UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2009

DATE OF REPORTING PERIOD:	November 1, 2008 through October 31, 2009

ITEM 1.	REPORT TO SHAREHOLDERS.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Family of Funds

Annual Report October 31, 2009

Go Paperless! Sign Up for e-Delivery
It's convenient, timely and helps reduce mailbox clutter. You can view prospectuses, annual reports and other shareholder materials easily online – just visit **www.calamos.com** and sign up for e-delivery. Our website is also a great source for fund performance, detailed profiles, fund news and insightful market commentary.

stay connected @ calamos.com

Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For over 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. We owe our success to the consistent application of this mantra: one team, one process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies. Our product offering includes the 13 open-ended Mutual Funds discussed in this report. Pay attention to notes throughout the document. These Funds respond to our clients’ diverse investment needs and objectives.

We invite you to review our annual report.

  TABLE OF CONTENTS

Letter to Shareholders	1

Investment Team Discussions	4

Calamos Growth Fund	4

Calamos Value Fund	8

Calamos Blue Chip Fund	11

Calamos Multi-Fund Blend	14

Calamos International Growth Fund	17

Calamos Evolving World Growth Fund	20

Calamos Global Equity Fund	23

Calamos Growth and Income Fund	27

Calamos Global Growth and Income Fund	31

Calamos Convertible Fund	34

Calamos Total Return Bond Fund	39

Calamos High Yield Fund	42

Calamos Market Neutral Income Fund	46

Expense Overview	50

Schedules of Investments	54

Statements of Assets and Liabilities	96

Statements of Operations	99

Statements of Changes In Net Assets	102

Notes to Financial Statements	107

Financial Highlights	133

Report of Independent Registered Public Accounting Firm	169

Trustee Approval of Management Agreement	170

Tax Information	174

Trustees & Officers	175

Letter to Shareholders

Dear Shareholder:

Enclosed is your annual report for the fiscal year ended October 31, 2009. We appreciate the opportunity to correspond with you. I encourage you to carefully review this report, which includes an assessment of market conditions and Fund commentary from our investment team. The report also includes a listing of portfolio holdings, financial data and highlights, as well as detailed information about the performance and allocations of the Funds.

The year in review was divided into two distinct phases. In the first one, fallout from the global financial crisis kept the markets mired in pessimism. Anxiety ran high due to limited access to credit, the failing financial and auto industries, the grim housing market, and uncertainty about government stimulus plans and dire economic data. A depression scenario, rather than a severe recession was a widespread concern and panic led to the markets’ lows in March. In the second phase, these issues did not go away, but the perception that the world was not falling off a cliff combined with the fact that valuations had reached very attractive levels underpinned the strong market rebound in the remainder of the year. As markets roared back, our Funds participated with holdings (such as those in quality growth stocks, convertibles, and high-yield bonds) generating solid gains.

Certainly, the problems of 2008 are not completely resolved. Future government involvement in the financial sector and health care system, the pace of economic recovery, and the long-term implications of government stimulus programs cast a shadow. However, the depression scenario has waned and the bad news has become “less bad.”

Although global governments have flooded the world’s financial system with cash, inflation has been kept at bay (so far). Positive third-quarter gross domestic product growth in the U.S. provided a counterbalance to continued weakness in employment

Letter to Shareholders ANNUAL REPORT	1

Letter to Shareholders

data. Consumer activity remains muted, but has been rekindled. Government intervention has played a role, with programs like “cash for clunkers” helping to loosen purse strings. Low interest rates and government incentives for first-time homebuyers have also boosted the challenged mortgage and housing markets.

Throughout the period we remained confident about our investment process, and the Funds proved to be well positioned to participate of general market trends. For example, growth stocks rebounded strongly, and our overweight position in information technology contributed to the Funds’ absolute and relative returns. Many of our Funds hold convertible securities because we believe these investments offer excellent defensive equity characteristics. Convertibles performed more in line with our expectations than they did last year — participating in equity upswings while offering certain downside protection — and the Funds’ performance benefited. Valuations improved steadily throughout the period. In Funds where we invest in corporate debt, we remained focused on the higher credit qualities, and avoided speculative grade investments. Although the latter group delivered the strongest returns during the period, we believe that speculative grade convertibles, for example, could be weak performers in a prolonged period of slow-growth.

We have also identified many attractive investments that take advantage of global opportunities — with certain non-U.S. markets offering some of the most compelling opportunities that we have encountered over the past 40 years. In addition to U.S. and European businesses that may participate, the opportunities we are seeing extend beyond the developed markets to select companies in emerging markets such as China, India and Brazil.

This report is divided in to four sections, comprising: U.S. & International Equity, Defensive Equity, Fixed Income and Alternative. Each category leverages our time-tested investment process and can be employed in a range of long-term, diversified portfolios.

If you have any questions about your Fund(s), please contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time — or speak to your financial advisor. I also encourage you to visit our website at calamos.com on a regular basis, for updated commentary and more information about your Funds. We thank you for your continued confidence and are honored by the opportunity to help you achieve your long-term investment goals.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

2	ANNUAL REPORT Letter to Shareholders

U.S. & International Equity:

We introduced the Calamos Growth Fund in 1990 and it has since become our equity flagship product. We now offer a range of domestic and international strategies covering U.S. blue chips, value stocks, and international growth stocks from developed and emerging markets. These strategies use the same core investment approach, seeking higher-quality businesses with diversified global revenue bases, sustainable brands, and market leadership. We favor sectors and companies that are positioned to benefit from long-term secular themes, such as productivity improvements, infrastructure rebuilding, and demographic trends.

U.S. & International Equity: ANNUAL REPORT	3

Calamos Growth Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVGRX	CVGBX	CVGCX

FUND CUSIP NUMBERS

A Shares	128119302
B Shares	128119740
C Shares	128119856

Fund Objective
Long-term capital growth

Investment Strategy

•	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

•	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

•	Uses proprietary valuation models to ascertain a stock’s return potential

•	Adheres to strict risk-management guidelines to determine portfolio construction

Investor Profile
This Fund may be suitable for investors who seek:

•	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

•	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

Performance Overview

The Calamos Growth Fund is now in its 20th calendar year of navigating equity markets, with its inception dating to 1990. For nearly two decades of investing led by consistent senior leadership, its investment team has been looking for stocks in businesses with high and accelerating growth rates, seeking attractive growth companies in light of longer economic themes and current market conditions. The 12-month period ended October 31, 2009 was a dramatic and remarkable year, even in the context of a 19-year track record. The Fund returned 26.09%, outperforming both the S&P 500 and the Russell Midcap Growth Indexes, which returned 9.80% and 22.48%, respectively.

Growth of $10,000: for 10-year period ended 10/31/09

The Fund’s fiscal year ended with positive returns, but equity markets entered the reporting period by continuing a downward trend that started in 2007 and accelerated during the financial market related shakeups of the 3rd quarter of 2008 before reaching a market bottom in March 2009. Then, markets rebounded strongly as investors concluded that the U.S. and global economies were not headed to a Depression, and began purchasing securities at extremely discounted prices. The S&P 500 Index climbed 55% from March 9, 2009 through October 31, 2009, and growth stocks performed even better, as measured by the Russell Midcap Growth Index, gaining 61% during that same period.

As noted, the Growth Fund performed well during the fiscal year. It had been positioned in what we believed to be higher quality growth businesses that we

4	ANNUAL REPORT Calamos Growth Fund

Calamos Growth Fund

thought would perform well in a slow growth environment. Virtually all stocks were sold off equally in the midst of the liquidity crisis at the tail-end of 2008, and businesses we had invested in, with better balance sheets and better long-term growth prospects, couldn’t avoid the market’s free fall. This was a market slide where higher quality seemingly did not matter. But, as investors returned to the markets, these higher quality businesses were rewarded and the Fund’s holdings rebounded dramatically. From the market lows on March 9, the Fund gained 68%, outpacing the indexes. Investments in technology businesses, and companies with solid balance sheets and growth opportunities, all rebounded strongly, as productivity enhancers attracted longer term interest from investors. While the Fund reduced its investment in consumer spending areas, in light of a weakened consumer, the selected investments we did own rebounded strongly—again, these were companies with a global presence that we believe should be the net gainers in a slower economy. Many low quality businesses also rebounded in the second half of the reporting period, but the Fund was not invested in those companies. We believe the rebound in such companies to be more of a market-timing call, as opposed to sound fundamental investing—which has been an essential part of our investment philosophy for decades.
 SECTOR ALLOCATION

Information Technology	33.4%
Energy	17.3
Industrials	13.4
Consumer Discretionary	10.1
Health Care	7.6
Financials	6.7
Materials	5.0
Telecommunication Services	2.0
Consumer Staples	1.5
Sector allocations exclude certain index options that have representation across all sectors.

Going forward, we believe higher-quality growth businesses should be the most rewarded. Government spending has helped alleviate the financial markets, but this has been more of a temporary solution than a long-term fix. We believe that the U.S. and global economies will (or have already) recovered, but growth rates going forward should be more muted than what we have experienced in recent history, and that economic growth could be volatile as well. In this environment, a rising tide may not lifts all boats. There will likely be winners and losers in the economy and the investment markets. We believe that focusing on valuations and the fundamentals of individual companies should payoff over the longer term.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

Calamos Growth Fund ANNUAL REPORT	5

Calamos Growth Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/09

We believe that companies with sustainable earnings, solid business models, capable management and strong balance sheets are better positioned in a period of greater uncertainty and more modest economic growth as we may continue to see a “flight to quality.”

Calamos Growth Fund

Russell Midcap® Growth Index[1]

S&P 500 Index[2]

 AVERAGE ANNUAL TOTAL RETURN†

			10 YEARS OR
	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/4/90
Without Sales Charge	26.09%	0.78%	8.00%
With Sales Charge	20.08	-0.19	7.48

Class B Shares – Inception 9/11/00
Without Sales Charge	25.18	0.03	1.07	∧
With Sales Charge	20.18	-0.30	1.07	∧

Class C Shares – Inception 9/3/96
Without Sales Charge	25.16	0.03	7.37
With Sales Charge	24.16	0.03	7.37

Class I Shares – Inception 9/18/97	26.40	1.04	8.52

Class R Shares – Inception 3/1/07	25.77	NA	-5.82	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

6	ANNUAL REPORT Calamos Growth Fund

Calamos Growth Fund

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.
[1] The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

[2] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Growth Fund ANNUAL REPORT	7

Calamos Value Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVAAX	CVABX	CVACX

FUND CUSIP NUMBERS

A Shares	128119666
B Shares	128119658
C Shares	128119641

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

•	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

•	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

•	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

Investor Profile
This Fund may be suitable for investors who seek:

•	A vehicle for building assets to meet medium-range to long-range financial goals

•	A value-oriented complement to a growth-oriented portfolio

Performance Overview

The 12-month period ended October 31, 2009 was certainly a remarkable and unforgettable time for investment markets and the U.S. economy—even to experienced investors such as the senior leadership of the Calamos Value Fund, who have been investing together for over 25 years. The Fund seeks to invest in attractively priced equity securities relative to the broad market—stocks in companies where the share price appears to be trading below its fair value. Typically, these value stocks have what most would consider less downside as they are already trading at lower valuations. Last year none of that seemed to matter as investors sought liquidity and the stocks of even good businesses with solid long-term prospects that were trading at attractive prices fell along with the market. This year, however, the stocks of many of these companies rebounded strongly.

Growth of $10,000: since inception (1/2/02) through 10/31/09

The Calamos Value Fund performed well during the fiscal year ended October 31, 2009, returning 18.85% for the period, and owes the year’s success to sticking to its investment discipline. It outperformed its benchmark, the Russell 1000 Value Index, which returned 4.78%. With concerns around a slowing economy, the Fund was positioned in higher quality businesses—whose own finances were in better order as evidenced by strong balance sheets. Even though some of these businesses saw their stock prices decline with the overall market, the Fund managers believed the selling pressure was overdone and that these companies were now trading at extremely low valuations. Once the investing public believed that the economy was “only” in a recession as opposed to a depression era-like free-fall, the stocks in these businesses

8	ANNUAL REPORT Calamos Value Fund

Calamos Value Fund

rebounded. Investments in Information Technology worked well for the Fund, as technology businesses focused on productivity enhancements, and continued improvement in equipment and devices, already had cleaner balance sheets and better long-term sustainable growth prospects. This sector was the leader in the value market and the broad market as well. The Fund also benefitted from its investments in Health Care. Not only was the Fund wisely underweight the area due to concerns about government efforts to regulate the industry and what effects that would have for the businesses, but individual investments worked well—such as equipment and supplies company Alcon—driving strong performance within the Health Care area for the Fund. As the markets recovered strongly this year, some stocks that were trading at low prices (that indicated that investors broadly perceived they could go out of business) performed well coming off of these extremes. The Fund did not own these stocks, as Fund management perceived too much risk surrounding the companies’ long-term prospects, their need for government assistance and large-scale changes for their long term health.
 SECTOR ALLOCATION

Information Technology	24.2%
Energy	20.1
Consumer Staples	13.0
Industrials	12.6
Financials	12.1
Consumer Discretionary	7.6
Health Care	7.4
Sector allocations exclude certain index options that have representation across all sectors.

With the U.S. economy likely in a more volatile, slower growth environment, the Value Fund may be attractive for investors seeking to capture opportunities from securities trading at lower valuations. The Fund owns stocks in companies with larger market capitalizations—bigger and typically well recognized, established businesses that we believe investors will seek in a more uncertain environment. On average, the securities in the Fund also have lower debt burdens than those comprising the value market as measured by the Russell 1000 Value, so they may be in better financial condition and able to withstand a slower and potentially volatile growth environment. Some of these businesses will be able to take advantage of the weakened condition of competitors and improve their overall position in the market. The experienced team leading the Calamos Value Fund has positioned the portfolio in these types of businesses with an eye toward tomorrow’s opportunities, but ever watchful of today’s economic market conditions.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

Calamos Value Fund ANNUAL REPORT	9

Calamos Value Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	5 YEARS	SINCE INCEPTION

Class A Shares – Inception 1/2/02
Without Sales Charge	18.85%	1.90%	2.85%
With Sales Charge	13.25	0.91	2.21

Class B Shares – Inception 1/2/02
Without Sales Charge	17.97	1.16	2.09
With Sales Charge	12.97	0.81	2.09

Class C Shares – Inception 1/2/02
Without Sales Charge	17.99	1.14	2.08
With Sales Charge	16.99	1.14	2.08

Class I Shares – Inception 3/1/02	19.23	2.18	3.42

Class R Shares – Inception 3/1/07	18.60	NA	-5.57

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	ANNUAL REPORT Calamos Value Fund

Calamos Blue Chip Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CBCAX	CBCBX	CBXCX

FUND CUSIP NUMBERS

A Shares	128119625
B Shares	128119617
C Shares	128119591

Fund Objective
Long-Term capital growth

Investment Strategy

•	Invest in larger, established companies with balance sheet strength that can also help mitigate downside risk.

•	We look for businesses with diversified product lines that can increase productivity to maintain growth.

•	Apply proprietary models to determine return potential of companies.

•	Each security is further vetted within the context of the portfolio.

•	We seek to identify long-term secular themes that can drive growth for decades. Investment candidates emerge from the intersection of our top-down (overlay of macroeconomic themes) and bottom-up analysis.

Investor Profile
This Fund may be suitable for investors who seek:

•	A vehicle for building assets to meet medium- to long-range financial goals

•	A larger-cap core offering of diversified companies providing broad market participation

Performance Overview

During a 12-month time period in which markets initially tumbled as concerns over the deteriorating global economic environment mounted, before recovering dramatically since the March bottom, the Blue Chip Fund performed strongly versus the broad large cap U.S. equity market, as measured by the S&P 500 Index. The Fund returned 18.50% versus 9.80% for the index. The Blue Chip Fund seeks to invest in larger, well established businesses which investors may refer to as “blue chip” companies. Typically, large-cap companies (those with larger stock market capitalizations) may offer lower risk than smaller companies as they tend to have more established business models, partnerships and client bases.

Growth of $10,000: since inception (12/1/03) through 10/31/09

As noted, the Fund performed well during the period by focusing on what management believed to be higher quality businesses that would perform well in a slow growth environment. Virtually all stocks were sold off equally in the midst of the liquidity crisis at the tail-end of 2008, and businesses we had invested in, with better balance sheets and better long-term growth prospects, couldn’t avoid the crisis. But, as investors returned to the markets, these higher quality businesses were rewarded and the Fund’s holdings rebounded dramatically.

Calamos Blue Chip Fund ANNUAL REPORT	11

Calamos Blue Chip Fund

 SECTOR ALLOCATION

Information Technology	36.1%
Energy	18.3
Industrials	9.7
Consumer Discretionary	6.5
Financials	6.3
Materials	6.3
Health Care	5.8
Consumer Staples	5.0
Telecommunication Services	3.0
Sector allocations exclude certain index options that have representation across all sectors.

The Fund maintained an underweight in the Financial sector, as the Fund managers were concerned about lending institutions and the potential for future write-downs from bad loans. Financial stocks were the worst performing sector within the S&P 500 for the period. The Blue Chip Fund was overweight in the Information Technology sector, which was exemplified by companies with better growth rates and better balance sheets. U.S. technology businesses may benefit from growth throughout the world as a recovery takes hold—especially as productivity enhancers in the corporate world and in the exploding area of personal/consumer devices. The Fund did not own some of the more speculative, lower priced stocks that rebounded from the brink of extinction—the Fund managers remained steadfast in their search for higher quality, sustainable blue chip growth companies.

Going forward, there should be pockets of growth throughout the world, including the US, but that growth may be more muted and volatile. We believe investors will continue to seek larger, higher quality businesses with opportunities with consumers and corporations worldwide. The Fund managers continue to believe that focusing on valuations and the fundamentals of individual companies that offer reasonable growth rates should be critical in the near term.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

12	ANNUAL REPORT Calamos Blue Chip Fund

Calamos Blue Chip Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	5 YEARS	SINCE INCEPTION

Class A Shares – Inception 12/1/03
Without Sales Charge	18.50%	2.23%	2.20%
With Sales Charge	12.92	1.23	1.36

Class B Shares – Inception 12/1/03
Without Sales Charge	17.50	1.45	1.43
With Sales Charge	12.50	1.07	1.27

Class C Shares – Inception 12/1/03
Without Sales Charge	17.61	1.47	1.45
With Sales Charge	16.61	1.47	1.45

Class I Shares – Inception 12/1/03	18.74	2.50	2.47

Class R Shares – Inception 3/1/07	18.28	NA	-4.79

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Blue Chip Fund ANNUAL REPORT	13

Calamos Multi-Fund Blend
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CMQAX	CMQBX	CMQCX

FUND CUSIP NUMBERS

A Shares	128119534
B Shares	128119526
C Shares	128119518

Fund Objective
Long-term capital growth and, secondarily, current income

Investment Strategy

•	Calamos Multi-Fund Blend combines three compelling Calamos funds into a diversified but unified fund of funds designed to serve as the equity cornerstone of an investment portfolio
•	By investing in just one Fund, Calamos Multi-Fund Blend, investors gain access to three distinct investment strategies with minimal holdings overlap

–	Calamos Growth Fund—an aggressive fund that seeks stocks with above-average growth potential
–	Calamos Global Growth and Income Fund—a defensive mix of U.S. and foreign equity and convertible securities
–	Calamos Value Fund—seeks undervalued companies that possess catalysts for growth

•	The Fund will invest in Class I shares of these underlying funds
•	The percentage allocations to the underlying funds will be monitored daily and rebalanced whenever the actual allocations diverge by 5% or more from their one-third target allocation
•	New cash flows can be used to achieve rebalancing

Investor Profile
This Fund may be suitable for investors who seek:

•	Broad diversification, total-return potential and risk control
•	A core equity allocation, which offers growth, value and defensive global holdings
•	An automatic rebalancing feature

Performance Overview

The Calamos Multi-Fund Blend Fund delivered strong absolute and relative returns versus the U.S. equity market. For the 12-month period the Fund was up 25.42%, while the S&P 500 Index was up 9.80%. The Fund is a blend of three Calamos portfolios—Calamos Growth, Calamos Global Growth & Income and Calamos Value Funds. The strategy is aimed at providing broad equity exposure from U.S. and international growth stocks, value stocks, and global convertible securities. Stocks provide the Fund with long-term return potential, while convertibles provide a defensive component, offering the potential for some downside protection and upside equity market participation. Each portfolio is targeted to hold approximately 1/3 of the Fund’s assets and is automatically rebalanced:

Growth of $10,000: since inception (6/28/06) through 10/31/09

Calamos Growth Fund. The Fund’s fiscal year ended with positive returns, but equity markets entered the reporting period by continuing a downward trend that started in 2007 and accelerated during the financial market related shakeups of the 3rd quarter of 2008 before reaching a market bottom in March 2009. Then, markets rebounded strongly as investors came to terms that the U.S. and global economy was not headed into a Depression, purchasing securities at extremely discounted prices. The S&P 500 Index climbed 55% from March 9, 2009 through October 31, 2009, and growth stocks performed even better, as measured by the Russell Midcap Growth Index, gaining 61% during that same time period. The Growth Fund had been positioned in what we believed to be higher quality growth businesses that we thought would perform well in a slow growth environment. Virtually all stocks were sold off equally

14	ANNUAL REPORT Calamos Multi-Fund Blend

Calamos Multi-Fund Blend

in the midst of the liquidity crisis at the tail-end of 2008, and businesses we had invested in, with better balance sheets and better long-term growth prospects, couldn’t avoid the market’s free fall. This was a market slide where higher quality seemingly didn’t matter. But, as investors returned to the markets, these higher quality businesses were rewarded and the Fund’s holdings rebounded dramatically. From the market lows on March 9, the Fund gained 68%, outpacing the indexes. Investments in technology businesses, and companies with better balance sheets and growth opportunities, all rebounded strongly, as productivity enhancers attracted longer term interest from investors. While the Fund reduced its investment in consumer spending areas, in light of a weakened consumer, the selected investments we did own rebounded strongly—again, these were companies with a global presence that we believe will be the net gainers in a slower economy. Many low quality businesses also rebounded in the second half of the reporting period, but the Fund was not invested in those names. We believe the rebound in such companies to ultimately be more of a market-timing issue surrounding investor sentiment instead of sound, fundamental investing.

 SECTOR ALLOCATION

Information Technology	26.4%
Energy	18.8
Industrials	10.7
Financials	10.0
Consumer Discretionary	8.4
Health Care	8.4
Consumer Staples	7.2
Materials	5.4
Telecommunication Services	1.4
Sector allocations exclude sovereign bonds and certain index options that have representation across all sectors.

Calamos Global Growth & Income Fund. The Fund added the most value from bottom up selection across a wide range of sectors including Financials, Energy, Industrials, Consumer Discretionary and Health Care. Our bottom up focus over the past year has continued to be to invest in higher quality businesses, with stronger balance sheets, globally diversified revenues and with growth potential that the market is not rewarding sufficiently. This focus has worked despite the Fund not having significant exposure to the lower quality companies that have been the best performers—which is due to investors’ risk appetites having increased since March. The Fund’s exposure to some of the more cyclical sectors such as Energy and Materials had increased as we looked to position the Fund for a recovering global economy, the potential of dollar devaluation and possible longer term inflation. From a geographic perspective, the Fund continues to favor significant opportunities in US and non-U.S markets and has increased exposure to emerging markets in Asia and Latin America, most notably Brazil. We have been impressed by how many emerging economies have been managed during the global economic crisis and believe that they represent attractive growth opportunities at a time when growth in developed economies has declined significantly.

Calamos Value Fund. With concerns around a slowing economy, the Fund was positioned in higher quality businesses—whose own finances were in better order as evidenced by better balance sheets. Even though some of these businesses saw their stock prices decline with the overall market, the Fund managers believed the selling pressure was overdone and that these companies were now trading at extremely low valuations. Once the investing public believed that the economy was “only” in a recession, as opposed to a depression era-like free-fall, the stocks in these businesses would rebound. Investments in Information Technology worked well for the Fund, as technology businesses focused on productivity enhancements, and continued improvement in equipment and devices, already had cleaner balance sheets and better long term sustainable growth prospects. This sector was the leader in the value market and the broad market as well. The Fund also benefitted from its investments in Health Care. Not only was the Fund wisely underweight the area due to concerns about government efforts to regulate the industry and what effects that would have for the

Calamos Multi-Fund Blend ANNUAL REPORT	15

Calamos Multi-Fund Blend

businesses, but individual investments worked well—such as equipment and supplies company Alcon—driving strong performance within the health care area for the Fund. As the markets recovered strongly this year, some stocks that were trading at low prices (that indicated that investors broadly perceived they could go out of business) performed well coming off of these extremes. The Fund did not own these stocks, as Fund management perceived too much risk surrounding the companies’ long-term prospects, their need for government assistance, and large-scale changes for their long term health.

As we look forward, although the moves by governments and central banks around the world helped ensure we did not enter a global depression, the policies that were followed have created longer term issues that will need to be dealt with. However, we believe that the innovation and entrepreneurship that people have shown throughout history will continue and that this will lead to growth opportunities for investors. We believe investors will seek higher quality businesses that serve consumers and corporations worldwide and that active management will be rewarded going forward. The Fund’s unique blend of three of our equity portfolios will help it to weather the type of volatile market we expect ahead.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 6/28/06
Without Sales Charge	25.42%	-0.31%
With Sales Charge	19.44	-1.75

Class B Shares – Inception 6/28/06
Without Sales Charge	24.45	-1.05
With Sales Charge	19.45	-1.94

Class C Shares – Inception 6/28/06
Without Sales Charge	24.45	-1.05
With Sales Charge	23.45	-1.05

Class I Shares – Inception 6/28/06	25.70	-0.07

Class R Shares – Inception 3/1/07	25.10	-4.59

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect through April 30, 2007. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/06, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	ANNUAL REPORT Calamos Multi-Fund Blend

Calamos International Growth Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CIGRX	CIGBX	CIGCX

FUND CUSIP NUMBERS

A Shares	128119575
B Shares	128119567
C Shares	128119559

Fund Objective
Long-term capital growth

Investment Strategy

•	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

•	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

•	Emphasizes countries espousing free-market principles

•	Seeks to outperform the MSCI EAFE® Growth Index over the long term with less volatility

Investor Profile
This Fund may be suitable for investors who seek:

•	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

•	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

Performance Overview

The Calamos International Growth Fund, in its 5th year, delivered strong absolute and relative returns versus international market indexes. With experience in international investing going back to the 1980s, the Fund’s process incorporates global macroeconomic analysis, including the identification of longer term secular themes, with bottom up quantitative and fundamental analysis.

Growth of $10,000: since inception (3/16/05) through 10/31/09

The Fund returned 42.02% during the reporting period, versus 24.08% for the MSCI EAFE Growth Index and 28.41% for the MSCI EAFE Index. Over the 12-month period during which the growth prospects of companies and the overall economy have been severely questioned, the growth focus of the Fund has been rewarded. While providing diversification, the Fund often looks very different than the indexes. This is because we aim to invest in the highest relative growth businesses, with strong returns on invested capital and less-leveraged balance sheets. Over the course of the past year, this has meant we have had significant overweight positions in areas such as Information Technology while being very underweight others, where we have questioned growth potential, such as financials.

Calamos International Growth Fund ANNUAL REPORT	17

Calamos International Growth Fund

 SECTOR ALLOCATION

Information Technology	27.7%
Energy	20.8
Consumer Discretionary	9.9
Materials	9.4
Health Care	7.7
Financials	7.5
Consumer Staples	4.6
Industrials	4.0
Telecommunication Services	3.8
Sector allocations exclude certain index options that have representation across all sectors.

The strong relative returns of the Fund have been generated largely through strong bottom up selection across sectors such as Information Technology, Energy, Consumer Discretionary, Financials, and Health Care. It is worth noting that these returns have been generated while the Fund has had limited exposure to the lower quality companies that have performed best since the market bottomed in March of this year.

Over the course of 2009, we have added to the cyclical growth exposure of the Fund in areas like Energy and Materials. These moves have been driven in part by our top down concerns over the potential for dollar devaluation, the possibility of longer term inflation and a belief that much of the money pumped in to the system by global governments and central banks would end up in financial assets including commodities. These increases were funded by reductions in the Fund’s weightings to sectors including Health Care and Industrials. From a geographic perspective, we have added to the Fund’s exposure to emerging economies in Latin America, particularly Brazil, as well as Asia, principally China. In a world in which economic growth will be harder to come by than in recent years, we believe that the growth potential of emerging economies will be valued by investors.

As we look forward, although the moves by governments and central banks around the world helped ensure we did not enter a global depression, the policies that were followed have created longer term issues that will need to be dealt with. However, we believe that the innovation and entrepreneurship that people have shown throughout history will continue and that this will lead to growth opportunities for investors. We believe the investment approach followed by the Calamos International Growth Fund will benefit from this. In addition, we believe, in a period when we expect volatility and uncertainty to become more prevalent than over the past 2 decades, the active management philosophy of a stable investment team utilizing a consistent investment approach will be rewarded.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

18	ANNUAL REPORT Calamos International Growth Fund

Calamos International Growth Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 3/16/05
Without Sales Charge	42.02%	6.36%
With Sales Charge	35.33	5.25

Class B Shares – Inception 3/16/05
Without Sales Charge	40.96	5.56
With Sales Charge	35.96	5.21

Class C Shares – Inception 3/16/05
Without Sales Charge	41.06	5.55
With Sales Charge	40.06	5.55

Class I Shares – Inception 3/16/05	42.44	6.62

Class R Shares – Inception 3/1/07	41.67	-3.03

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.
[1] The MSCI EAFE® Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

[2] The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos International Growth Fund ANNUAL REPORT	19

Calamos Evolving World Growth Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the period from the commencement of operations of the Fund on August 15, 2008, to October 31, 2009.

Performance Overview

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CNWGX	CNWZX	CNWDX

FUND CUSIP NUMBERS

A Shares	128119161
B Shares	128119153
C Shares	128119146

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies.

•	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long-term.

•	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return.

Investor Profile
The Fund may be suitable for investors who seek:

•	Enhanced diversification potential.

•	A portfolio of companies that we believe offer high relative and sustainable growth potential.

•	A risk-conscious means to participate in the long-term growth potential of developing markets.

•	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio.

The Calamos Evolving World Growth Fund was launched in 2008 with the aim of providing investors with investment opportunities tied to the growth of emerging economies. The Fund invests directly in emerging market companies as well as in developed market companies that generate a significant percentage of their profits or revenues from emerging economies. We believe this approach will help us over the longer term in managing the ups and downs of investing in emerging markets which we believe will remain a volatile segment of the capital markets.

Over the course of the past year, the approach led to the Fund outperforming, as the equity markets sold off at the end of 2008 and during the difficult first quarter, but underperforming as emerging markets rallied 92 percent from the March lows. The Fund returned 41.76% for the period, versus 64.63% for its benchmark, the MSCI Emerging Markets Index.

While the absolute returns of the Fund have been strong over the past 12 months, the Fund has underperformed from a relative perspective versus the MSCI Emerging Markets index. This underperformance has been largely driven by more defensive positioning across a number of sectors including Materials, Consumer Discretionary and particularly Financials. The rebound in Financials has been driven in part by the feeling among investors that the worst had passed for the sector and that they would be central to growth in emerging economies. While we want some allocation to bigger, higher quality diversified financials in the Fund, we are more concerned about the risks that many banks still face—including the impact of increased supervision and regulation will have on the returns on equity, and assets they can generate going forward.

In line with our top down views, we have increased investment in more cyclical growth areas such as Materials and Energy during 2009. These areas will benefit from dollar devaluation and the impact of the flooding of the system with money by governments and central banks that will likely find its way into financial assets, including commodities. These increases have been largely funded by reductions in sectors such as Consumer Discretionary and Health Care. Over the course of the past year, the Fund’s direct investment in emerging markets has increased, particularly in markets such as Brazil. We have been impressed how these countries have managed their way through the economic crisis and believe they represent some of the most attractive growth potential available globally going forward.

20	ANNUAL REPORT Calamos Evolving World Growth Fund

Calamos Evolving World Growth Fund

 SECTOR ALLOCATION

Information Technology	27.7%
Energy	17.0
Materials	13.6
Consumer Staples	10.5
Telecommunication Services	6.1
Financials	5.9
Consumer Discretionary	5.8
Industrials	5.6
Health Care	3.5
Sector allocations exclude certain index options that have representation across all sectors.

As we look forward, emerging economies will provide an ever larger part of global economic growth and consumption. While we expect volatility to be prevalent going forward, we believe our more defensive approach as well as being active managers will provide us with strong opportunities.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

 GROWTH OF $10,000: SINCE INCEPTION (10/31/09)

Calamos Evolving World Growth Fund

MSCI Emerging Markets Index

Calamos Evolving World Growth Fund ANNUAL REPORT	21

Calamos Evolving World Growth Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 8/15/08
Without Sales Charge	41.76%	3.21%
With Sales Charge	34.95	-0.86

Class B Shares – Inception 8/15/08
Without Sales Charge	40.71	2.46
With Sales Charge	35.71	-0.83

Class C Shares – Inception 8/15/08
Without Sales Charge	40.71	2.46
With Sales Charge	39.71	2.46

Class I Shares – Inception 8/15/08	42.14	3.44

Class R Shares – Inception 8/15/08	41.32	2.95

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

[1] The MSCI Emerging Markets Indexsm is a free float-adjusted market capitalization index. As of August 2005, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The index represents companies within these countries that are available to investors worldwide. Investors cannot invest directly in an index.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

22	ANNUAL REPORT Calamos Evolving World Growth Fund

Calamos Global Equity Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CAGEX	CBGEX	CCGEX

FUND CUSIP NUMBERS

A Shares	128119484
B Shares	128119476
C Shares	128119468

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests globally, emphasizing countries espousing free-market principles

•	Invests in companies with balance sheet strength

•	Applies proprietary models to determine the return potential of stocks considering growth potential and valuations

•	Combines bottom-up analysis with a top down overlay of macro-economic themes

•	Conducts extensive analysis to help determine the intrinsic value of companies under consideration

•	Seeks to eliminate disparities in accounting practices by conducting a cash-based analysis of each company’s financial statements

Investor Profile
The Fund may be suitable for investors who seek:

•	A global equity allocation

•	Enhanced diversification through a portfolio that includes both U.S. and international stocks

Performance Overview

The Calamos Global Equity Fund delivered strong absolute and relative returns versus the global market index for the period—the Fund was up 34.24% versus the MSCI World Index, which was up 19.21%. With experience in global markets going back to the 1980s, the Fund’s process incorporates global macroeconomic analysis, including the identification of longer term secular themes, with bottom up quantitative and fundamental company analysis.

Growth of $10,000: since inception (3/1/07) through 10/31/09

It primarily seeks to invest in both domestic and international companies with high and accelerating growth rates as well as healthy balance sheets. Most of the Fund’s holdings are global businesses that derive revenues from numerous countries, and are thus less dependent on domestic consumption or their domestic economy.

Over the period, the most value was added through selection of Information Technology, Consumer Discretionary, Financials and Health Care names. Throughout the year we increased our investment in some of the cyclical sectors such as Energy and Materials—areas that did well in the volatile environment. The increases were funded in part by reductions in the weightings of the Health Care and Industrials sectors. From a geographic perspective, the Fund was underweight the U.S. versus the MSCI World index. During the period, the Fund managers increased investments in emerging markets such as China and Brazil—these are attractive growth opportunities which have also managed the global economic crisis well.

Calamos Global Equity Fund ANNUAL REPORT	23

Calamos Global Equity Fund

 SECTOR ALLOCATION

Information Technology	32.5%
Energy	22.0
Consumer Discretionary	10.9
Financials	8.2
Materials	7.4
Industrials	6.1
Health Care	4.7
Consumer Staples	2.3
Telecommunication Services	2.3
Sector allocations exclude certain index options that have representation across all sectors.

As we look forward, although the moves by governments and central banks around the world helped ensure we did not enter a global depression, the policies that were followed have created longer term issues that will need to be dealt with. However, we believe that the innovation and entrepreneurship that people have shown throughout history will continue and that this will lead to growth opportunities for investors. We believe investors will seek higher quality growth businesses that serve consumers and corporations worldwide. We will continue our focus on valuations and reasonable growth rates and believe that the Calamos Global Equity Fund will benefit from this.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

24	ANNUAL REPORT Calamos Global Equity Fund

Calamos Global Equity Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 3/1/07
Without Sales Charge	34.24%	-1.47%
With Sales Charge	27.81	-3.26

Class B Shares – Inception 3/1/07
Without Sales Charge	33.48	-2.20
With Sales Charge	28.48	-3.26

Class C Shares – Inception 3/1/07
Without Sales Charge	33.29	-2.20
With Sales Charge	32.29	-2.20

Class I Shares – Inception 3/1/07	34.70	-1.19

Class R Shares – Inception 3/1/07	33.92	-1.71

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Global Equity Fund ANNUAL REPORT	25

Defensive Equity:

Our defensive equity Funds seek to outperform the markets with less risk. Convertible securities combine the features of stocks (upside potential) with fixed income features (such as coupon income). We introduced the Calamos Convertible Fund in 1985, our pure convertible portfolio, and then followed it in 1988 with the Calamos Growth & Income Fund. By combining equities with equity-sensitive convertibles, Calamos Growth & Income Fund offers even greater potential to participate in the equity upside while still enjoying a potential measure of downside protection. In 1996, we introduced the Calamos Global Growth & Income Fund, expanding both equity and convertible investment opportunities to the global marketplace. In each portfolio, our investment process helps us to manage risk/reward opportunities among equities and convertibles, based on an assessment of the market environment and the individual holdings.

26	ANNUAL REPORT Defensive Equity:

Calamos Growth and Income Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVTRX	CVTYX	CVTCX

FUND CUSIP NUMBERS

A Shares	128119104
B Shares	128119765
C Shares	128119831

Fund Objective
High long-term total return through growth and current income

Investment Strategy

•	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

•	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

•	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

Investor Profile
This Fund may be suitable for investors who seek:

•	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

•	A consistent income stream

Performance Overview

The Calamos Growth and Income Fund has served its shareholders for more than 21 years. The Fund delivered strong absolute and relative returns for the period versus its benchmark indexes—it was up 32.49%, versus 9.80% for the S&P 500 Index and 34.79% for the BofA Merrill Lynch All US Convertible Ex Mandatory Index (V0A0). The Fund seeks to moderate the volatility of the equity markets through what we consider to be a defensive equity strategy.

The Fund managers focused on higher quality businesses that were oversold during the period, including convertible securities that were oversold due to the liquidity crisis toward the end of 2008. But, as investors returned to the markets, these higher quality businesses were rewarded and the Fund’s holdings rebounded dramatically.

Growth of $10,000: for 10-year period ended 10/31/09

Strong selection in the Energy sector helped the Fund’s performance during the period. The managers added to the sector as they thought the selloff to be overdone, implying no global growth or future demand. They have focused on drilling companies, and the equipment and services areas. The Fund added to the Materials sector, amid concerns around the government pumping money into the market, and potential inflation—mining stocks and gold-related investments did well. The Fund did not own the lowest priced stocks that rebounded, including speculative grade convertibles. The managers believed that owning these types of securities was more of a timing, or emotion-driven decision, than belief that good businesses were oversold.

Calamos Growth and Income Fund ANNUAL REPORT	27

Calamos Growth and Income Fund

 SECTOR ALLOCATION

Information Technology	24.7%
Energy	18.3
Health Care	10.9
Materials	9.0
Financials	8.4
Industrials	7.2
Consumer Discretionary	5.5
Consumer Staples	5.4
Telecommunication Services	0.8
Sector allocations exclude sovereign bonds and certain index options that have representation across all sectors.

For more than two decades, the Fund has done well in volatile equity markets. We believe investors will continue to seek higher quality businesses and will continue to look for firms with healthier balance sheets, business models that may create sustainable growth in an overall slow-growth environment, and attractive valuations. We also believe that experienced leadership, active management and a focus on managing risk will help the Fund to participate in growth around the world.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

28	ANNUAL REPORT Calamos Growth and Income Fund

Calamos Growth and Income Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/22/88) THROUGH 10/31/09

We believe that long-term performance is the most telling measure of a fund’s success, and encourage investors to consider a fund’s longer-term results over the course of a variety of market cycles.

Calamos Growth and Income Fund

S&P 500 Index[1]

BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index[2]

Value Line Convertible Index[3]

 AVERAGE ANNUAL TOTAL RETURN†

			10 YEARS OR
	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/22/88
Without Sales Charge	32.49%	4.90%	7.62%
With Sales Charge	26.22	3.88	7.09

Class B Shares – Inception 9/11/00
Without Sales Charge	31.48	4.11	5.00	∧
With Sales Charge	26.48	3.77	5.00	∧

Class C Shares – Inception 8/5/96
Without Sales Charge	31.49	4.11	7.00
With Sales Charge	30.49	4.11	7.00

Class I Shares – Inception 9/18/97	32.75	5.15	7.89

Class R Shares – Inception 3/1/07	32.11	NA	-0.64	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

Calamos Growth and Income Fund ANNUAL REPORT	29

Calamos Growth and Income Fund

NOTES:
The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2] BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC

[3] The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

30	ANNUAL REPORT Calamos Growth and Income Fund

Calamos Global Growth and Income Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVLOX	CVLDX	CVLCX

FUND CUSIP NUMBERS

A Shares	128119500
B Shares	128119732
C Shares	128119708

Fund Objective
High long-term total return through capital appreciation and current income

Investment Strategy

•	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

•	Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities, and bonds

•	Emphasizes countries espousing free-market principles

Investor Profile
This Fund may be suitable for investors who seek:

•	A risk-managed approach to pursuing growth opportunities around the world

•	A portfolio of securities representing various-sized companies from multiple countries

•	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

Performance Overview

During a 12 month time period in which markets initially tumbled as concerns over the deteriorating global economic environment mounted before recovering dramatically since the March bottom, the Global Growth and Income Fund performed strongly versus the broad global equity market as measured by the MSCI World Index. The Fund returned 29.16% versus 19.21% for the index.

Growth of $10,000: for 10-year period ended 10/31/09

With a stable investment team using a consistent investment approach, the Fund is managed with a defensive equity risk/reward posture utilizing a broad universe of equity sensitive securities. The Fund’s approach incorporates both top down global macroeconomic analysis allied with bottom up quantitative and fundamental company analysis. Despite the extreme conditions investors have faced over the past 12 months, the Fund has delivered on its aim of participating during up markets but adding most value during difficult markets:

10/31/08 thru 3/9/09:
Calamos Global Growth and Income Fund	-9.73%
MSCI World Index	-27.28%
3/9/09 thru 10/31/09:
Calamos Global Growth and Income Fund	43.08%
MSCI World Index	63.93%

Calamos Global Growth and Income Fund ANNUAL REPORT	31

Calamos Global Growth and Income Fund

Over the full period, the Fund added the most value from bottom up selection across a wide range of sectors including Financials, Energy, Industrials, Consumer Discretionary and Health Care. Our bottom up focus over the past year has continued to be to invest in higher quality businesses, with stronger balance sheets, globally diversified revenues and with growth potential that the market is not rewarding sufficiently. This focus has worked despite the Fund not having significant exposure to the lower quality companies that have been the best performers—which is due to investors’ risk appetites having increased since March.

During the course of the past year, the Fund’s investments in some of the more cyclical sectors such as Energy and Materials had increased as we looked to position the Fund for a recovering global economy, the potential of dollar devaluation and possible longer term inflation. These increases had been funded in part by reductions in weights in areas such as Financials and Consumer Discretionary.
 SECTOR ALLOCATION

Information Technology	20.4%
Energy	19.1
Materials	11.3
Health Care	10.1
Consumer Staples	8.0
Consumer Discretionary	7.1
Financials	6.3
Industrials	5.5
Telecommunication Services	2.1
Sector allocations exclude sovereign bonds and certain index options that have representation across all sectors.

From a geographic perspective, the Fund continues to favor global companies and has increased investment in emerging markets in Asia and Latin America, most notably Brazil. We have been impressed by how many emerging economies have been managed during the global economic crisis and believe that they represent attractive growth opportunities at a time when growth in developed economies has declined significantly.

Looking forward, we are comfortable with the positioning of the Fund and its ability to deliver on its defensive equity aim during what we expect to be a time of global economic and capital market volatility. The moves by global governments and central banks to stabilize the economy have worked in the short term but have created longer term concerns. We believe that active management will be rewarded going forward—decisions on sector and geographic weights, security selection and managing risk for our shareholders will be key in an uncertain environment.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

32	ANNUAL REPORT Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/9/96) THROUGH 10/31/09

We believe that a number
of dynamic secular trends will
create long-term investment
opportunities around the world.

Calamos Global Growth and Income Fund

MSCI World® Index[1]

 AVERAGE ANNUAL TOTAL RETURN†

			10 YEARS OR
	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/9/96
Without Sales Charge	29.16%	6.61%	6.22%
With Sales Charge	22.97	5.57	5.70

Class B Shares – Inception 9/11/00
Without Sales Charge	28.21	5.80	4.14	∧
With Sales Charge	23.21	5.48	4.14	∧

Class C Shares – Inception 9/24/96
Without Sales Charge	28.23	5.80	5.61
With Sales Charge	27.23	5.80	5.61

Class I Shares – Inception 9/18/97	29.62	6.88	6.46

Class R Shares – Inception 3/1/07	29.06	NA	-2.09	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Global Growth and Income Fund ANNUAL REPORT	33

Calamos Convertible Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009. (The Fund re-opened to new investments on October 8, 2008.)

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CCVIX	CALBX	CCVCX

FUND CUSIP NUMBERS

A Shares	128119401
B Shares	128119773
C Shares	128119823

Fund Objective
Current income with a secondary objective of growth

Investment Strategy

•	Invests in convertible securities issued by both U.S. and foreign companies

•	Emphasizes diversification across market sectors and credit quality, favoring companies with higher quality balance sheets

•	Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk

Investor Profile
This Fund may be suitable for investors who seek:

•	Current income as well as capital growth potential

•	An investment which provides the growth potential of equities along with the income and limited downside potential typical of fixed income

Performance Overview

The Calamos Convertible Fund is our cornerstone convertible strategy. The Fund, and Calamos, helped establish the category more than 20 years ago, and it remains just as relevant today. At its core, the Calamos Convertible Fund seeks a more risk managed way to participate in the growth potential of equities, while also providing the income and limited downside potential that is typical of fixed income investments.

The Convertible Fund performed well during the reporting period, as convertible securities recovered from extremely oversold conditions witnessed at the end of 2008. The Fund was up 34.00%, versus 9.80% for the S&P 500 and 32.47% for the Value Line Convertible Index.

Growth of $10,000: for 10-year period ended 10/31/09

As we entered the reporting period, we had a high degree of confidence in the securities held within the portfolio, believing that the focus on higher credit quality and companies that may be better positioned for a slower overall economy would be rewarded in the near term. Convertibles stabilized toward the end of 2008, a few months before the broad equity market, once again reflecting the benefits of the hybrid nature of these securities. When the market prices of convertible securities reflected the most dour of economic forecasts, we utilized that as an opportunity to purchase securities in more cyclical areas that might improve should the economy not be mired in Depression (as it was then valued).

Investments in Energy, and Materials performed well. These areas may also serve as an inflation hedge after the U.S. government so aggressively increased the supply of

34	ANNUAL REPORT Calamos Convertible Fund

Calamos Convertible Fund

dollars to help stop the economic and market free fall. Additionally, the Fund reduced its Consumer Discretionary names to reflect concerns about consumers’ willingness to spend in light of employment and real estate woes and selections within that sector performed well. The Fund continued to remain underweight in Financials, as management was concerned that there was still too much uncertainty around the levels of bad loans that may need to be written down.
 SECTOR ALLOCATION

Information Technology	23.5%
Energy	17.9
Health Care	16.9
Materials	9.8
Financials	7.4
Industrials	6.6
Consumer Discretionary	4.7
Consumer Staples	4.4
Sector allocations exclude certain index options that have representation across all sectors.

During the reporting period, the convertible market was predominately driven by the performance of the lowest rated names in the market—CCC rated securities, which is where the probability of default increases exponentially as you move down in credit quality. The Fund did not overweight this portion of the market, though, as the recovery in these names was more a factor of market timing and investor sentiment, than fundamental improvements in the underlying companies.

Going forward, the Fund managers continue to believe in the convertibles market, especially the higher quality tiers. Valuations remain attractive and the securities continue to offer the unique characteristics necessary to deliver a defensive equity strategy. This makes convertibles a good place to be in the potentially volatile markets to come.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

Calamos Convertible Fund ANNUAL REPORT	35

Calamos Convertible Fund

 GROWTH OF $10,000: SINCE INCEPTION (6/21/85) THROUGH 10/31/09

Broadly speaking, convertible securities participated in the upward movement of the equity markets while demonstrating greater resiliency in downward markets. Moreover, convertibles tend to benefit from increased volatility, which we saw during the reporting period.

Calamos Convertible Fund

S&P 500 Index[1]

Value Line Convertible Index[2]

 AVERAGE ANNUAL TOTAL RETURN†

			10 YEARS OR
	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 6/21/85
Without Sales Charge	34.00%	4.74%	6.50%
With Sales Charge	27.67	3.72	5.98

Class B Shares – Inception 9/11/00
Without Sales Charge	33.04	3.96	4.72	∧
With Sales Charge	28.04	3.64	4.72	∧

Class C Shares – Inception 7/5/96
Without Sales Charge	33.01	3.96	5.79
With Sales Charge	32.01	3.96	5.79

Class I Shares – Inception 6/25/97	34.30	5.01	6.76

Class R Shares – Inception 3/1/07	33.68	NA	1.70	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

36	ANNUAL REPORT Calamos Convertible Fund

Calamos Convertible Fund

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2 The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Convertible Fund ANNUAL REPORT	37

Fixed Income:

Our fixed income strategies draw upon our proprietary credit research – one of the hallmarks upon which the firm was built. In 1999, we introduced the Calamos High Yield Fund, focusing on the higher quality tiers of the below investment grade (junk) bond market to provide investors an income stream and the potential for capital gains. We introduced the Calamos Total Return Bond Fund in 2007, delivering a broad fixed income portfolio that covers the major sectors of the investment grade market. In analyzing a company’s credit structure, we take into consideration both quantitative factors (such as an issuer’s liquidity, profitability, and debt servicing capabilities) and qualitative factors (management quality, accounting methods and foreign business exposure) in choosing investments for the Funds.

38	ANNUAL REPORT Fixed Income:

Calamos Total Return Bond Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CTRAX	CTXBX	CTRCX

FUND CUSIP NUMBERS

A Shares	128119310
B Shares	128119294
C Shares	128119286

Fund Objective
Total return, consistent with preservation of capital and prudent investment management

Investment Strategy

•	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

•	Opportunistic sector allocations provide greater flexibility in managing risk and reward

•	Complementary allocations may include high-yield securities, international bonds and currencies, among others

•	Credit and interest-rate exposure may be further tailored via derivative-based strategies

Investor Profile
This Fund may be suitable for investors who seek:

•	Broad exposure to the major sectors of the U.S. bond market

•	A conservative total return approach, with an emphasis on yield and capital preservation

•	Income generation

•	Portfolio diversification when combined with other asset classes

Performance Overview

Calamos Total Return Bond Fund performed well in a 12-month period which included one of the most complex credit market environments in decades. Led by senior leadership who have been investing together for over 25 years, the Fund’s objective is to seek total return consistent with preservation of capital. For the reporting period, the Fund was up 17.10% versus its benchmark, the Barclays Capital US Aggregate Bond Index, which returned 13.79%.

Growth of $10,000: since inception (6/27/07) through 10/31/09

The Fund can be used as a centerpiece fixed income portfolio that offers a core-plus approach to the US bond market. It dynamically allocates across the broad sectors of the U.S. investment-grade bond market, including US Treasury’s and agencies, mortgage-backed securities (MBS), corporate debt and asset-backed securities. In addition, it makes complimentary allocations that may include high-yield bonds, international bonds, and currencies, among others. The Fund invests primarily in domestic securities, but draws extensively on the firm’s global perspective. Unlike many of our peers, we analyze the U.S. bond market within the context of the global marketplace and closely evaluate the inter-relationships among markets. We believe this global focus enhances our ability to capitalize upon the most compelling risk/reward relationships.

Calamos Total Return Bond Fund ANNUAL REPORT	39

Calamos Total Return Bond Fund

Our strategic investments helped the Fund outperform its benchmark during the period. An aggressive overweight in corporate bonds was a strong performance driver as the asset class enjoyed a sustained rally. The Fund also profited from tactical positions that capitalized on an increase in inflation expectations. These include allocations to Treasury Inflation Protected Securities (TIPS) and various spread products as the long term inflation outlook rose from previously depressed levels. An underweight to US Treasury and agency securities was beneficial, as the credit sensitive sectors of the broad market outperformed. Our Mortgage Backed Securities (MBS) positioning added value at times throughout the period, with government buying providing a backstop to valuations. The Fund’s investment in non-US sovereign issuers was also a mild positive.

Our high quality bias, which helped in last year’s downturn, was a bit of a drag on performance as lower quality and lower rated issuers generally outperformed higher quality and higher rated issuers during the 12-month period. An underweight to corporate bonds in the Financials sector also hurt performance, as the sector rebounded from its lows established during the worst of the credit crisis in 2008. An underweight in asset-backed and commercial mortgage-backed securities was a slight negative. These sectors rebounded from historically wide spreads as the Government intervened to prop them up during the crisis. In addition, the Fund’s overall duration positioning was a slight detractor from performance.

The largest allocation currently in the Fund is to higher quality corporate bonds. Later in the reporting period, corporate bond spreads tightened, moving closer to historically common ranges. We modestly reduced our allocation, although we remain constructive on the sector. We believe that we can take advantage of our credit intensive approach and successfully identify opportunities among corporate issuers. The massive government buying in the mortgage-backed sector, as part of the Federal Reserve’s quantitative easing program, is likely to slow over the coming months and we anticipate it to end at the close of the first quarter of 2010. We remain cautious on whether or not private investor support for the sector will be able to compensate as the currently insatiable government buying subsides. Our holdings in sovereign debt, both domestic and foreign, have increased. We continue to have small allocations to asset-backed and commercial mortgage-backed securities. The portfolio retains a high credit quality bias—we evaluate opportunities to maximize investor value with an emphasis on protecting capital.
 ASSET ALLOCATION

Corporate Bonds	43.3%
Commercial/Residential Mortgage Backed Securities	30.6
U.S. Government and Agency Securities	14.5
Sovereign Bonds	4.5
Asset Backed Securities	2.5
Cash and Receivables/Payables	4.6

We believe the Fund is strategically positioned to take advantage of the most compelling investment ideas and provides a compelling risk/return strategy for shareholders. While we expect volatile and demanding market conditions over the next several quarters, we feel the financial markets should rebound and reward those who stay long-term oriented. We favor securities that are high enough in quality to perform well through an uncertain economic environment and also offer attractive yield pick-ups when compared to the relatively low yields available on US Treasury’s.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

40	ANNUAL REPORT Calamos Total Return Bond Fund

Calamos Total Return Bond Fund

 AVERAGE ANNUAL TOTAL RETURN†

	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 6/27/07
Without Sales Charge	17.10%	8.60%
With Sales Charge	12.73	6.85

Class B Shares – Inception 6/27/07
Without Sales Charge	16.23	7.80
With Sales Charge	12.73	7.03

Class C Shares – Inception 6/27/07
Without Sales Charge	16.23	7.80
With Sales Charge	15.23	7.80

Class I Shares – Inception 6/27/07	17.39	8.91

Class R Shares – Inception 6/27/07	16.81	8.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Total Return Bond Fund ANNUAL REPORT	41

Calamos High Yield Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CHYDX	CAHBX	CCHYX

FUND CUSIP NUMBERS

A Shares	128119815
B Shares	128119724
C Shares	128119799

Fund Objective
Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

Investment Strategy

•	Strategically combines higher-yielding fixed-income and convertible securities to construct a diversified portfolio with greater equity sensitivity than a traditional fixed income allocation, enhancing the prospects for total return while maintaining a sizable income component

•	Avoids truly distressed issues by focusing on companies that offer sustainable income and/or the potential for capital appreciation through credit upgrades, merger and acquisition activity and special situations

•	Strives to balance risk and reward throughout market cycles

Investor Profile
This Fund may be suitable for investors who seek:

•	The highest-yield potential available from fixed-income securities

•	Capital gain from the appreciation in value of high-yield securities

Performance Overview

In September, the Calamos High Yield Fund celebrated its 10th year of operation, with its inception dating back to 1999. However, our investment experience in higher yielding securities dates back two decades, all led by consistent senior management. Our high yield investment philosophy remains focused on more stable, higher quality issues. We continue to invest in higher yielding securities that we believe are well positioned to benefit from long term secular growth trends. Despite the added caution resulting from the dramatic macroeconomic events of the last 12-months, we believe in the merits of higher yielding securities, particularly given our highly-selective, rigorous bottom-up security selection process.

Growth of $10,000: for 10-year period ended 10/31/09

The Fund returned 42.27% during the fiscal year, on par with the 42.64% return of the Credit Suisse High Yield Index benchmark. In the beginning of the reporting period, the high yield market was in the midst of one of the most challenging credit market environments in history. A crippling blow to investor confidence was dealt by the failure of financial institutions Bear Stearns, Lehman Brothers and other major market makers which defined this period. This shock to the market drove prices lower and forced leveraged investors to sell into a declining market. Yet the majority of the Fund’s fiscal year coincided with one of the high yield market’s strongest performance periods in history, as the high yield index experienced positive returns in each monthly period starting in March and continuing through October. The strong rebound was sparked by a renewed interest in the asset class, a narrowing of credit spreads and the

42	ANNUAL REPORT Calamos High Yield Fund

Calamos High Yield Fund

realization that the credit markets were once again open for business and the prospect of another Depression was off the table.
 SECTOR ALLOCATION

Energy	18.8%
Materials	15.9
Industrials	13.3
Consumer Discretionary	11.3
Information Technology	10.1
Consumer Staples	8.0
Financials	6.7
Health Care	5.5
Telecommunication Services	3.3
Utilities	1.3
Sector allocations exclude sovereign bonds and certain index options that have representation across all sectors.

We began the reporting period positioned with our largest portfolio sector weights in Consumer Discretionary, Industrials, Financials and Technology. We were most underweight in Utilities, Materials and Telecommunications Services relative to the index. As the market sold-off early in the period, we did seek to purchase companies where future earnings prospects, and those of their sector and industry, may have been most severely discounted. Consequently, we have added to our allocation in early cyclical areas such as Energy and Materials, where valuations are reasonable and companies may benefit from any further dollar-devaluation and continued stimulus spending. Conversely, we have reduced our weighting in the Consumer Discretionary and Financial sectors. Our concerns in the consumer sector are related to what we believe will be a more conservative, debt-reducing, savings-oriented consumer going forward. Our strongest conviction is held in global, diversified brands and low cost providers. Within Financials, we are not yet ready to take on the inherent risk that remains, as regulations continue to expand and balance sheets remain clouded. We currently favor asset management related companies, where revenues are more consistent and underlying credit risk is less apparent.

We are pleased with the absolute performance of the portfolio, given that we that we have been able to perform well with a portfolio of higher overall credit quality than that of the market, while the market itself was led by the most speculative grade securities. These are the same speculative grade credits we avoided during the market’s sudden drop around the Lehman crisis last year—this added value to Fund performance. The historic default rate by those lowest rated issuers grows exponentially as you move down the credit scale, and at this point we don’t believe that fundamental changes have decreased the overall probability of a difficult environment for these riskiest names. As higher quality investors, we attempt to manage risk through fundamental-based investing, thus we have positioned the portfolio in names with better balance sheets, lower debt levels and higher cash flows.

Looking forward, we believe—given current economic conditions—it is appropriate to maintain an overweight to high-grade balance sheets and higher quality companies within the high yield universe. We continue to evaluate whether investors are properly compensated for the risks taken in many areas of the high yield market, and we remain committed to the higher-quality tiers at this point in time. It’s important to note that we have demonstrated a strong, consistent long-term track record given our higher quality bias. We expect investors will look to increase credit quality within their portfolios going forward and we are positioned to benefit from this, as this has long been the core of our investment thesis since the product’s inception. While we expect the next several quarters to be volatile, we feel the financial markets should rebound and reward those who stay long-term oriented.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

Calamos High Yield Fund ANNUAL REPORT	43

Calamos High Yield Fund

 GROWTH OF $10,000: SINCE INCEPTION (10/31/09)

Calamos High Yield Fund

Credit Suisse High Yield Index

 AVERAGE ANNUAL TOTAL RETURN†

			10 YEARS OR
	1 YEAR	5 YEARS	∧SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	42.27%	4.82%	6.60%
With Sales Charge	35.60	3.79	6.07

Class B Shares – Inception 12/21/00
Without Sales Charge	41.16	4.05	6.94	∧
With Sales Charge	36.16	3.75	6.94	∧

Class C Shares – Inception 12/21/00
Without Sales Charge	41.16	4.05	6.87	∧
With Sales Charge	40.16	4.05	6.87	∧

Class I Shares – Inception 3/1/02	42.41	5.07	7.27	∧

Class R Shares – Inception 3/1/07	41.93	NA	2.18	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Credit Suisse High Yield Index is an unmanaged index of high-yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

44	ANNUAL REPORT Calamos High Yield Fund

Alternative:

The Calamos Market Neutral Income Fund was introduced in 1990 as one of the first alternative strategy mutual funds to help investors diversify their portfolios beyond stocks and bonds – it continues to be an important investment option today. It utilizes a combination of convertible arbitrage (a tactical approach involving the purchase of convertibles and shorting of the underlying stocks) and covered call writing that attempts to provide relative consistency versus the market over the long-term. The convertible securities and call writes can produce income, which is a secondary component of the strategy.

Alternative: ANNUAL REPORT	45

Calamos Market Neutral Income Fund
Investment Team Discussion

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2009.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVSIX	CAMNX	CVSCX

FUND CUSIP NUMBERS

A Shares	128119203
B Shares	128119757
C Shares	128119849

Fund Objective
High current income consistent with stability of principal

Investment Strategy

•	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

•	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

•	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

Investor Profile
This Fund may be suitable for investors who seek:

•	The potential for an attractive income stream with relative stability of principal

•	A strategy designed to provide added diversification and reduced volatility

Performance Overview

The Calamos Market Neutral Income Fund performed well during the 12-month reporting period which was defined by extreme volatility and one of the most challenging macroeconomic landscapes in recent history. The Fund was up 11.77%, versus 9.80% for the S&P 500 and 14.60% for the Barclays Capital US Government/Credit Bond Index. Led by senior management who have been investing together for over 25 years, the Fund attempts to reward investors by focusing on stability of principal along with current income and a low correlation to the equity market–an investment objective which hasn’t wavered since its inception dating back to 1990.

Growth of $10,000: for 10-year period ended 10/31/09

We pursue our objective by employing both convertible arbitrage and covered call writing, two strategies which we believe are complimentary. Convertible arbitrage involves the purchase of convertible securities and the shorting of common stock. The covered call strategy is designed to generate income from selling call options (primarily on broad equity indices) against long equity positions. We also purchase puts for downside protection on a portion of the portfolio against which we write calls. While volatility is a significant component of the allocation between convertible arbitrage and covered call writing, so too is the opportunity set and yields available in both strategies. Through a dynamic combination of these two strategies, we aim to provide attractive returns and a lower risk profile. With our long history and experience in managing convertible bonds, the Fund’s track record demonstrates a steady and consistent return.

46	ANNUAL REPORT Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund

Two distinctive market environments defined the reporting period. From October 2008 to March 2009, massive de-leveraging occurred by many large hedge funds being forced to meet margin calls and they were selling convertible securities at an extraordinary pace – putting downward pricing pressure on the issues. The convertible arbitrage strategy was negatively affected by this dramatic decline in the convertibles market. The short equity positions within the convertible arbitrage strategy were additive to performance during this time, as the equity market fell. On the other hand, the long equity positions within the covered call strategy lost value, which was partially off-set by the premiums collected from selling the call options, as well as put options that were purchased.

 STRATEGY ALLOCATION

CREDIT QUALITY
ALLOCATION OF BONDS

The investment landscape changed dramatically beginning in March 2009, as investors started to feel better about the overall direction of the global economy, which fueled a strong rally. The convertible universe participated in this rally and advanced 41.8% in the eight months from March 2009 through October 2009. As liquidity improved and credit spreads narrowed, investors returned to the credit markets. As the convertible market improved, the convertible arbitrage portion of the Fund benefitted as convertibles reverted to their theoretical fair values. The strategy return was curtailed a bit by the short equity positions, as the broad equity market rose. Although valuations on convertible bonds are not as cheap as they once were at the beginning of the fiscal year, they are still attractive by historical standards. As the market gained strength during this period, the long equity portion of the covered call strategy added value. Dividend income received from the Fund’s equity securities also positively contributed to performance.

At the start of the reporting period, the Fund invested approximately 1/3 in the convertible arbitrage strategy, while 2/3 was in the covered call writing strategy. The allocation to covered call writing reached a high of 70% in February as volatility was peaking. By the end of the period, the allocation stood at 65% Covered Call Writing and 35% Convertible Arbitrage. In the current low interest rate environment, the net premium received on covered calls is significantly higher than the coupons and dividends received on convertibles, which has been a factor in the Fund’s current allocation favoring covered call writing over convertible arbitrage.

Even in a challenging and volatile period, we believe that many investment opportunities will be available for the Fund, just as they have been in previously difficult times. Our senior management has the necessary experience and has proven its ability to successfully navigate through these tough environments. We believe the Fund is advantageously positioned to seize upon the most compelling investment ideas and provides an attractive risk/return strategy for our clients.

For more up-to-date performance data and detailed commentaries, please go to www.calamos.com.

Calamos Market Neutral Income Fund ANNUAL REPORT	47

Calamos Market Neutral Income Fund

 GROWTH OF $10,000: SINCE INCEPTION (9/4/90) THROUGH 10/31/09

The goal of market neutral funds is to provide steady and positive returns over time and to reduce the overall volatility experience in equity markets and equity investments.

Calamos Market Neutral Income Fund

Barclays Capital U.S. Government/Credit Bond Index[1]

Citigroup 30-Day Treasury Bill Index[2]

 AVERAGE ANNUAL TOTAL RETURN†

			10 YEARS OR
	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/4/90
Without Sales Charge	11.77%	2.22%	5.31%
With Sales Charge	6.43	1.22	4.79

Class B Shares – Inception 9/11/00
Without Sales Charge	10.87	1.45	3.71	∧
With Sales Charge	5.87	1.14	3.71	∧

Class C Shares – Inception 2/16/00
Without Sales Charge	10.91	1.46	3.93	∧
With Sales Charge	9.91	1.46	3.93	∧

Class I Shares – Inception 5/10/00	12.07	2.51	4.74	∧

Class R Shares – Inception 3/1/07	11.46	NA	0.20	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes for the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

48	ANNUAL REPORT Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund

NOTES:
The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Barclays Capital U.S. Government/Credit Bond Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2] The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

[3] The S&P 500 Index is generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[4] The CBOE S&P 500 BuyWrite Index (BXY) measures the performance of a hypothetical 2% out-of-the-money buy-write strategy on the S&P 500 Index. Source: Chicago Board Options Exchange

[5] The HFRX Convertible Arbitrage Index is based on returns of hedge funds that employ convertible arbitrage. Source: Hedge Fund Research, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Market Neutral Income Fund ANNUAL REPORT	49

Expense Overview

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2009 to October 31, 2009, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2009 to October 31, 2009, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

50	ANNUAL REPORT Expense Overview

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2009 and held through October 31, 2009.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GROWTH FUND

Actual Expenses per $1,000*	$7.31	$11.50	$11.50	$5.91	$8.71
Actual - Ending Balance	$1,229.90	$1,225.40	$1,225.30	$1,231.60	$1,228.60

Hypothetical Expenses per $1,000*	$6.61	$10.41	$10.41	$5.35	$7.88
Hypothetical - Ending Value	$1,018.65	$1,014.87	$1,014.87	$1,019.91	$1,017.39

Annualized expense ratio	1.30%	2.05%	2.05%	1.05%	1.55%
CALAMOS VALUE FUND

Actual Expenses per $1,000*	$8.70	$12.93	$12.94	$7.28	$10.11
Actual - Ending Balance	$1,255.30	$1,250.60	$1,250.90	$1,257.60	$1,253.90

Hypothetical Expenses per $1,000*	$7.78	$11.57	$11.57	$6.51	$9.05
Hypothetical - Ending Value	$1,017.49	$1,013.71	$1,013.71	$1,018.75	$1,016.23

Annualized expense ratio	1.53%	2.28%	2.28%	1.28%	1.78%
CALAMOS BLUE CHIP FUND

Actual Expenses per $1,000*	$8.51	$12.73	$12.73	$7.09	$9.92
Actual - Ending Balance	$1,249.70	$1,244.20	$1,245.40	$1,251.20	$1,249.40

Hypothetical Expenses per $1,000*	$7.63	$11.42	$11.42	$6.36	$8.89
Hypothetical - Ending Value	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

Annualized expense ratio	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS MULTI-FUND BLEND

Actual Expenses per $1,000*	$2.80	$6.99	$6.99	$1.40	$4.20
Actual - Ending Balance	$1,221.30	$1,217.60	$1,217.60	$1,222.60	$1,219.60

Hypothetical Expenses per $1,000*	$2.55	$6.36	$6.36	$1.28	$3.82
Hypothetical - Ending Value	$1,022.68	$1,018.90	$1,018.90	$1,023.95	$1,021.42

Annualized expense ratio(1)	0.50%	1.25%	1.25%	0.25%	0.75%
CALAMOS INTERNATIONAL GROWTH FUND

Actual Expenses per $1,000*	$9.79	$14.19	$14.19	$8.33	$11.26
Actual - Ending Balance	$1,340.40	$1,336.20	$1,335.50	$1,343.20	$1,339.70

Hypothetical Expenses per $1,000*	$8.44	$12.23	$12.23	$7.17	$9.70
Hypothetical - Ending Value	$1,016.84	$1,013.06	$1,013.06	$1,018.10	$1,015.58

Annualized expense ratio	1.66%	2.41%	2.41%	1.41%	1.91%
CALAMOS EVOLVING WORLD GROWTH FUND

Actual Expenses per $1,000*	$10.18	$14.52	$14.52	$8.74	$11.63
Actual - Ending Balance	$1,308.80	$1,304.50	$1,304.50	$1,311.30	$1,307.90

Hypothetical Expenses per $1,000*	$8.89	$12.68	$12.68	$7.63	$10.16
Hypothetical - Ending Value	$1,016.38	$1,012.60	$1,012.60	$1,017.64	$1,015.12

Annualized expense ratio(1)	1.75%	2.50%	2.50%	1.50%	2.00%
CALAMOS GLOBAL EQUITY FUND

Actual Expenses per $1,000*	$11.37	$15.64	$15.64	$9.94	$12.79
Actual - Ending Balance	$1,277.30	$1,272.20	$1,273.00	$1,278.70	$1,275.70

Hypothetical Expenses per $1,000*	$10.06	$13.84	$13.84	$8.79	$11.32
Hypothetical - Ending Value	$1,015.22	$1,011.44	$1,011.44	$1,016.48	$1,013.96

Annualized expense ratio(1)	1.98%	2.73%	2.73%	1.73%	2.23%
CALAMOS GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$6.16	$10.34	$10.34	$4.76	$7.55
Actual - Ending Balance	$1,221.50	$1,217.10	$1,216.90	$1,223.00	$1,219.80

Hypothetical Expenses per $1,000*	$5.60	$9.40	$9.40	$4.33	$6.87
Hypothetical - Ending Value	$1,019.66	$1,015.88	$1,015.88	$1,020.92	$1,018.40

Annualized expense ratio	1.10%	1.85%	1.85%	0.85%	1.35%
* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.
(1) Annualized Expense Ratios for Multi-Fund Blend, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect fee waiver.
(2) Includes 0.04% related to dividend expense on short positions.

Expense Overview ANNUAL REPORT	51

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, May 1, 2009 and held through October 31, 2009. (continued)
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GLOBAL GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$7.76	$11.86	$11.86	$6.39	$9.13
Actual - Ending Balance	$1,182.50	$1,178.60	$1,178.50	$1,184.00	$1,181.90

Hypothetical Expenses per $1,000*	$7.17	$10.97	$10.97	$5.90	$8.44
Hypothetical - Ending Value	$1,018.10	$1,014.32	$1,014.32	$1,019.36	$1,016.84

Annualized expense ratio	1.41%	2.16%	2.16%	1.16%	1.66%
CALAMOS CONVERTIBLE FUND

Actual Expenses per $1,000*	$6.04	$10.14	$10.14	$4.67	$7.41
Actual - Ending Balance	$1,178.20	$1,173.50	$1,173.60	$1,179.30	$1,176.70

Hypothetical Expenses per $1,000*	$5.60	$9.40	$9.40	$4.33	$6.87
Hypothetical - Ending Value	$1,019.66	$1,015.88	$1,015.88	$1,020.92	$1,018.40

Annualized expense ratio	1.10%	1.85%	1.85%	0.85%	1.35%
CALAMOS TOTAL RETURN BOND FUND

Actual Expenses per $1,000*	$4.68	$8.56	$8.56	$3.38	$5.97
Actual - Ending Balance	$1,062.30	$1,058.30	$1,058.30	$1,064.60	$1,061.00

Hypothetical Expenses per $1,000*	$4.58	$8.39	$8.39	$3.31	$5.85
Hypothetical - Ending Value	$1,020.67	$1,016.89	$1,016.89	$1,021.93	$1,019.41

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH YIELD FUND

Actual Expenses per $1,000*	$6.74	$10.93	$10.93	$5.34	$8.15
Actual - Ending Balance	$1,228.90	$1,223.90	$1,224.20	$1,230.30	$1,229.10

Hypothetical Expenses per $1,000*	$6.11	$9.91	$9.91	$4.84	$7.37
Hypothetical - Ending Value	$1,019.16	$1,015.38	$1,015.38	$1,020.42	$1,017.90

Annualized expense ratio	1.20%	1.95%	1.95%	0.95%	1.45%
CALAMOS MARKET NUETRAL INCOME FUND

Actual Expenses per $1,000*	$6.29	$10.23	$10.23	$4.97	$7.60
Actual - Ending Balance	$1,096.60	$1,092.10	$1,091.90	$1,097.80	$1,094.20

Hypothetical Expenses per $1,000*	$6.06	$9.86	$9.86	$4.79	$7.32
Hypothetical - Ending Value	$1,019.21	$1,015.43	$1,015.43	$1,020.47	$1,017.95

Annualized expense ratio(2)	1.19%	1.94%	1.94%	0.94%	1.44%

* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.
(1) Annualized Expense Ratios for Total Return Bond Fund are adjusted to reflect fee waiver.
(2) Includes 0.04% related to dividend expense on short positions.

52	ANNUAL REPORT Expense Overview

This page intentionally left blank.

Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

COMMON STOCKS (97.0%)
		Consumer Discretionary (10.1%)
2,250,000		Amazon.com, Inc.#	$267,322,500
1,250,000		American Eagle Outfitters, Inc.	21,862,500
500,000		American Public Education, Inc.#	15,950,000
1,400,000		Carmax, Inc.#	27,538,000
4,100,000		Coach, Inc.	135,177,000
900,000		Expedia, Inc.#	20,403,000
3,650,000		GameStop Corp.#	88,658,500
889,900		Guess?, Inc.	32,525,845
700,000		Home Inns & Hotels Management, Inc.#	18,606,000
750,000		Life Time Fitness, Inc.#	16,162,500
175,000		Lincoln Educational Services Corp.#	3,468,500
2,150,000		LKQ Corp.#	37,130,500
800,000		New Oriental Education & Technology Group, Inc.#	55,872,000
2,500,000		Starbucks Corp.#	47,450,000
400,000		Wynn Resorts, Ltd.#	21,688,000

			809,814,845

		Consumer Staples (1.5%)
1,500,000		Avon Products, Inc.	48,075,000
300,000		Green Mountain Coffee Roasters, Inc.#	19,965,000
600,000		Hansen Natural Corp.#	21,690,000
850,000		Whole Foods Market, Inc.#	27,251,000

			116,981,000

		Energy (17.3%)
1,500,000	GBP	AMEC, PLC	19,755,663
1,100,000		Apache Corp.	103,532,000
750,000		Atwood Oceanics, Inc.#	26,617,500
900,000		Berry Petroleum Company - Class A	22,824,000
3,600,000		Cameron International Corp.#	133,092,000
500,000		Comstock Resources, Inc.#	20,545,000
1,200,000		Devon Energy Corp.	77,652,000
1,514,158		ENSCO International, Inc.	69,333,295
1,250,000		EXCO Resources, Inc.	19,525,000
3,300,000		Halliburton Company	96,393,000
4,450,000		National Oilwell Varco, Inc.#	182,405,500
2,400,000		Noble Corp.	97,776,000
1,250,000		Noble Energy, Inc.	82,037,500
1,250,000	GBP	Petrofac, Ltd.	19,238,620
3,000,000		Pride International, Inc.#	88,680,000
1,300,000		Schlumberger, Ltd.	80,860,000
1,400,000		Suncor Energy, Inc.	46,228,000
1,100,000	CAD	Suncor Energy, Inc.	36,515,873
1,899,500		Transocean, Ltd.#	159,387,045

			1,382,397,996

		Financials (6.7%)
385,000		BlackRock, Inc.	83,348,650
375,000		CME Group, Inc.	113,478,750
1,100,000		E-House China Holdings, Ltd.#	18,821,000
625,000		Franklin Resources, Inc.	65,393,750
250,000		Goldman Sachs Group, Inc.	42,542,500
560,000		IntercontinentalExchange, Inc.#	56,106,400
850,000		Investment Technology Group, Inc.#	18,334,500
3,750,000		Janus Capital Group, Inc.	49,200,000
1,400,000		Legg Mason, Inc.	40,754,000
925,000		T. Rowe Price Group, Inc.	45,075,250

			533,054,800

		Health Care (7.6%)
800,000		Alexion Pharmaceuticals, Inc.#	35,528,000
1,250,000		American Medical Systems Holdings, Inc.#	19,275,000
1,400,000		Celgene Corp.#	71,470,000
903,201		DENTSPLY International, Inc.	29,769,505
700,000		Emergent Biosolutions, Inc.#	10,094,000
1,600,000		ev3, Inc.#	18,848,000
800,000		Gen-Probe, Inc.#	33,376,000
550,000		HMS Holdings Corp.#	23,611,500
1,412,000		Human Genome Sciences, Inc.#	26,390,280
648,243		Immucor, Inc.#	11,590,585
1,200,000		IMS Health, Inc.	19,668,000
350,000		Intuitive Surgical, Inc.#	86,222,500
500,000		Mettler-Toledo International, Inc.#	48,750,000
800,000		Mindray Medical International, Ltd.	24,584,000
494,435		NuVasive, Inc.#	17,943,046
1,100,000		PerkinElmer, Inc.	20,471,000
150,000		SXC Health Solutions Corp.#	6,852,000
800,000		Thoratec Corp.#	21,008,000
1,000,000		Varian Medical Systems, Inc.#	40,980,000
1,200,000		Volcano Corp.#	17,220,000
475,000		Waters Corp.#	27,279,250

			610,930,666

		Industrials (13.4%)
1,100,000		3M Company	80,927,000
4,400,000	CHF	ABB, Ltd.#	81,846,000
3,325,000		AGCO Corp.#	93,465,750
700,000		Allegiant Travel Company#	26,397,000
1,950,000		Bucyrus International, Inc.	86,619,000
450,000		Cummins, Inc.	19,377,000
447,111		Expeditors International of Washington, Inc.	14,405,916
400,000		First Solar, Inc.#	48,772,000
1,297,300		Fluor Corp.	57,626,066
400,000		FTI Consulting, Inc.#	16,324,000

54	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

2,000,000		GrafTech International, Ltd.#	$27,000,000
2,975,000		Honeywell International, Inc.	106,772,750
475,000		ITT Corp.	24,082,500
2,450,000		Jacobs Engineering Group, Inc.#	103,610,500
900,000		Parker-Hannifin Corp.	47,664,000
875,000		SunPower Corp. - Class A#	21,708,750
685,680		SunPower Corp. - Class B#	14,851,829
1,950,000		United Technologies Corp.	119,827,500
300,000		Valmont Industries, Inc.	21,681,000
275,000	DKK	Vestas Wind Systems, A/S#	19,287,542
700,000		Westinghouse Air Brake Technologies Corp.	25,732,000
1,300,000		Yingli Green Energy Holding Company, Ltd.#	15,054,000

			1,073,032,103

		Information Technology (33.4%)
850,000		Akamai Technologies, Inc.#	18,700,000
3,600,000		Altera Corp.	71,244,000
1,550,000		Amphenol Corp. - Class A	62,186,000
1,731,800		Ansys, Inc.#	70,276,444
1,980,000		Apple, Inc.#~	373,230,000
646,196		ArcSight, Inc.#	15,973,965
2,000,000		Atheros Communications, Inc.#	49,240,000
365,000		Baidu.com, Inc.#	137,940,800
2,450,000		Broadcom Corp. - Class A#	65,194,500
6,050,000		Cisco Systems, Inc.#	138,242,500
1,000,000		Cognizant Technology Solutions Corp.#	38,650,000
1,125,000		Cybersource Corp.#	18,427,500
500,000		Dolby Laboratories, Inc.#	20,970,000
6,150,000		eBay, Inc.#	136,960,500
2,025,000		FLIR Systems, Inc.#	56,315,250
750,000		Google, Inc.#	402,090,000
900,000		Infosys Technologies, Ltd.	41,400,000
2,000,000		Jabil Circuit, Inc.	26,760,000
1,150,000		Juniper Networks, Inc.#	29,336,500
650,000	KRW	LG Display Company, Ltd.	15,554,168
1,250,000		Linear Technology Corp.	32,350,000
526,900		Longtop Financial Technologies, Ltd.#	13,962,850
5,500,000		LSI Logic Corp.#	28,160,000
3,300,000		Marvell Technology Group, Ltd.#	45,276,000
2,700,000	TWD	MediaTek, Inc.	37,789,176
2,350,000		MEMC Electronic Materials, Inc.#	29,187,000
2,200,000		Mentor Graphics Corp.#	16,060,000
550,000		MercadoLibre, Inc.#	19,684,500
800,000		Microchip Technology, Inc.	19,168,000
2,500,000		NetApp, Inc.#	67,625,000
4,700,000		Nuance Communications, Inc.#	61,617,000
4,000,000		Oracle Corp.	84,400,000
2,500,000		Parametric Technologies Corp.#	37,275,000
475,000		Plantronics, Inc.	11,452,250
750,000		Plexus Corp.#	18,975,000
850,000		Polycom, Inc.#	18,249,500
1,200,000		Research In Motion, Ltd.#	70,476,000
800,000		Rofin-Sinar Technologies, Inc.#	17,160,000
1,500,000		Seagate Technology	20,925,000
1,100,000		Silicon Laboratories, Inc.#	46,090,000
950,000		SINA Corp.#	35,520,500
700,000		Solera Holdings, Inc.	22,554,000
975,000		STEC, Inc.#	20,787,000
1,950,000		Trimble Navigation, Ltd.#	40,891,500
2,000,000		Varian Semiconductor Equipment Associates, Inc.#	56,780,000
225,700		VeriFone Holdings, Inc.#	3,001,810

			2,664,109,213

		Materials (5.0%)
800,000		Agrium, Inc.	37,560,000
2,700,000	GBP	Anglo American, PLC#	97,694,041
2,300,000		Barrick Gold Corp.	82,639,000
636,785		Cliffs Natural Resources, Inc.	22,650,442
600,000		Mosaic Company	28,038,000
500,000		Nucor Corp.	19,925,000
3,100,000		Sterlite Industries, Ltd.	48,887,000
1,825,000		Terra Industries, Inc.	57,980,250

			395,373,733

		Telecommunication Services (2.0%)
2,825,000		América Móvil, SAB de CV	124,667,250
650,000		Neutral Tandem, Inc.#	13,708,500
850,000		NII Holdings, Inc.#	22,890,500

			161,266,250

		TOTAL COMMON STOCKS (Cost $7,523,584,881)	7,746,960,606

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (1.9%)#
		Other (1.9%)
		PowerShares QQQ
190,000		Put, 01/16/10, Strike $43.00	58,805,000
165,000		Put, 01/16/10, Strike $40.00	26,565,000
9,400		S & P 500 Index Put, 01/16/10, Strike $1,075.00	65,753,000

		TOTAL PURCHASED OPTIONS (Cost $125,362,090)	151,123,000

Schedule of Investments ANNUAL REPORT	55

See accompanying Notes to Schedule of Investments

Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (1.4%)
115,985,019	Fidelity Prime Money Market Fund - Institutional Class (Cost $115,985,019)	$115,985,019

TOTAL INVESTMENTS IN SECURITIES (100.3%) (Cost $7,764,931,990)		8,014,068,625

LIABILITIES, LESS OTHER ASSETS (-0.3%)		(25,627,047)

NET ASSETS (100.0%)		$7,988,441,578

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral for written options aggregating a total value of $20,735,000.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound Sterling
KRW	South Korean Won
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

56	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Value Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

COMMON STOCKS (97.0%)
		Consumer Discretionary (7.6%)
12,000		Apollo Group, Inc. - Class A#	$685,200
40,000		Carnival Corp.	1,164,800
17,000		International Game Technology	303,280
15,000		Nike, Inc. - Class B	932,700
63,000		Walt Disney Company	1,724,310

			4,810,290

		Consumer Staples (13.0%)
53,000		Coca-Cola Company	2,825,430
83,000	GBP	Diageo, PLC	1,351,905
35,000	CHF	Nestlé, SA	1,627,555
11,000		PepsiCo, Inc.	666,050
47,000		Walgreen Company	1,778,010

			8,248,950

		Energy (20.1%)
170,000	GBP	BP, PLC	1,592,940
17,000		Chevron Corp.	1,301,180
26,000		ConocoPhillips	1,304,680
15,000		Devon Energy Corp.	970,650
23,500		Exxon Mobil Corp.	1,684,245
60,000		Halliburton Company	1,752,600
55,000		Pride International, Inc.#	1,625,800
26,000		Schlumberger, Ltd.	1,617,200
15,000	EUR	TOTAL, SA	897,606

			12,746,901

		Financials (12.1%)
1,900		American International Group, Inc.#	63,878
57,000		Bank of America Corp.	831,060
16,500		Franklin Resources, Inc.	1,726,395
7,000		Goldman Sachs Group, Inc.	1,191,190
30,000		JPMorgan Chase & Company	1,253,100
48,000		Leucadia National Corp.#	1,078,560
55,000		Wells Fargo & Company	1,513,600

			7,657,783

		Health Care (7.4%)
18,000		Alcon, Inc.	2,570,220
27,500		Johnson & Johnson	1,623,875
17,500		Merck & Company, Inc.	541,275

			4,735,370

		Industrials (12.6%)
30,000		Boeing Company	1,434,000
25,000		FedEx Corp.	1,817,250
115,000		General Electric Company	1,639,900
180,000	HKD	Hutchison Whampoa, Ltd.	1,263,399
17,000		Illinois Tool Works, Inc.	780,640
17,000		United Technologies Corp.	1,044,650

			7,979,839

		Information Technology (24.2%)
110,000		Cisco Systems, Inc.#	2,513,500
150,000		Dell, Inc.#	2,173,500
130,000		eBay, Inc.#	2,895,100
36,000		Electronic Arts, Inc.#	656,640
185,000	SEK	LM Ericsson Telephone Company	1,932,850
70,000		Microsoft Corp.	1,941,100
60,000		Oracle Corp.	1,266,000
105,000		Tellabs, Inc.#	632,100
85,000		Yahoo!, Inc.#	1,351,500

			15,362,290

		TOTAL COMMON STOCKS (Cost $63,696,530)	61,541,423

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.0%)#
		Other (2.0%)
180		S & P 500 Index Put, 01/16/10, Strike $1,075.00 (Cost $1,068,296)	1,259,100

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (0.8%)
538,892		Fidelity Prime Money Market Fund - Institutional Class (Cost $538,892)	538,892

TOTAL INVESTMENTS IN SECURITIES (99.8%) (Cost $65,303,718)			63,339,415

OTHER ASSETS, LESS LIABILITIES (0.2%)			109,822

NET ASSETS (100.0%)			$63,449,237

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	57

See accompanying Notes to Financial Statements

Blue Chip Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

COMMON STOCKS (97.0%)
		Consumer Discretionary (6.5%)
26,000		Amazon.com, Inc.#	$3,089,060
10,000		Apollo Group, Inc. - Class A#	571,000
14,000		Nike, Inc. - Class B	870,520

			4,530,580

		Consumer Staples (5.0%)
13,000		Archer-Daniels-Midland Company	391,560
21,000		Avon Products, Inc.	673,050
14,000		Coca-Cola Company	746,340
8,000		PepsiCo, Inc.	484,400
31,000		Walgreen Company	1,172,730

			3,468,080

		Energy (18.3%)
18,000		Apache Corp.	1,694,160
14,000		Cameron International Corp.#	517,580
7,000		Chevron Corp.	535,780
20,000		ConocoPhillips	1,003,600
22,000		Devon Energy Corp.	1,423,620
8,000		Exxon Mobil Corp.	573,360
71,000		Halliburton Company	2,073,910
11,000		Noble Energy, Inc.	721,930
33,000		Schlumberger, Ltd.	2,052,600
10,000	CAD	Suncor Energy, Inc.	331,962
20,500		Transocean, Ltd.#	1,720,155

			12,648,657

		Financials (6.3%)
3,500		BlackRock, Inc.	757,715
8,200		Franklin Resources, Inc.	857,966
6,000		Goldman Sachs Group, Inc.	1,021,020
13,000		JPMorgan Chase & Company	543,010
17,000	GBP	Standard Chartered, PLC	417,044
16,000		T. Rowe Price Group, Inc.	779,680

			4,376,435

		Health Care (5.8%)
7,000		Abbott Laboratories	353,990
13,000		Alcon, Inc.	1,856,270
11,000		Amgen, Inc.#	591,030
14,000		Johnson & Johnson	826,700
8,000		Thermo Fisher Scientific, Inc.#	360,000

			3,987,990

		Industrials (9.7%)
15,000		3M Company	1,103,550
31,000		ABB, Ltd.#	574,430
17,000		Danaher Corp.	1,159,910
40,000		Honeywell International, Inc.	1,435,600
14,000		Illinois Tool Works, Inc.	642,880
29,000		United Technologies Corp.	1,782,050

			6,698,420

		Information Technology (36.1%)
11,000		Accenture, PLC	407,880
16,000		Apple, Inc.#	3,016,000
116,000		Cisco Systems, Inc.#	2,650,600
23,000		Cognizant Technology Solutions Corp.#	888,950
54,000		eBay, Inc.#	1,202,580
130,000		EMC Corp.#	2,141,100
6,000		Google, Inc.#	3,216,720
28,000		Infosys Technologies, Ltd.	1,288,000
81,000		Intel Corp.	1,547,910
14,000		International Business Machines Corp.	1,688,540
26,000		Juniper Networks, Inc.#	663,260
2,500		MasterCard, Inc.	547,550
75,000		Microsoft Corp.	2,079,750
102,000		Oracle Corp.	2,152,200
14,000		QUALCOMM, Inc.	579,740
53,000		Symantec Corp.#	931,740

			25,002,520

		Materials (6.3%)
21,000		Anglo American, PLC#	380,100
23,500		Barrick Gold Corp.	844,355
32,000		Freeport-McMoRan Copper & Gold, Inc.	2,347,520
18,500		Newmont Mining Corp.	804,010

			4,375,985

		Telecommunication Services (3.0%)
47,000		América Móvil, SAB de CV	2,074,110

		TOTAL COMMON STOCKS (Cost $64,722,092)	67,162,777

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.1%)#
		Other (2.1%)
210		S & P 500 Index Put, 01/16/10, Strike $1,075.00 (Cost $1,246,345)	1,468,950

58	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Blue Chip Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (3.1%)
2,154,776	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,154,776)	$2,154,776

TOTAL INVESTMENTS IN SECURITIES (102.2%) (Cost $68,123,213)		70,786,503

LIABILITIES, LESS OTHER ASSETS (-2.2%)		(1,507,042)

NET ASSETS (100.0%)		$69,279,461

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	59

See accompanying Notes to Financial Statements

Multi-Fund Blend

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES		VALUE

INVESTMENTS IN AFFILIATED FUNDS (100.1%)
575,831	Calamos Global Growth and Income Fund - Class I Shares (Cost $6,238,491)	$5,372,500
141,709	Calamos Growth Fund - Class I Shares (Cost $7,800,974)	6,247,956
511,318	Calamos Value Fund - Class I Shares (Cost $6,830,450)	5,491,557

	TOTAL INVESTMENTS IN AFFILIATED FUNDS (Cost $20,869,915)	17,112,013

TOTAL INVESTMENTS (100.1%) (Cost $20,869,915)		17,112,013

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(8,646)

NET ASSETS (100.0%)		$17,103,367

NOTES TO SCHEDULE OF INVESTMENTS
Investments in Affiliated Funds: The fund held the following investments in affiliated funds as of October 31, 2009. Purchases, sales, and dividend income are shown during the period from November 1, 2008 through October 31, 2009.

	Value		Proceeds from	Dividend
	October 31, 2008	Purchases	Sales	Income

Calamos Global Growth and Income Fund	$5,612,255	$1,814,636	$3,063,479	$151,828
Calamos Growth Fund	4,686,281	2,551,902	2,326,215	—
Calamos Value Fund	5,359,509	1,814,636	2,326,216	23,000

Total	$15,658,045	$6,181,174	$7,715,910	$174,828

60	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

International Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

COMMON STOCKS (95.4%)
		Consumer Discretionary (9.9%)
37,000		Ctrip.com International, Ltd.#	$1,980,980
28,000		New Oriental Education & Technology Group, Inc.#	1,955,520
25,000	EUR	Puma, AG Rudolf Dassler Sport	7,659,756
215,118	CHF	Swatch Group, AG	9,647,238

			21,243,494

		Consumer Staples (4.6%)
27,000	EUR	Beiersdorf, AG	1,663,158
375,000	INR	Hindustan Unilever, Ltd.	2,242,044
21,000	INR	Nestlé India, Ltd.	1,142,146
1,365,000	MXN	Wal-Mart de Mexico, SAB de CV	4,860,914

			9,908,262

		Energy (20.8%)
330,000	GBP	AMEC, PLC	4,346,246
3,700,000	HKD	CNOOC, Ltd.	5,541,254
210,000	CAD	Nexen, Inc.	4,518,091
65,000	CAD	Petrobank Energy & Resources, Ltd.#	2,843,769
200,000	BRL	Petróleo Brasileiro, SA	4,598,093
80,000	ZAR	Sasol, Ltd.	2,997,223
125,000	NOK	StatoilHydro, ASA	2,945,524
155,000	CAD	Suncor Energy, Inc.	5,145,418
67,000	EUR	Technip, SA	4,203,457
28,000	EUR	Tecnicas Reunidas, SA	1,476,928
255,000	NOK	TGS Nopec Geophysical Company, ASA#	3,867,196
55,000	AUD	Woodside Petroleum, Ltd.	2,307,010

			44,790,209

		Financials (7.5%)
300,000	BRL	BM&F BOVESPA, SA	1,941,417
120,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	2,112,313
150,000	GBP	Schroders, PLC	2,697,099
550,000	SGD	Singapore Exchange, Ltd.	3,116,746
260,000	GBP	Standard Chartered, PLC	6,378,313

			16,245,888

		Health Care (7.7%)
65,000		Alcon, Inc.	9,281,350
190,000	SEK	Elekta, AB - Class B	3,581,288
25,000	DKK	Novo Nordisk, A/S - Class B	1,553,155
250,000	GBP	Smith & Nephew, PLC	2,209,959

			16,625,752

		Industrials (4.0%)
240,000	CHF	ABB, Ltd.#	4,464,327
130,000	JPY	JGC Corp.	2,485,001
150,000	INR	Siemens India, Ltd.	1,623,475

			8,572,803

		Information Technology (27.7%)
400,000	GBP	Autonomy Corp., PLC#	8,794,655
15,000		Baidu.com, Inc.#	5,668,800
135,000		Check Point Software Technologies, Ltd.#	4,194,450
53,000	EUR	Gemalto, NV#	2,227,459
535,000	TWD	Hon Hai Precision Industry Company, Ltd.	2,095,503
100,000		Infosys Technologies, Ltd.	4,600,000
35,000	KRW	LG Display Company, Ltd.	837,532
275,000	TWD	MediaTek, Inc.	3,848,898
85,000		MercadoLibre, Inc.#	3,042,150
4,300	JPY	Nintendo Company, Ltd.	1,078,546
85,000		Perfect World Company, Ltd.#	3,740,850
250,000	BRL	Redecard, SA	3,711,115
6,000	KRW	Samsung Electronics Company, Ltd.	3,610,399
185,000	INR	Tata Consultancy Services, Ltd.	2,459,562
330,000	HKD	Tencent Holdings, Ltd.	5,746,152
377,104	HKD	VTech Holdings, Ltd.	3,142,869
600,000	TWD	Wistron Corp.	1,004,441

			59,803,381

		Materials (9.4%)
115,000	GBP	Anglo American, PLC#	4,161,043
35,000	ZAR	AngloGold Ashanti, Ltd.	1,307,222
180,000	BRL	Fertilizantes Fosfatados, SA Fosfertil#	1,708,447
165,000		Sterlite Industries, Ltd.	2,602,050
17,500	CHF	Syngenta, AG	4,143,672
120,000		Vale, SA	3,058,800
34,000	NOK	Yara International, ASA	1,123,940
2,300,000	HKD	Zijin Mining Group Company, Ltd.	2,226,257

			20,331,431

		Telecommunication Services (3.8%)
145,000		América Móvil, SAB de CV	6,398,850
75,000	BRL	Vivo Participações, SA	1,839,237

			8,238,087

		TOTAL COMMON STOCKS (Cost $199,012,324)	205,759,307

Schedule of Investments ANNUAL REPORT	61

See accompanying Notes to Schedule of Investments

International Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
CONTRACTS		VALUE

PURCHASED OPTIONS (2.3%)#
	Other (2.3%)
	iShares MSCI EAFE Index Fund
5,650	Put, 01/16/10, Strike $40.00	$2,387,125
4,000	Put, 01/16/10, Strike $56.00	1,820,000
200	S & P 500 Index Put, 01/16/10, Strike $1,000.00	723,000

	TOTAL PURCHASED OPTIONS (Cost $3,711,595)	4,930,125

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (2.8%)
6,127,030	Fidelity Prime Money Market Fund - Institutional Class (Cost $6,127,030)	6,127,030

TOTAL INVESTMENTS IN SECURITIES (100.5%) (Cost $208,850,949)		216,816,462

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(1,023,297)

NET ASSETS (100.0%)		$215,793,165

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

62	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

International Growth Fund

CURRENCY EXPOSURE	OCTOBER 31, 2009

	Value	% of Total Investments
U.S. Dollar	$57,580,955	26.6%
British Pound Sterling	28,587,315	13.2%
Hong Kong Dollar	18,768,845	8.7%
Swiss Franc	18,255,237	8.4%
European Monetary Unit	17,230,758	7.9%
Brazilian Real	13,798,309	6.4%
Canadian Dollar	12,507,278	5.8%
Norwegian Krone	7,936,660	3.7%
Indian Rupee	7,467,227	3.4%
New Taiwanese Dollar	6,948,842	3.2%
Mexican Peso	4,860,914	2.2%
South Korean Won	4,447,931	2.0%
South African Rand	4,304,445	2.0%
Swedish Krona	3,581,288	1.7%
Japanese Yen	3,563,547	1.6%
Singapore Dollar	3,116,746	1.4%
Australian Dollar	2,307,010	1.1%
Danish Krone	1,553,155	0.7%
Total Investments	$216,816,462	100.0%

Currency exposure may vary over time.

Schedule of Investments ANNUAL REPORT	63

See accompanying Notes to Financial Statements

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (18.5%)
		Consumer Discretionary (1.3%)
50,000,000	JPY	Suzuki Motor Corp. 0.000%, 03/29/13	$569,138

		Energy (5.3%)
600,000		Acergy, SA 2.250%, 10/11/13	567,300
300,000		Cameron International Corp. 2.500%, 06/15/26	376,125
1,600,000	HKD	China Petroleum & Chemical Corp. 0.000%, 04/24/14	225,074
400,000		Petrobank Energy & Resources, Ltd.* 5.125%, 07/10/15	544,000
575,000		Transocean, Ltd. - Series C 1.500%, 12/15/37	554,875

			2,267,374

		Health Care (2.7%)
		China Medical Technologies, Inc.
630,000		4.000%, 08/15/13	434,700
230,000		3.500%, 11/15/11	197,800
		Teva Pharmaceutical Industries, Ltd.
250,000		0.250%, 02/01/26	284,687
220,000		1.750%, 02/01/26	257,675

			1,174,862

		Industrials (0.9%)
530,000		Suntech Power Holdings Company, Ltd. 3.000%, 03/15/13	400,812

		Information Technology (1.5%)
235,000		Compal Electronics, Inc. 0.000%, 08/19/10	332,530
250,000		Quanta Computer, Inc. 0.000%, 07/26/10	327,617

			660,147

		Materials (6.2%)
300,000		Anglo American, PLC 4.000%, 05/07/14	458,700
400,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	445,957
		Newmont Mining Corp.
280,000		1.625%, 07/15/17	331,100
240,000		3.000%, 02/15/12	290,100
400,000		Sino-Forest Corp.* 5.000%, 08/01/13	424,500
720,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	718,200

			2,668,557

		Telecommunication Services (0.6%)
220,000		SK Telecom Company, Ltd. 1.750%, 04/07/14	256,025

		TOTAL CONVERTIBLE BONDS (Cost $7,669,025)	7,996,915

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (3.7%)
		Consumer Staples (0.5%)
2,700		Bunge, Ltd. 4.875%	220,050

		Financials (0.1%)
2,500		American International Group, Inc. 8.500%	28,125

		Materials (3.1%)
12,300		Vale Capital, Ltd. (Companhia Vale do Rio Doce)§ 5.500%	603,315
10,000		Vale, SA 6.750%	755,500

			1,358,815

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,482,712)	1,606,990

COMMON STOCKS (73.3%)
		Consumer Discretionary (4.5%)
10,500		Ctrip.com International, Ltd.#	562,170
7,200		New Oriental Education & Technology Group, Inc.#	502,848
16,000	JPY	Nikon Corp.	298,202
13,000	CHF	Swatch Group, AG	583,002

			1,946,222

		Consumer Staples (10.0%)
4,000	EUR	Beiersdorf, AG	246,394
9,300		Coca-Cola Company	495,783
36,000	GBP	Diageo, PLC	586,368
110,000	INR	Hindustan Unilever, Ltd.	657,666
16,500	BRL	Natura Cosméticos, SA	295,513
6,200	INR	Nestlé India, Ltd.	337,205
16,000	CHF	Nestlé, SA	744,025
270,000	MXN	Wal-Mart de Mexico, SAB de CV	961,500

			4,324,454

		Energy (11.5%)
26,000	NOK	Acergy, SA	324,761
4,000		Cameron International Corp.#	147,880

64	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

635,000	HKD	CNOOC, Ltd.	$950,999
12,000		Halliburton Company	350,520
7,300		Noble Corp.	297,402
40,000	BRL	Petróleo Brasileiro, SA	919,618
16,000	ZAR	Sasol, Ltd.	599,445
7,000		Schlumberger, Ltd.	435,400
7,500	EUR	Technip, SA	470,536
7,500	EUR	TOTAL, SA	448,803

			4,945,364

		Financials (5.8%)
92,000	BRL	BM&F BOVESPA, SA	595,368
19,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	334,449
85,000	SGD	Singapore Exchange, Ltd.	481,679
45,000	GBP	Standard Chartered, PLC	1,103,939

			2,515,435

		Health Care (0.8%)
5,500	DKK	Novo Nordisk, A/S - Class B	341,694

		Industrials (4.7%)
21,000	CHF	ABB, Ltd.#	390,629
28,000	ZAR	Aveng, Ltd.	148,497
70,000	HKD	Hutchison Whampoa, Ltd.	491,322
16,000	JPY	JGC Corp.	305,846
37,000	INR	Siemens India, Ltd.	400,457
3,150	EUR	Siemens, AG	284,656

			2,021,407

		Information Technology (26.2%)
123,220	TWD	Acer, Inc.	290,446
2,700		Baidu.com, Inc.#	1,020,384
27,000		Check Point Software Technologies, Ltd.#	838,890
182,250	TWD	Hon Hai Precision Industry Company, Ltd.	713,842
19,000		Infosys Technologies, Ltd.	874,000
13,000	KRW	LG Display Company, Ltd.	311,083
65,000	TWD	MediaTek, Inc.	909,739
22,000		MercadoLibre, Inc.#	787,380
1,700	KRW	NHN Corp.#	250,733
20,000		Perfect World Company, Ltd.#~	880,200
5,000		QUALCOMM, Inc.~	207,050
47,000	BRL	Redecard, SA	697,690
1,125	KRW	Samsung Electronics Company, Ltd.	676,950
210,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	382,117
50,000	INR	Tata Consultancy Services, Ltd.	664,746
53,000	HKD	Tencent Holdings, Ltd.	922,868
63,283	HKD	VTech Holdings, Ltd.	527,415
225,000	TWD	Wistron Corp.	376,666

			11,332,199

		Materials (4.3%)
12,000	GBP	Anglo American, PLC#	434,196
66,000	BRL	Fertilizantes Fosfatados, SA Fosfertil#	626,430
1,600	CHF	Syngenta, AG	378,850
450,000	HKD	Zijin Mining Group Company, Ltd.	435,572

			1,875,048

		Telecommunication Services (5.5%)
600,000	MXN	América Móvil, SAB de CV	1,324,624
3,000		Millicom International Cellular, SA#	187,980
20,000	ZAR	MTN Group, Ltd.	297,785
23,500	BRL	Vivo Participações, SA	576,294

			2,386,683

		TOTAL COMMON STOCKS (Cost $29,480,599)	31,688,506

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.2%)#
		Energy (0.2%)
60		Transocean, Ltd. Call, 01/22/11, Strike $90.00	74,700

		Other (2.0%)
		iShares MSCI EAFE Index Fund
550		Put, 01/16/10, Strike $40.00	232,375
550		Put, 01/16/10, Strike $38.00	167,475
400		Put, 01/16/10, Strike $55.00	160,000
375		Put, 01/16/10, Strike $56.00	170,625
40		S & P 500 Index Put, 01/16/10, Strike $1,000.00	144,600

			875,075

		TOTAL PURCHASED OPTIONS (Cost $794,901)	949,775

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (3.5%)
1,484,542		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,484,542)	1,484,542

TOTAL INVESTMENTS IN SECURITIES (101.2%) (Cost $40,911,779)			43,726,728

LIABILITIES, LESS OTHER ASSETS (-1.2%)			(498,726)

NET ASSETS (100.0%)			$43,228,002

Schedule of Investments ANNUAL REPORT	65

See accompanying Notes to Schedule of Investments

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $968,500 or 2.2% of net assets.
§ Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
# Non-income producing security.
~ Security, or portion of security, is segregated as collateral for written options aggregating a total value of $1,087,250.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

66	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Evolving World Growth Fund

CURRENCY EXPOSURE	OCTOBER 31, 2009

	Value	% of Total Investments
U.S. Dollar	$18,831,897	43.1%
Hong Kong Dollar	3,887,699	8.9%
Brazilian Real	3,710,913	8.5%
New Taiwanese Dollar	2,672,810	6.1%
Mexican Peso	2,286,124	5.2%
British Pound Sterling	2,124,503	4.9%
Swiss Franc	2,096,506	4.8%
Indian Rupee	2,060,074	4.7%
European Monetary Unit	1,450,389	3.3%
South Korean Won	1,238,766	2.8%
Japanese Yen	1,173,186	2.7%
South African Rand	1,045,727	2.4%
Singapore Dollar	481,679	1.1%
Danish Krone	341,694	0.8%
Norwegian Krone	324,761	0.7%
Total Investments	$43,726,728	100.0%

Currency exposure may vary over time.

Schedule of Investments ANNUAL REPORT	67

See accompanying Notes to Financial Statements

Global Equity Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

COMMON STOCKS (96.4%)
		Consumer Discretionary (10.9%)
10,500		Amazon.com, Inc.#	$1,247,505
4,200		Ctrip.com International, Ltd.#	224,868
5,000		Guess?, Inc.	182,750
2,000		New Oriental Education & Technology Group, Inc.#	139,680
5,150		Nike, Inc. - Class B	320,227
2,100	EUR	Puma, AG Rudolf Dassler Sport	643,420
20,013	CHF	Swatch Group, AG	897,508

			3,655,958

		Consumer Staples (2.3%)
4,500		Coca-Cola Company	239,895
150,000	MXN	Wal-Mart de Mexico, SAB de CV	534,166

			774,061

		Energy (22.0%)
37,000	GBP	AMEC, PLC	487,306
5,500		Apache Corp.	517,660
15,000		Cameron International Corp.#	554,550
325,000	HKD	CNOOC, Ltd.	486,732
6,000		ENSCO International, Inc.	274,740
20,000		Halliburton Company	584,200
14,000		National Oilwell Varco, Inc.#	573,860
28,500	CAD	Nexen, Inc.	613,169
11,300		Noble Corp.	460,362
4,700		Noble Energy, Inc.~	308,461
12,000	BRL	Petróleo Brasileiro, SA	275,886
4,500	ZAR	Sasol, Ltd.	168,594
8,000	NOK	StatoilHydro, ASA	188,514
21,000	CAD	Suncor Energy, Inc.	697,121
7,250	EUR	Technip, SA	454,852
22,000	NOK	TGS Nopec Geophysical Company, ASA#	333,640
4,600		Transocean, Ltd.#	385,986

			7,365,633

		Financials (8.2%)
2,000		BlackRock, Inc.	432,980
45,000	BRL	BM&F BOVESPA, SA	291,213
4,700		Franklin Resources, Inc.	491,761
1,800		Goldman Sachs Group, Inc.	306,306
58,000	SGD	Singapore Exchange, Ltd.	328,675
31,000	GBP	Standard Chartered, PLC	760,491
3,000		T. Rowe Price Group, Inc.	146,190

			2,757,616

		Health Care (4.7%)
7,800		Alcon, Inc.	1,113,762
2,700		Celgene Corp.#	137,835
675		Intuitive Surgical, Inc.#	166,286
2,500	DKK	Novo Nordisk, A/S - Class B	155,316

			1,573,199

		Industrials (6.1%)
4,000		3M Company~	294,280
28,400	CHF	ABB, Ltd.#	528,278
5,100		AGCO Corp.#	143,361
3,700		Fluor Corp.	164,354
6,300		Honeywell International, Inc.	226,107
7,800		Jacobs Engineering Group, Inc.#	329,862
6,000		United Technologies Corp.	368,700

			2,054,942

		Information Technology (32.5%)
8,000		Apple, Inc.#	1,508,000
60,000	GBP	Autonomy Corp., PLC#	1,319,198
2,200		Baidu.com, Inc.#	831,424
9,200		Check Point Software Technologies, Ltd.#	285,844
32,500		eBay, Inc.#	723,775
2,800		Google, Inc.#	1,501,136
15,500		Infosys Technologies, Ltd.	713,000
12,000		Marvell Technology Group, Ltd.#~	164,640
1,150		MasterCard, Inc.	251,873
38,000	TWD	MediaTek, Inc.	531,848
9,000		MercadoLibre, Inc.#	322,110
600	JPY	Nintendo Company, Ltd.	150,495
7,000		Oracle Corp.	147,700
12,000		Parametric Technologies Corp.#	178,920
12,000		Perfect World Company, Ltd.#	528,120
23,000	BRL	Redecard, SA	341,423
615	KRW	Samsung Electronics Company, Ltd.	370,066
5,000		STEC, Inc.#	106,600
21,000	HKD	Tencent Holdings, Ltd.	365,664
7,300		Trimble Navigation, Ltd.#	153,081
44,795	HKD	VTech Holdings, Ltd.	373,331

			10,868,248

		Materials (7.4%)
14,000	GBP	Anglo American, PLC#	506,562
6,000		Barrick Gold Corp.	215,580
19,000	BRL	Fertilizantes Fosfatados, SA Fosfertil#	180,336
18,000		Sterlite Industries, Ltd.	283,860
1,250	CHF	Syngenta, AG	295,977
18,000		Vale, SA	458,820

68	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Global Equity Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

6,000	NOK	Yara International, ASA	$198,342
335,000	HKD	Zijin Mining Group Company, Ltd.	324,259

			2,463,736

		Telecommunication Services (2.3%)
17,000		América Móvil, SAB de CV	750,210

		TOTAL COMMON STOCKS (Cost $33,495,995)	32,263,603

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.0%)#
		Other (2.0%)
		iShares MSCI EAFE Index Fund
700		Put, 01/16/10, Strike $56.00	318,500
370		Put, 01/16/10, Strike $55.00	148,000
		S & P 500 Index
30		Put, 01/16/10, Strike $1,000.00	108,450
15		Put, 01/16/10, Strike $1,075.00	104,925

		TOTAL PURCHASED OPTIONS (Cost $546,879)	679,875

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (0.9%)
293,935		Fidelity Prime Money Market Fund - Institutional Class (Cost $293,935)	293,935

TOTAL INVESTMENTS IN SECURITIES (99.3%) (Cost $34,336,809)			33,237,413

OTHER ASSETS, LESS LIABILITIES (0.7%)			225,405

NET ASSETS (100.0%)			$33,462,818

FORWARD FOREIGN CURRENCY CONTRACTS

Short	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	01/21/10	1,942,000	$3,185,915	$10,580
Danish Krone	01/21/10	764,000	150,854	2,582
European Monetary Unit	01/21/10	781,000	1,149,044	19,914
Norwegian Krone	01/21/10	4,180,000	727,768	20,793
Swiss Franc	01/21/10	1,835,000	1,789,624	27,352

				$81,221

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral for written options aggregating a total value of $767,381.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	69

See accompanying Notes to Financial Statements

Global Equity Fund

CURRENCY EXPOSURE	OCTOBER 31, 2009

	Value	% of Total Investments
U.S. Dollar	$20,435,031	61.5%
British Pound Sterling	3,073,557	9.2%
Swiss Franc	1,721,763	5.2%
Hong Kong Dollar	1,549,986	4.7%
Canadian Dollar	1,310,290	3.9%
European Monetary Unit	1,098,272	3.3%
Brazilian Real	1,088,858	3.3%
Norwegian Krone	720,496	2.2%
Mexican Peso	534,166	1.6%
New Taiwanese Dollar	531,848	1.6%
South Korean Won	370,066	1.1%
Singapore Dollar	328,675	1.0%
South African Rand	168,594	0.5%
Danish Krone	155,316	0.5%
Japanese Yen	150,495	0.4%
Total Investments	$33,237,413	100.0%

Currency exposure may vary over time.

70	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (34.0%)
		Consumer Discretionary (1.5%)
16,000,000		Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	$19,064,000
16,109,000		Best Buy Company, Inc.~ 2.250%, 01/15/22	17,135,949
16,150,000		International Game Technology* 3.250%, 05/01/14	19,097,375

			55,297,324

		Energy (4.0%)
14,800,000		Cameron International Corp. 2.500%, 06/15/26	18,555,500
		Chesapeake Energy Corp.
35,832,000		2.500%, 05/15/37	30,921,131
27,000,000		2.750%, 11/15/35	25,717,500
45,000,000		Superior Energy Services, Inc.‡ 1.500%, 12/15/26	40,556,250
36,000,000		Transocean, Ltd. - Series C 1.500%, 12/15/37	34,740,000

			150,490,381

		Financials (1.2%)
25,500,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	24,225,000
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	19,426,520

			43,651,520

		Health Care (6.4%)
52,659,000		Amgen, Inc. 0.375%, 02/01/13	52,066,586
18,500,000		Endo Pharmaceuticals Holdings, Inc.* 1.750%, 04/15/15	17,852,500
43,459,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	40,090,928
26,000,000		Life Technologies Corp. 3.250%, 06/15/25	30,192,500
24,730,000		Mylan, Inc. 1.250%, 03/15/12	24,482,700
		Teva Pharmaceutical Industries, Ltd.
42,000,000		0.250%, 02/01/26	47,827,500
20,500,000		0.500%, 02/01/24~	27,803,125

			240,315,839

		Industrials (3.3%)
33,000,000		AGCO Corp. 1.250%, 12/15/36	31,143,750
40,700,000		Danaher Corp. 0.000%, 01/22/21	41,107,000
16,500,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	16,768,125
20,500,000		SunPower Corp. 1.250%, 02/15/27	18,040,000
23,015,000		Suntech Power Holdings Company, Ltd. 3.000%, 03/15/13	17,405,094

			124,463,969

		Information Technology (13.4%)
32,000,000		CA, Inc. 1.625%, 12/15/09	34,440,000
98,780,000		EMC Corp. 1.750%, 12/01/13	119,029,900
		Intel Corp.
22,000,000		3.250%, 08/01/39*	23,815,000
12,980,000		2.950%, 12/15/35	11,941,600
90,943,000		NetApp, Inc. 1.750%, 06/01/13	98,900,512
47,654,000		Nuance Communications, Inc. 2.750%, 08/15/27	48,368,810
36,500,000		ON Semiconductor Corp. 2.625%, 12/15/26	34,766,250
17,500,000		Seagate Technology 2.375%, 08/15/12	18,003,125
		Symantec Corp.
52,000,000		1.000%, 06/15/13	58,175,000
16,500,000		0.750%, 06/15/11	17,964,375
45,000,000		VeriSign, Inc. 3.250%, 08/15/37	38,418,750

			503,823,322

		Materials (4.2%)
14,340,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	15,935,325
13,000,000		Anglo American, PLC 4.000%, 05/07/14	19,877,000
		Newmont Mining Corp.
33,689,000		1.250%, 07/15/14	40,258,355
28,500,000		1.625%, 07/15/17	33,701,250
25,460,000		3.000%, 02/15/12	30,774,775
15,265,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	15,226,837

			155,773,542

		TOTAL CONVERTIBLE BONDS (Cost $1,172,422,523)	1,273,815,897

SYNTHETIC CONVERTIBLE SECURITIES (5.7%)
Sovereign Bonds (5.4%)
6,500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	37,028,636
39,000,000	AUD	Government of Australia 6.250%, 06/15/14	36,448,437
40,000,000	CAD	Government of Canada 2.000%, 12/01/14	35,793,170
		Government of New Zealand
25,500,000	NZD	6.000%, 04/15/15	18,736,374

Schedule of Investments ANNUAL REPORT	71

See accompanying Notes to Schedule of Investments

Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

25,000,000	NZD	6.500%, 04/15/13	$18,722,513
		Government of Norway
100,000,000	NOK	5.000%, 05/15/15	18,556,105
97,000,000	NOK	6.500%, 05/15/13	18,696,628
26,000,000	SGD	Government of Singapore 1.375%, 10/01/14	18,559,776

		TOTAL SOVEREIGN BONDS	202,541,639

NUMBER OF
CONTRACTS			VALUE

Purchased Options (0.3%)#
		Energy (0.1%)
3,600		Transocean, Ltd. Call, 01/22/11, Strike $90.00	4,482,000

		Information Technology (0.2%)
6,800		Cognizant Technology Solutions Corp. Call, 01/22/11, Strike $37.50	5,338,000
		EMC Corp.
5,300		Call, 01/16/10, Strike $15.00	1,044,100
4,000		Call, 01/16/10, Strike $17.50	258,000

			6,640,100

		TOTAL PURCHASED OPTIONS	11,122,100

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $219,898,411)	213,663,739

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (13.9%)
		Consumer Staples (3.9%)
2,241,000		Archer-Daniels-Midland Company 6.250%	95,802,750
		Bunge, Ltd.
485,375		4.875%	39,558,063
19,600		5.125%	11,417,000

			146,777,813

		Financials (3.2%)
690,000		Affiliated Managers Group, Inc. 5.150%	21,993,750
495,000		American International Group, Inc. 8.500%	5,568,750
68,500		Bank of America Corp. 7.250%	57,357,790
41,000		Wells Fargo & Company 7.500%	36,695,000

			121,615,290

		Health Care (2.5%)
214,400		Merck & Company, Inc. 6.000%	51,724,000
39,866		Mylan, Inc. 6.500%	41,061,980

			92,785,980

		Materials (4.3%)
838,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	89,666,000
533,505		Vale Capital, Ltd. (Companhia Vale do Rio Doce)§ 5.500%	26,168,420
561,700		Vale, SA 6.750%	44,334,981

			160,169,401

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $454,503,149)	521,348,484

COMMON STOCKS (41.8%)
		Consumer Discretionary (4.0%)
654,986		Amazon.com, Inc.#	77,818,887
620,000		Apollo Group, Inc. - Class A#	35,402,000
570,000		Nike, Inc. - Class B	35,442,600

			148,663,487

		Consumer Staples (1.5%)
1,230,000	GBP	Diageo, PLC	20,034,250
960,000		Walgreen Company	36,316,800

			56,351,050

		Energy (14.0%)
713,022		Apache Corp.	67,109,631
1,225,000		Cameron International Corp.#	45,288,250
525,000		Devon Energy Corp.	33,972,750
1,094,980		ENSCO International, Inc.	50,139,134
1,868,835		Halliburton Company	54,588,670
1,646,000		Noble Corp.	67,058,040
890,000		Noble Energy, Inc.	58,410,700
1,908,437		Pride International, Inc.#	56,413,398
1,200,000		Schlumberger, Ltd.	74,640,000
500,000	CAD	Suncor Energy, Inc.	16,598,124

			524,218,697

		Financials (4.0%)
177,000		BlackRock, Inc.	38,318,730
375,000		Franklin Resources, Inc.	39,236,250
212,000		Goldman Sachs Group, Inc.	36,076,040
784,100		T. Rowe Price Group, Inc.	38,209,193

			151,840,213

72	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

		Health Care (2.0%)
250,000		Alcon, Inc.	$35,697,500
680,000		Johnson & Johnson	40,154,000

			75,851,500

		Industrials (3.9%)
980,000	CHF	ABB, Ltd.#	18,229,336
990,000		Honeywell International, Inc.	35,531,100
235,000		L-3 Communications Holdings, Inc.	16,988,150
1,213,000		United Technologies Corp.	74,538,850

			145,287,436

		Information Technology (11.1%)
1,100,000		Accenture, PLC	40,788,000
3,223,425		Cisco Systems, Inc.#	73,655,261
3,120,000		eBay, Inc.#	69,482,400
1,390,930		Infosys Technologies, Ltd.	63,982,780
1,214,000		Intuit, Inc.#	35,290,980
2,270,325		Microsoft Corp.	62,956,112
3,318,600		Oracle Corp.	70,022,460

			416,177,993

		Materials (0.5%)
486,230		Barrick Gold Corp.	17,470,244

		Telecommunication Services (0.8%)
650,000		América Móvil, SAB de CV	28,684,500

		TOTAL COMMON STOCKS (Cost $1,519,148,616)	1,564,545,120

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (0.2%)+*
		Energy (0.2%)
110,000		Deutsche Bank, AG (Transocean, Ltd.) 7.230%, 12/15/09 (Cost $7,800,705)	9,154,200

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (1.8%)#
		Other (1.8%)
9,350		S & P 500 Index Put, 01/16/10, Strike $1,075.00 (Cost $55,451,818)	65,403,250

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (2.9%)
106,668,418		Fidelity Prime Money Market Fund - Institutional Class (Cost $106,668,418)	$106,668,418

TOTAL INVESTMENTS IN SECURITIES (100.3%) (Cost $3,535,893,640)			3,754,599,108

LIABILITIES, LESS OTHER ASSETS (-0.3%)			(11,463,088)

NET ASSETS (100.0%)			$3,743,136,020

NOTES TO SCHEDULE OF INVESTMENTS

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund received partial payment of $16,000,000 as of August 10, 2006. The instrument has been priced at fair value following procedures approved by the board of trustees, and, at October 31, 2009, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.
~	Security, or portion of security, is segregated as collateral for written options aggregating a total value of $30,698,449.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $92,157,503 or 2.5% of net assets.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2009.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
+	Structured equity linked securities are designed to simulate the characteristics of the security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	73

See accompanying Notes to Financial Statements

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (39.8%)
		Consumer Discretionary (2.3%)
2,700,000		Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	$3,217,050
670,000,000	JPY	NC International, Ltd. (Nikon Corp.)§ 0.000%, 03/15/11	7,936,628
620,000,000	JPY	Suzuki Motor Corp. 0.000%, 03/29/13	7,057,308

			18,210,986

		Consumer Staples (1.1%)
740,000,000	JPY	Asahi Breweries, Ltd. 0.000%, 05/26/28	8,352,386

		Energy (6.6%)
8,500,000		Acergy, SA 2.250%, 10/11/13	8,036,750
5,710,000		Cameron International Corp. 2.500%, 06/15/26	7,158,912
		Chesapeake Energy Corp.
7,000,000		2.750%, 11/15/35	6,667,500
8,990,000		2.500%, 05/15/37	7,746,400
45,500,000	HKD	China Petroleum & Chemical Corp. 0.000%, 04/24/14	6,400,534
6,000,000		Petrobank Energy & Resources, Ltd.* 5.125%, 07/10/15	8,160,000
8,000,000		Transocean, Ltd. - Series C 1.500%, 12/15/37	7,720,000

			51,890,096

		Financials (1.1%)
5,260,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	4,997,000
3,310,000		Leucadia National Corp. 3.750%, 04/15/14	3,839,600

			8,836,600

		Health Care (5.8%)
6,000,000	CHF	Actelion Finance, Ltd. 0.000%, 11/22/11	6,546,533
8,090,000		Amgen, Inc. 0.375%, 02/01/13	7,998,988
8,700,000		China Medical Technologies, Inc. 4.000%, 08/15/13	6,003,000
4,800,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	4,428,000
2,300,000		QIAGEN, NV 3.250%, 05/16/26	2,892,250
		Teva Pharmaceutical Industries, Ltd.
10,350,000		1.750%, 02/01/26	12,122,437
5,000,000		0.250%, 02/01/26	5,693,750

			45,684,958

		Industrials (2.7%)
6,900,000		Danaher Corp. 0.000%, 01/22/21	6,969,000
5,300,000	EUR	SGL Carbon, AG 0.750%, 05/16/13	7,561,579
9,150,000		Suntech Power Holdings Company, Ltd.~ 3.000%, 03/15/13	6,919,688

			21,450,267

		Information Technology (11.9%)
6,500,000		CA, Inc. 1.625%, 12/15/09	6,995,625
19,600,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	12,576,140
6,700,000		Compal Electronics, Inc. 0.000%, 08/19/10	9,480,636
19,900,000		EMC Corp. 1.750%, 12/01/13	23,979,500
		Intel Corp.
6,000,000		3.250%, 08/01/39*	6,495,000
1,250,000		2.950%, 12/15/35	1,150,000
9,260,000		NetApp, Inc. 1.750%, 06/01/13	10,070,250
3,800,000		Seagate Technology 2.375%, 08/15/12	3,909,250
14,300,000		Symantec Corp.~ 0.750%, 06/15/11	15,569,125
4,250,000		VeriSign, Inc. 3.250%, 08/15/37	3,628,437

			93,853,963

		Materials (7.6%)
8,200,000		Anglo American, PLC 4.000%, 05/07/14	12,537,800
6,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	7,246,804
		Newmont Mining Corp.
9,866,000		1.625%, 07/15/17	11,666,545
5,740,000		3.000%, 02/15/12	6,938,225
3,250,000		1.250%, 07/15/14	3,883,750
9,770,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	9,745,575
6,720,000		Xstrata, PLC 4.000%, 08/14/17	7,879,200

			59,897,899

		Telecommunication Services (0.7%)
4,500,000		SK Telecom Company, Ltd. 1.750%, 04/07/14	5,236,875

		TOTAL CONVERTIBLE BONDS (Cost $289,757,491)	313,414,030

74	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

SYNTHETIC CONVERTIBLE SECURITIES (6.4%)
Sovereign Bonds (6.1%)
1,400,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	$7,975,398
8,400,000	AUD	Government of Australia 6.250%, 06/15/14	7,850,432
8,500,000	CAD	Government of Canada 2.000%, 12/01/14	7,606,049
		Government of New Zealand
5,300,000	NZD	6.500%, 04/15/13	3,969,173
5,300,000	NZD	6.000%, 04/15/15	3,894,227
		Government of Norway
23,050,000	NOK	6.500%, 05/15/13	4,442,858
21,000,000	NOK	5.000%, 05/15/15	3,896,782
11,500,000	SGD	Government of Singapore 1.375%, 10/01/14	8,209,132

		TOTAL SOVEREIGN BONDS	47,844,051

NUMBER OF
CONTRACTS			VALUE

Purchased Options (0.3%)#
		Energy (0.1%)
800		Transocean, Ltd. Call, 01/22/11, Strike $90.00	996,000

		Information Technology (0.2%)
1,400		Cognizant Technology Solutions Corp. Call, 01/22/11, Strike $37.50	1,099,000

		TOTAL PURCHASED OPTIONS	2,095,000

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $50,754,846)	49,939,051

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (9.0%)
		Consumer Staples (3.3%)
391,000		Archer-Daniels-Midland Company 6.250%	16,715,250
		Bunge, Ltd.
57,000		4.875%	4,645,500
7,500		5.125%	4,368,750

			25,729,500

		Financials (2.0%)
110,000		American International Group, Inc. 8.500%	1,237,500
8,100		Bank of America Corp. 7.250%	6,782,454
8,700		Wells Fargo & Company 7.500%	7,786,500

			15,806,454

		Materials (3.7%)
79,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	8,453,000
103,500		Vale Capital, Ltd. (Companhia Vale do Rio Doce)§ 5.500%	5,076,675
		Vale, SA
106,800		6.750%	8,429,724
100,000		6.750%	7,555,000

			29,514,399

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $66,060,783)	71,050,353

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (0.2%)+*
		Energy (0.2%)
23,000		Deutsche Bank, AG (Transocean, Ltd.) 7.230%, 12/15/09 (Cost $1,631,057)	1,914,060

NUMBER OF
SHARES			VALUE

COMMON STOCKS (40.6%)
		Consumer Discretionary (4.8%)
137,000		Apollo Group, Inc. - Class A#	7,822,700
230,000	JPY	Nikon Corp.	4,286,658
575,620	CHF	Swatch Group, AG	25,814,405

			37,923,763

		Consumer Staples (3.6%)
185,000		Coca-Cola Company	9,862,350
250,000	GBP	Diageo, PLC	4,072,002
190,000	CHF	Nestlé, SA	8,835,299
153,000		Walgreen Company	5,787,990

			28,557,641

		Energy (12.2%)
490,000	NOK	Acergy, SA	6,120,502
1,710,000	GBP	BP, PLC	16,023,115
188,000		Cameron International Corp.#	6,950,360
340,000		Halliburton Company	9,931,400
527,000	CAD	Nexen, Inc.	11,338,256
230,000		Noble Corp.	9,370,200
187,000		Schlumberger, Ltd.	11,631,400
385,000	CAD	Suncor Energy, Inc.	12,780,555

Schedule of Investments ANNUAL REPORT	75

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

400,000	NOK	TGS Nopec Geophysical Company, ASA#	$6,066,190
95,000	EUR	TOTAL, SA	5,684,834

			95,896,812

		Financials (3.2%)
78,000		Franklin Resources, Inc.	8,161,140
55,000		Goldman Sachs Group, Inc.	9,359,350
305,000	GBP	Standard Chartered, PLC	7,482,252

			25,002,742

		Health Care (4.3%)
210,000		Alcon, Inc.	29,985,900
61,000	DKK	Novo Nordisk, A/S - Class B	3,789,699

			33,775,599

		Industrials (2.8%)
550,000	CHF	ABB, Ltd.#	10,230,750
1,030,000	HKD	Hutchison Whampoa, Ltd.	7,229,452
50,000	EUR	Siemens, AG	4,518,351

			21,978,553

		Information Technology (8.3%)
1,165,000	GBP	Autonomy Corp., PLC#	25,614,434
394,000		Cisco Systems, Inc.#	9,002,900
579,000		eBay, Inc.#	12,894,330
235,000		Infosys Technologies, Ltd.	10,810,000
490,000	TWD	MediaTek, Inc.	6,858,036

			65,179,700

		Telecommunication Services (1.4%)
253,000		América Móvil, SAB de CV	11,164,890

		TOTAL COMMON STOCKS (Cost $326,339,098)	319,479,700

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.2%)#
		Other (2.2%)
		iShares MSCI EAFE Index Fund
17,000		Put, 01/16/10, Strike $56.00	7,735,000
8,750		Put, 01/16/10, Strike $55.00	3,500,000
900		S & P 500 Index Put, 01/16/10, Strike $1,075.00	6,295,500

		TOTAL PURCHASED OPTIONS (Cost $14,121,602)	17,530,500

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (1.0%)
7,556,809		Fidelity Prime Money Market Fund - Institutional Class (Cost $7,556,809)	$7,556,809

TOTAL INVESTMENTS IN SECURITIES (99.2%) (Cost $756,221,686)			780,884,503

OTHER ASSETS, LESS LIABILITIES (0.8%)			6,460,458

NET ASSETS (100.0%)			$787,344,961

FORWARD FOREIGN CURRENCY CONTRACTS

Short	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	01/21/10	43,816,000	$71,881,602	$238,702
Canadian Dollar	01/21/10	26,545,000	24,533,178	1,058,704
Danish Krone	01/21/10	18,634,000	3,679,327	62,963
European Monetary Unit	01/21/10	20,518,000	30,187,057	523,178
Hong Kong Dollar	01/21/10	74,460,000	9,612,569	563
Indian Rupee	01/21/10	500,573,000	10,597,882	164,814
Japanese Yen	01/21/10	2,403,995,000	26,719,413	(101,668)
Mexican Peso	01/21/10	152,123,000	11,402,041	265,853
New Taiwanese Dollar	01/21/10	391,777,000	12,152,709	112,553
Norwegian Krone	01/21/10	90,743,000	15,798,998	451,393
South Korean Won	01/21/10	7,002,516,000	5,919,612	111,581
Swiss Franc	01/21/10	57,304,000	55,886,967	854,161

				$3,742,797

Long	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

South Korean Won	01/21/10	3,551,081,000	$3,001,924	$8,389

76	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NOTES TO SCHEDULE OF INVESTMENTS

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund received partial payment of $2,700,000 as of August 10, 2006. The instrument has been priced at fair value following procedures approved by the board of trustees, and, at October 31, 2009, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $20,997,060 or 2.7% of net assets.
~	Security, or portion of security, is segregated as collateral for written options aggregating a total value of $9,316,250.
+	Structured equity linked securities are designed to simulate the characteristics of the security in the parenthetical
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date on the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	77

See accompanying Notes to Financial Statements

Global Growth and Income Fund

CURRENCY EXPOSURE	OCTOBER 31, 2009

	Value	% of Total Investments
U.S. Dollar	$509,864,554	65.3%
British Pound Sterling	53,191,803	6.8%
Swiss Franc	51,426,987	6.6%
Canadian Dollar	31,724,860	4.1%
European Monetary Unit	30,340,904	3.9%
Japanese Yen	27,632,980	3.5%
Norwegian Krone	20,526,332	2.6%
Hong Kong Dollar	13,629,986	1.7%
Singapore Dollar	8,209,132	1.1%
Brazilian Real	7,975,398	1.0%
New Zealand Dollar	7,863,400	1.0%
Australian Dollar	7,850,432	1.0%
New Taiwanese Dollar	6,858,036	0.9%
Danish Krone	3,789,699	0.5%
Total Investments	$780,884,503	100.0%

Currency exposure may vary over time.

78	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Convertible Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (61.4%)
		Consumer Discretionary (3.4%)
6,879,000		Best Buy Company, Inc. 2.250%, 01/15/22	$7,317,535
13,397,000		Carnival Corp. 2.000%, 04/15/21	13,999,865
20,000,000		International Game Technology* 3.250%, 05/01/14	23,650,000
1,100,000,000	JPY	NC International, Ltd. (Nikon Corp.)§ 0.000%, 03/15/11	13,030,285
2,500,000,000	JPY	Suzuki Motor Corp. 0.000%, 03/29/13	28,456,888
10,500,000	CHF	Swatch Group, AG 2.625%, 10/15/10	11,023,367

			97,477,940

		Consumer Staples (1.1%)
10,094,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	10,232,793
19,083,000		Molson Coors Brewing Company 2.500%, 07/30/13	21,730,766

			31,963,559

		Energy (7.5%)
18,000,000		Acergy, SA 2.250%, 10/11/13	17,019,000
18,088,000		Cameron International Corp. 2.500%, 06/15/26	22,677,830
		Chesapeake Energy Corp.
26,501,000		2.750%, 11/15/35	25,242,202
32,550,000		2.500%, 05/15/37	28,053,000
25,000,000		Hornbeck Offshore Services, Inc.‡~ 1.625%, 11/15/26	21,962,500
12,000,000		Oil States International, Inc. 2.375%, 07/01/25	15,270,000
5,110,000		Schlumberger, Ltd. - Series B 2.125%, 06/01/23	8,169,613
17,002,000		SEACOR Holdings, Inc. 2.875%, 12/15/24	19,361,027
21,500,000		St. Mary Land & Exploration Company 3.500%, 04/01/27	21,123,750
42,112,000		Transocean, Ltd. - Series C 1.500%, 12/15/37	40,638,080

			219,517,002

		Financials (2.4%)
8,275,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	7,861,250
4,246,000		BlackRock, Inc. 2.625%, 02/15/35	9,250,973
22,530,000		Health Care REIT, Inc. 4.750%, 12/01/26	25,008,300
9,115,000		Janus Capital Group, Inc. 3.250%, 07/15/14	10,881,031
14,250,000		Leucadia National Corp. 3.750%, 04/15/14	16,530,000

			69,531,554

		Health Care (14.2%)
12,000,000	CHF	Actelion Finance, Ltd. 0.000%, 11/22/11	13,093,065
27,598,000		Amgen, Inc. 0.375%, 02/01/13	27,287,522
30,104,000		Beckman Coulter, Inc. 2.500%, 12/15/36	34,205,670
36,000,000		Biovail Corp.* 5.375%, 08/01/14	41,355,000
9,940,000		Cephalon, Inc. 2.500%, 05/01/14	9,989,700
18,002,000		Charles River Laboratories International, Inc. 2.250%, 06/15/13	17,889,488
32,000,000		Endo Pharmaceuticals Holdings, Inc.* 1.750%, 04/15/15	30,880,000
18,000,000		Henry Schein, Inc. 3.000%, 08/15/34	21,735,000
57,000,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	52,582,500
22,503,000		Life Technologies Corp. 1.500%, 02/15/24	25,287,746
21,030,000		Medtronic, Inc. 1.625%, 04/15/13	20,556,825
		Mylan, Inc.
22,816,000		3.750%, 09/15/15*	32,142,040
8,721,000		1.250%, 03/15/12	8,633,790
		Teva Pharmaceutical Industries, Ltd.
53,500,000		0.250%, 02/01/26	60,923,125
7,560,000		1.750%, 02/01/26	8,854,650
6,023,000		Thermo Fisher Scientific, Inc.‡ 0.000%, 12/15/33	9,264,579

			414,680,700

		Industrials (6.2%)
11,502,000		Alliant Techsystems, Inc. 2.750%, 02/15/24	12,163,365
12,500,000		Barnes Group, Inc. 3.375%, 03/15/27	11,453,125
26,111,000		Danaher Corp. 0.000%, 01/22/21	26,372,110
35,000,000		Energy Conversion Devices, Inc. 3.000%, 06/15/13	23,581,250
18,568,000		EnerSys‡ 3.375%, 06/01/38	16,804,040

Schedule of Investments ANNUAL REPORT	79

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

22,501,000		General Cable Corp. 0.875%, 11/15/13	$20,222,774
19,002,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	19,310,782
18,000,000		Navistar International Corp. 3.000%, 10/15/14	17,122,500
12,102,000		Quanta Services, Inc. 3.750%, 04/30/26	13,478,602
7,575,000		SunPower Corp. 1.250%, 02/15/27	6,666,000
4,402,000		Trinity Industries, Inc. 3.875%, 06/01/36	3,251,978
10,500,000		Triumph Group, Inc. 2.625%, 10/01/26	11,550,000

			181,976,526

		Information Technology (20.9%)
		Anixter International, Inc.
6,000,000		0.000%, 07/07/33	4,057,500
2,702,000		1.000%, 02/15/13	2,489,218
21,501,000		ARRIS Group, Inc. 2.000%, 11/15/26	20,236,741
22,044,000		CA, Inc. 1.625%, 12/15/09	23,724,855
16,002,000		CACI International, Inc. 2.125%, 05/01/14	16,882,110
29,500,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	18,928,373
36,000,000		DST Systems, Inc. - Series C 4.125%, 08/15/23	37,980,000
97,096,000		EMC Corp. 1.750%, 12/01/13	117,000,680
3,168,000		FEI Company 2.875%, 06/01/13	3,366,000
10,300,000		Informatica Corp. 3.000%, 03/15/26	12,463,000
		Intel Corp.
40,000,000		3.250%, 08/01/39*	43,300,000
2,459,000		2.950%, 12/15/35	2,262,280
33,000,000		Linear Technology Corp. 3.000%, 05/01/27	31,762,500
12,000,000		Macrovision Solutions Corp. 2.625%, 08/15/11	13,740,000
46,942,000		NetApp, Inc. 1.750%, 06/01/13	51,049,425
23,001,000		ON Semiconductor Corp. 2.625%, 12/15/26	21,908,453
13,000,000		Seagate Technology 2.375%, 08/15/12	13,373,750
55,000,000		Sybase, Inc.* 3.500%, 08/15/29	61,462,500
		Symantec Corp.
50,082,000		1.000%, 06/15/13	56,029,237
34,000,000		0.750%, 06/15/11	37,017,500
24,001,000		VeriSign, Inc. 3.250%, 08/15/37	20,490,854

			609,524,976

		Materials (5.7%)
17,791,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	19,770,249
10,000,000		Anglo American, PLC 4.000%, 05/07/14	15,290,000
15,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	16,723,395
		Newmont Mining Corp.
36,041,000		1.625%, 07/15/17	42,618,482
27,049,000		1.250%, 07/15/14	32,323,555
22,000,000		3.000%, 02/15/12	26,592,500
11,920,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	11,890,200

			165,208,381

		TOTAL CONVERTIBLE BONDS (Cost $1,620,699,242)	1,789,880,638

SYNTHETIC CONVERTIBLE SECURITIES (5.1%)
Sovereign Bonds (4.3%)
2,500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	14,241,783
30,000,000	AUD	Government of Australia 6.250%, 06/15/14	28,037,259
31,000,000	CAD	Government of Canada 2.000%, 12/01/14	27,739,707
19,000,000	NZD	Government of New Zealand 6.500%, 04/15/13	14,229,110
		Government of Norway
75,000,000	NOK	5.000%, 05/15/15	13,917,078
74,000,000	NOK	6.500%, 05/15/13	14,263,407
20,000,000	SGD	Government of Singapore 1.375%, 10/01/14	14,276,751

		TOTAL SOVEREIGN BONDS	126,705,095

NUMBER OF
CONTRACTS			VALUE

Purchased Options (0.8%)#
		Consumer Discretionary (0.1%)
880		Amazon.com, Inc. Call, 01/21/12, Strike $90.00	3,964,400
760		Nike, Inc. - Class B Call, 01/16/10, Strike $60.00	342,000

			4,306,400

80	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
CONTRACTS			VALUE

		Energy (0.1%)
2,500		Chesapeake Energy Corp. Call, 01/21/12, Strike $25.00	$1,687,500

		Financials (0.2%)
2,200		Franklin Resources, Inc. Call, 01/22/11, Strike $95.00	5,214,000

		Industrials (0.0%)
950		L-3 Communications Holdings, Inc. Call, 01/22/11, Strike $70.00	878,750

		Information Technology (0.3%)
900		Apple, Inc. Call, 01/21/12, Strike $180.00	4,569,750
5,000		Cognizant Technology Solutions Corp. Call, 01/22/11, Strike $37.50	3,925,000
275		Linear Technology Corp. Call, 01/16/10, Strike $30.00	8,250

			8,503,000

		Materials (0.1%)
3,900		Barrick Gold Corp. Call, 01/21/12, Strike $35.00	3,919,500

		TOTAL PURCHASED OPTIONS	24,509,150

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $150,743,268)	151,214,245

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (14.6%)
		Consumer Staples (3.3%)
1,300,000		Archer-Daniels-Midland Company 6.250%	55,575,000
		Bunge, Ltd.
200,000		4.875%	16,300,000
39,600		5.125%	23,067,000

			94,942,000

		Energy (1.1%)
220,000		Whiting Petroleum Corp. 6.250%	33,068,750

		Financials (4.3%)
		Affiliated Managers Group, Inc.
670,000		5.100%	24,371,250
425,000		5.150%	13,546,875
35,000		Bank of America Corp. 7.250%	29,306,900
226,520		Reinsurance Group of America, Inc. 5.750%	14,012,527
50,015		Wells Fargo & Company 7.500%	44,763,425

			126,000,977

		Health Care (1.9%)
200,430		Merck & Company, Inc. 6.000%	48,353,738
7,000		Mylan, Inc. 6.500%	7,210,000

			55,563,738

		Materials (4.0%)
497,000		Freeport-McMoRan Copper & Gold, Inc. 6.750%	53,179,000
1,050,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)§ 5.500%	51,502,500
138,020		Vale, SA 6.750%	10,427,411

			115,108,911

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $315,752,825)	424,684,376

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (0.2%)+*
		Energy (0.2%)
65,000		Deutsche Bank, AG (Transocean, Ltd.) 7.230%, 12/15/09 (Cost $4,609,508)	5,409,300

NUMBER OF
SHARES			VALUE

COMMON STOCKS (14.2%)
		Consumer Discretionary (1.2%)
90,000		Amazon.com, Inc.#	10,692,900
375,000		Carnival Corp.	10,920,000
300,000	CHF	Swatch Group, AG	13,453,879

			35,066,779

		Energy (9.0%)
1,000,000	NOK	Acergy, SA	12,490,821
315,000		Apache Corp.	29,647,800
176,202		Cameron International Corp.#	6,514,188
240,000		Devon Energy Corp.	15,530,400
365,000		ENSCO International, Inc.	16,713,350
1,100,000		Halliburton Company	32,131,000
1,100,000		Noble Corp.	44,814,000
420,000		Noble Energy, Inc.	27,564,600
500,000		Schlumberger, Ltd.	31,100,000
450,000	CAD	Suncor Energy, Inc.	14,938,311
355,000		Transocean, Ltd.#	29,788,050

			261,232,520

Schedule of Investments ANNUAL REPORT	81

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES		VALUE

	Financials (0.5%)
90,000	Goldman Sachs Group, Inc.	$15,315,300

	Health Care (0.8%)
90,000	Alcon, Inc.	12,851,100
320,000	Medtronic, Inc.	11,424,000

		24,275,100

	Industrials (0.4%)
352,000	Honeywell International, Inc.	12,633,280

	Information Technology (2.3%)
1,135,000	Cisco Systems, Inc.#	25,934,750
1,160,000	eBay, Inc.#	25,833,200
27,000	Google, Inc.#	14,475,240

		66,243,190

	TOTAL COMMON STOCKS (Cost $335,240,411)	414,766,169

NUMBER OF
CONTRACTS		VALUE

PURCHASED OPTIONS (1.5%)#
	Other (1.5%)
63,000	SPDR Trust Series 1 Put, 01/16/10, Strike $107.00 (Cost $23,215,770)	42,367,500

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (2.4%)
70,591,796	Fidelity Prime Money Market Fund - Institutional Class (Cost $70,591,796)	70,591,796

TOTAL INVESTMENTS IN SECURITIES (99.4%) (Cost $2,520,852,820)		2,898,914,024

OTHER ASSETS, LESS LIABILITIES (0.6%)		17,588,575

NET ASSETS (100.0%)		$2,916,502,599

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (0.0%)#
	Industrials (0.0%)
	Navistar International Corp.
1,100	Call, 01/22/11, Strike $45.00	(401,500)
700	Call, 01/22/11, Strike $50.00	(187,250)

	TOTAL WRITTEN OPTIONS (Premium $610,542)	(588,750)

FORWARD FOREIGN CURRENCY CONTRACTS

Short	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	01/21/10	8,776,000	$14,397,319	$47,810
Canadian Dollar	01/21/10	12,594,000	11,639,512	502,291
European Monetary Unit	01/21/10	12,760,000	18,773,118	325,361
Japanese Yen	01/21/10	4,308,728,000	47,889,735	(182,221)
Norwegian Krone	01/21/10	123,569,000	21,514,237	614,684
Swiss Franc	01/21/10	39,552,000	38,573,945	589,553

				$1,897,478

Long	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

Japanese Yen	01/21/10	730,851,000	$8,123,108	$129,716

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $259,901,340 or 8.9% of net assets.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2009.
~	Security, or portion of security, is segregated as collateral for written options aggregating a total value of $4,392,500.
+	Structured equity linked securities are designed to simulate the characteristics of the security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

82	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (43.3%)
	Consumer Discretionary (3.4%)
500,000	DIRECTV Financing Company, Inc.* 4.750%, 10/01/14	$511,337
1,500,000	Hasbro, Inc. 6.125%, 05/15/14	1,649,444
1,000,000	International Game Technology 7.500%, 06/15/19	1,107,131
250,000	J.C. Penney Company, Inc. 9.000%, 08/01/12	273,750
1,500,000	McDonald’s Corp. 6.300%, 10/15/37	1,694,727
1,500,000	Walt Disney Company 6.375%, 03/01/12	1,655,059

		6,891,448

	Consumer Staples (7.5%)
1,000,000	Altria Group, Inc. 9.250%, 08/06/19	1,214,447
	Anheuser-Busch InBev, NV*
1,000,000	8.200%, 01/15/39	1,265,752
1,000,000	3.000%, 10/15/12	1,009,364
1,000,000	Bunge Limited Finance Corp. 8.500%, 06/15/19	1,167,461
2,000,000	Coca-Cola Company 3.625%, 03/15/14	2,086,952
1,700,000	General Mills, Inc. 5.250%, 08/15/13	1,846,316
1,000,000	Kellogg Company 4.450%, 05/30/16	1,045,086
1,500,000	Kimberly-Clark Corp. 7.500%, 11/01/18	1,865,610
1,000,000	PepsiCo, Inc. 7.900%, 11/01/18	1,258,868
1,000,000	Philip Morris International, Inc. 6.875%, 03/17/14	1,145,843
1,000,000	Procter & Gamble Company 4.600%, 01/15/14	1,075,541

		14,981,240

	Energy (5.4%)
500,000	Chesapeake Energy Corp. 7.500%, 09/15/13	510,000
1,000,000	ConocoPhillips 5.750%, 02/01/19	1,096,357
438,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	434,715
750,000	Frontier Oil Corp. 6.625%, 10/01/11	758,438
1,000,000	Hess Corp. 8.125%, 02/15/19	1,215,944
1,000,000	Nexen, Inc. 7.500%, 07/30/39	1,107,859
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,076,584
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	573,042
1,500,000	Transocean, Ltd. 6.000%, 03/15/18	1,628,401
1,000,000	Virginia Electric and Power Company 8.875%, 11/15/38	1,418,082
1,000,000	XTO Energy, Inc. 4.625%, 06/15/13	1,038,710

		10,858,132

	Financials (5.6%)
1,000,000	Bank of America Corp. 5.650%, 05/01/18	1,012,422
1,500,000	Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,629,973
1,500,000	BP Capital Markets, PLC 5.250%, 11/07/13	1,656,985
1,000,000	CME Group, Inc. 5.750%, 02/15/14	1,097,896
1,500,000	JPMorgan Chase & Company 6.000%, 10/01/17	1,600,220
2,000,000	MetLife, Inc.* 2.875%, 09/17/12	2,008,412
1,000,000	Shell International Finance, BV 6.375%, 12/15/38	1,164,985
1,000,000	US Bancorp 4.200%, 05/15/14	1,045,603

		11,216,496

	Health Care (4.8%)
1,500,000	Beckman Coulter, Inc. 6.000%, 06/01/15	1,654,842
500,000	Bio-Rad Laboratories, Inc. 6.125%, 12/15/14	487,500
1,500,000	Biogen Idec, Inc. 6.000%, 03/01/13	1,594,893
500,000	Boston Scientific Corp. 6.000%, 06/15/11	518,750
2,000,000	Express Scripts, Inc. 5.250%, 06/15/12	2,131,842
1,000,000	Pfizer, Inc. 5.350%, 03/15/15	1,105,413
2,000,000	Roche Holding, AG* 4.500%, 03/01/12	2,116,288

		9,609,528

	Industrials (3.9%)
1,500,000	Emerson Electric Company 4.125%, 04/15/15	1,576,128
1,000,000	ITT Corp. 6.125%, 05/01/19	1,105,281

Schedule of Investments ANNUAL REPORT	83

See accompanying Notes to Schedule of Investments

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

805,000		Joy Global, Inc. 6.000%, 11/15/16	$808,094
1,000,000		Northrop Grumman Corp. 3.700%, 08/01/14	1,017,068
500,000		Tyco International, Ltd. 8.500%, 01/15/19	610,849
1,500,000		United Parcel Service, Inc. 3.875%, 04/01/14	1,574,991
1,000,000		Waste Management, Inc. 7.375%, 08/01/10	1,044,062

			7,736,473

		Information Technology (2.4%)
500,000		Affiliated Computer Services, Inc. 4.700%, 06/01/10	505,000
500,000		Agilent Technologies, Inc. 6.500%, 11/01/17	519,701
1,000,000		Cisco Systems, Inc. 5.900%, 02/15/39	1,067,662
500,000		Lexmark International, Inc. 6.650%, 06/01/18	504,348
1,000,000		Oracle Corp. 6.125%, 07/08/39	1,104,170
1,000,000		Xerox Corp. 7.625%, 06/15/13	1,026,648

			4,727,529

		Materials (4.8%)
1,000,000		Allegheny Technologies, Inc. 9.375%, 06/01/19	1,139,218
1,000,000		Anglo American, PLC* 9.375%, 04/08/14	1,169,021
1,000,000		Barrick Gold Corp. 6.950%, 04/01/19	1,143,500
1,500,000		BHP Billiton, Ltd. 6.500%, 04/01/19	1,725,999
1,000,000		Dow Chemical Company 4.850%, 08/15/12	1,041,781
500,000		Mosaic Company* 7.375%, 12/01/14	532,397
1,000,000		Newmont Mining Corp. 5.125%, 10/01/19	1,000,746
750,000		Sealed Air Corp.* 7.875%, 06/15/17	782,646
1,000,000		Vale Capital, Ltd. 5.625%, 09/15/19	1,003,100

			9,538,408

		Telecommunication Services (3.8%)
1,000,000		AT&T, Inc. 5.800%, 02/15/19	1,072,785
2,150,000		Deutsche Telekom, AG 8.500%, 06/15/10	2,246,182
2,000,000		Telefonica Europe, BV 7.750%, 09/15/10	2,112,634
2,000,000		Verizon Wireless Capital, Inc.* 3.750%, 05/20/11	2,068,250

			7,499,851

		Utilities (1.7%)
2,000,000		Consolidated Edison Company of New York, Inc. 6.650%, 04/01/19	2,315,626
1,000,000		Exelon Corp. 6.250%, 10/01/39	1,047,239

			3,362,865

		TOTAL CORPORATE BONDS (Cost $80,040,631)	86,421,970

SOVEREIGN BONDS (4.5%)
200,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,139,343
2,150,000	AUD	Government of Australia 6.250%, 06/15/14	2,009,337
3,000,000	CAD	Government of Canada 3.000%, 06/01/14	2,825,442
2,000,000	EUR	Government of Germany 2.250%, 04/11/14	2,940,497

		TOTAL SOVEREIGN BONDS (Cost $8,560,172)	8,914,619

U.S. GOVERNMENT AND AGENCY SECURITIES (14.5%)
2,000,000		Federal Home Loan Mortgage Corp. 3.625%, 08/25/14	2,030,424
		Federal National Mortgage Association
2,000,000		3.500%, 08/25/14	2,021,152
2,000,000		2.500%, 02/17/12	2,010,430
		United States Treasury Note
11,000,000		2.625%, 07/31/14	11,201,102
5,000,000		1.875%, 06/15/12	5,083,205
4,500,000		3.625%, 08/15/19	4,587,894
2,000,000		4.250%, 05/15/39	2,005,314

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $28,514,823)	28,939,521

84	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT		VALUE

ASSET BACKED SECURITIES (2.5%)
1,000,000	Ford Credit Auto Owner Trust 4.500%, 07/15/14	$1,051,775
1,145,000	Honda Auto Receivables Owner Trust 4.880%, 09/18/14	1,211,746
2,750,000	Volkswagen Auto Lease Trust 2009 Series A 3.410%, 04/16/12	2,829,073

	TOTAL ASSET BACKED SECURITIES (Cost $4,892,451)	5,092,594

COMMERCIAL MORTGAGE BACKED SECURITIES (2.5%)
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc.‡ 4.750%, 02/13/46	3,005,719
2,000,000	LB-UBS Commercial Mortgage Trust‡ 4.559%, 09/15/27	2,027,633

	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,548,960)	5,033,352

RESIDENTIAL MORTGAGE BACKED SECURITIES (28.1%)
5,328,668	Federal Home Loan Mortgage Corp. 6.000%, 04/01/38	5,670,024
	Federal National Mortgage Association
9,000,000	5.500%, 11/01/39†	9,473,904
7,000,000	4.500%, 11/01/24†	7,273,434
6,000,000	5.000%, 11/01/24†	6,321,564
6,000,000	5.000%, 11/01/39†	6,220,314
5,517,653	6.000%, 06/01/37	5,874,011
4,450,344	5.662%, 11/01/37‡	4,691,087
3,371,375	5.500%, 06/01/37	3,554,748
2,490,314	5.000%, 05/01/37	2,585,982
1,676,109	4.707%, 05/01/38‡	1,751,955
1,522,971	6.000%, 05/01/37	1,621,332
885,991	6.500%, 06/01/36	953,147

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $54,714,574)	55,991,502

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (18.4%)
36,683,753	Fidelity Prime Money Market Fund - Institutional Class (Cost $36,683,753)	36,683,753

TOTAL INVESTMENTS IN SECURITIES (113.8%) (Cost $217,955,364)		227,077,311

LIABILITIES, LESS OTHER ASSETS (-13.8%)		(27,566,689)

NET ASSETS (100.0%)		$199,510,622

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $7,342,119 or 3.7% of net assets.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2009.
†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

Schedule of Investments ANNUAL REPORT	85

See accompanying Notes to Financial Statements

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (70.9%)
		Consumer Discretionary (11.3%)
3,800,000		Brinker International, Inc. 5.750%, 06/01/14	$3,760,035
3,000,000		DISH Network Corp. 7.750%, 05/31/15	3,082,500
1,650,000		Expedia, Inc. 7.456%, 08/15/18	1,753,125
		General Motors Corp.
2,500,000		7.200%, 01/15/11	375,000
200,000		7.125%, 07/15/13	30,000
1,800,000		Goodyear Tire & Rubber Company 7.000%, 03/15/28	1,539,000
2,750,000		Hanesbrands, Inc.‡ 4.593%, 12/15/14	2,488,750
3,000,000		J.C. Penney Company, Inc. 5.750%, 02/15/18	2,850,000
2,000,000		Liberty Media Corp. 8.250%, 02/01/30	1,810,000
3,000,000		Mandalay Resort Group 7.625%, 07/15/13	2,381,250
300,000		Phillips-Van Heusen Corp. 8.125%, 05/01/13	307,500
		Royal Caribbean Cruises, Ltd.
2,750,000		7.500%, 10/15/27	2,227,500
1,000,000		7.250%, 03/15/18	915,000
2,750,000		Service Corp. International 7.500%, 04/01/27	2,461,250
500,000		Sotheby’s Holdings, Inc. 7.750%, 06/15/15	448,750
2,500,000		Speedway Motorsports, Inc.* 8.750%, 06/01/16	2,625,000
2,250,000		Warnaco Group, Inc.~ 8.875%, 06/15/13	2,311,875
1,000,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	1,522,259

			32,888,794

		Consumer Staples (5.1%)
2,750,000		Constellation Brands, Inc. 7.250%, 09/01/16	2,770,625
610,000		Del Monte Foods Company* 7.500%, 10/15/19	622,200
1,200,000		NBTY, Inc. 7.125%, 10/01/15	1,179,000
3,000,000		Pilgrim’s Pride Corp.** 7.625%, 05/01/15	3,360,000
4,000,000		Reynolds American, Inc. 7.625%, 06/01/16	4,314,216
3,000,000		Smithfield Foods, Inc. 7.750%, 05/15/13	2,700,000

			14,946,041

		Energy (15.3%)
700,000		Arch Coal, Inc.* 8.750%, 08/01/16	721,000
1,000,000		Arch Western Finance, LLC 6.750%, 07/01/13	970,000
1,850,000		Berry Petroleum Company 10.250%, 06/01/14	1,988,750
2,775,000		Bristow Group, Inc. 7.500%, 09/15/17	2,684,813
2,000,000		Chesapeake Energy Corp. 9.500%, 02/15/15	2,175,000
2,900,000		Complete Production Services, Inc. 8.000%, 12/15/16	2,762,250
2,850,000		Comstock Resources, Inc. 8.375%, 10/15/17	2,835,750
3,380,000		Frontier Oil Corp. 8.500%, 09/15/16	3,464,500
3,100,000		GulfMark Offshore, Inc. 7.750%, 07/15/14	3,038,000
1,390,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	1,435,175
3,740,000		Hornbeck Offshore Services, Inc. 6.125%, 12/01/14	3,478,200
2,600,000		Mariner Energy, Inc. 11.750%, 06/30/16	2,873,000
2,400,000		Petrohawk Energy Corp. 7.125%, 04/01/12	2,400,000
		Petroplus Holdings, AG*
2,250,000		9.375%, 09/15/19	2,266,875
1,000,000		7.000%, 05/01/17	910,000
700,000		6.750%, 05/01/14	658,000
3,300,000		Pride International, Inc. 8.500%, 06/15/19	3,704,250
		Range Resources Corp.
1,500,000		7.500%, 10/01/17	1,511,250
630,000		8.000%, 05/15/19	656,775
2,000,000		Superior Energy Services, Inc. 6.875%, 06/01/14	1,960,000
2,000,000		Williams Companies, Inc. 8.750%, 03/15/32	2,326,612

			44,820,200

		Financials (3.2%)
1,250,000		Ford Motor Credit Company, LLC 7.875%, 06/15/10	1,262,375
1,000,000		Host Hotels & Resorts, Inc. 7.125%, 11/01/13	1,000,000
1,400,000		Janus Capital Group, Inc. 6.950%, 06/15/17	1,332,762
2,975,000		Leucadia National Corp. 7.000%, 08/15/13	3,019,625

86	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

2,800,000		Nuveen Investments, Inc.* 10.500%, 11/15/15	$2,492,000
350,000		Omega Healthcare Investors, Inc. 7.000%, 04/01/14	343,875

			9,450,637

		Health Care (1.6%)
		Bio-Rad Laboratories, Inc.
2,500,000		7.500%, 08/15/13	2,550,000
1,000,000		8.000%, 09/15/16*	1,032,500
1,000,000		Community Health Systems, Inc. 8.875%, 07/15/15	1,032,500

			4,615,000

		Industrials (11.5%)
3,300,000		BE Aerospace, Inc. 8.500%, 07/01/18	3,440,250
3,050,000		Belden, Inc. 7.000%, 03/15/17	2,958,500
500,000		Clean Harbors, Inc.* 7.625%, 08/15/16	515,000
2,325,000		Cummins, Inc. 7.125%, 03/01/28	2,082,656
3,665,000		Deluxe Corp. 7.375%, 06/01/15	3,610,025
1,000,000		Gardner Denver, Inc. 8.000%, 05/01/13	965,000
2,425,000		General Cable Corp. 7.125%, 04/01/17	2,352,250
750,000		GEO Group, Inc.* 7.750%, 10/15/17	765,000
1,850,000		Interline Brands, Inc. 8.125%, 06/15/14	1,831,500
1,075,000		Joy Global, Inc. 6.625%, 11/15/36	994,022
3,085,000		Kansas City Southern 13.000%, 12/15/13	3,555,463
1,600,000		Spirit AeroSystems Holdings, Inc.* 7.500%, 10/01/17	1,596,000
2,500,000		SPX Corp. 7.625%, 12/15/14	2,587,500
		Terex Corp.
1,730,000		7.375%, 01/15/14	1,708,375
800,000		8.000%, 11/15/17	742,000
4,025,000		Wesco Distribution, Inc.~ 7.500%, 10/15/17	3,979,719

			33,683,260

		Information Technology (9.0%)
3,300,000		Amkor Technology, Inc. 9.250%, 06/01/16	3,465,000
		Anixter International, Inc.
3,075,000		10.000%, 03/15/14	3,344,062
800,000		5.950%, 03/01/15	744,000
1,000,000		Celestica, Inc. 7.625%, 07/01/13	1,030,000
3,164,000		Flextronics International, Ltd. 6.500%, 05/15/13	3,179,820
4,280,000		Jabil Circuit, Inc. 8.250%, 03/15/18	4,568,900
2,000,000		Lender Processing Services, Inc. 8.125%, 07/01/16	2,115,000
738,000		Lexmark International, Inc. 6.650%, 06/01/18	744,417
1,000,000		Motorola, Inc. 6.500%, 09/01/25	853,878
1,130,000		National Semiconductor Corp. 6.600%, 06/15/17	1,144,540
1,500,000		Seagate Technology 6.800%, 10/01/16	1,477,500
1,500,000		SunGard Data Systems, Inc.* 10.625%, 05/15/15	1,623,750
2,000,000		Xerox Corp.~ 8.000%, 02/01/27	1,964,510

			26,255,377

		Materials (9.3%)
400,000		Airgas, Inc.* 7.125%, 10/01/18	414,000
500,000		Allegheny Ludlum Corp. 6.950%, 12/15/25	443,985
2,900,000		Anglo American, PLC* 9.375%, 04/08/14	3,390,161
720,000		Ashland, Inc.* 9.125%, 06/01/17	779,400
1,800,000		Ball Corp. 7.375%, 09/01/19	1,849,500
1,493,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	1,246,655
1,090,000		Century Aluminum Company 7.500%, 08/15/14	991,900
3,700,000		Greif, Inc.* 7.750%, 08/01/19	3,811,000
		Nalco Holding Company
1,740,000		8.250%, 05/15/17*	1,835,700
500,000	EUR	9.000%, 11/15/13	761,579
2,760,000		Silgan Holdings, Inc.* 7.250%, 08/15/16	2,815,200
2,800,000		Southern Copper Corp. 7.500%, 07/27/35	2,898,952
2,800,000		Steel Dynamics, Inc.* 7.750%, 04/15/16	2,828,000
2,265,000		Terra Industries, Inc.* 7.750%, 11/01/19	2,287,650

Schedule of Investments ANNUAL REPORT	87

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT			VALUE

		Union Carbide Corp.
645,000		7.875%, 04/01/23	$561,324
350,000		7.500%, 06/01/25	299,819

			27,214,825

		Telecommunication Services (3.3%)
		Frontier Communications Corp.
2,500,000		7.875%, 01/15/27	2,306,250
100,000		9.000%, 08/15/31	99,250
1,000,000		Leap Wireless International, Inc. 9.375%, 11/01/14	975,000
3,000,000		Qwest Communications International, Inc. 7.750%, 02/15/31	2,475,000
3,935,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	3,777,600

			9,633,100

		Utilities (1.3%)
3,150,000		Edison Mission Energy 7.500%, 06/15/13	2,945,250
1,000,000		Energy Future Holdings Corp. 10.250%, 11/01/15	715,000

			3,660,250

		TOTAL CORPORATE BONDS (Cost $198,702,393)	207,167,484

CONVERTIBLE BONDS (8.8%)
		Energy (1.2%)
100,000		Petrobank Energy & Resources, Ltd.* 5.125%, 07/10/15	136,000
3,390,000		St. Mary Land & Exploration Company 3.500%, 04/01/27	3,330,675

			3,466,675

		Health Care (2.1%)
		China Medical Technologies, Inc.
2,000,000		4.000%, 08/15/13	1,380,000
1,400,000		3.500%, 11/15/11	1,204,000
4,000,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	3,690,000

			6,274,000

		Industrials (1.8%)
1,040,000		Energy Conversion Devices, Inc. 3.000%, 06/15/13	700,700
1,700,000		Suntech Power Holdings Company, Ltd. 3.000%, 03/15/13	1,285,625
4,300,000		Trinity Industries, Inc. 3.875%, 06/01/36	3,176,625

			5,162,950

		Information Technology (1.1%)
2,620,000		ADC Telecommunications, Inc. 3.500%, 07/15/15	1,958,450
1,300,000		ON Semiconductor Corp. 2.625%, 12/15/26	1,238,250

			3,196,700

		Materials (2.6%)
700,000		Anglo American, PLC 4.000%, 05/07/14	1,070,300
1,700,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	1,895,318
3,770,000		Newmont Mining Corp. 3.000%, 02/15/12	4,556,987

			7,522,605

		TOTAL CONVERTIBLE BONDS (Cost $25,104,659)	25,622,930

SOVEREIGN BOND (1.0%)
500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12 (Cost $2,870,290)	2,848,357

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (12.2%)
		Consumer Staples (2.9%)
120,000		Archer-Daniels-Midland Company 6.250%	5,130,000
		Bunge, Ltd.
14,000		4.875%	1,141,000
3,900		5.125%	2,271,750

			8,542,750

		Financials (3.5%)
160,000		Affiliated Managers Group, Inc. 5.150%	5,100,000
27,000		American International Group, Inc. 8.500%	303,750
2,950		Bank of America Corp. 7.250%	2,470,153
2,850		Wells Fargo & Company 7.500%	2,550,750

			10,424,653

		Health Care (1.8%)
6,500		Merck & Company, Inc. 6.000%	1,568,125
3,500		Mylan, Inc. 6.500%	3,605,000

			5,173,125

88	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES		VALUE

	Materials (4.0%)
55,750	Freeport-McMoRan Copper & Gold, Inc. 6.750%	$5,965,250
75,000	Vale, SA 6.750%	5,666,250

		11,631,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $32,631,138)	35,772,028

NUMBER OF
UNITS		VALUE

STRUCTURED EQUITY-LINKED SECURITIES (2.3%)+*
	Energy (2.3%)
33,000	Barclays Capital, Inc. (Noble Corp.) 12.000%, 01/29/10	1,319,010
30,000	BNP Paribas, SA (ENSCO International, Inc.) 12.000%, 01/29/10	1,347,000
20,000	Credit Suisse Group (Noble Energy, Inc.) 12.000%, 06/08/10	1,303,400
41,000	Goldman Sachs Group, Inc. (Cameron International Corp.) 12.000%, 02/16/10	1,415,320
52,000	Goldman Sachs Group, Inc. (Halliburton Company) 12.000%, 12/23/09	1,418,560

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $6,214,240)	6,803,290

NUMBER OF
CONTRACTS		VALUE

PURCHASED OPTIONS (1.1%)#
	Consumer Discretionary (0.0%)
100	Nike, Inc. - Class B Call, 01/16/10, Strike $60.00	45,000

	Other (1.1%)
450	S & P 500 Index Put, 01/16/10, Strike $1,075.00	3,147,750

	TOTAL PURCHASED OPTIONS (Cost $2,769,040)	3,192,750

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (2.6%)
7,534,907	Fidelity Prime Money Market Fund - Institutional Class (Cost $7,534,907)	$7,534,907

TOTAL INVESTMENTS IN SECURITIES (98.9%) (Cost $275,826,667)		288,941,746

OTHER ASSETS, LESS LIABILITIES (1.1%)		3,092,962

NET ASSETS (100.0%)		$292,034,708

NOTES TO SCHEDULE OF INVESTMENTS

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2009.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $17,854,326 or 6.1% of net assets.
~	Security, or portion of security, is segregated as collateral for written options aggregating a total value of $8,256,104.
**	Security is in default. Pilgrim’s Pride Corp. filed for bankruptcy protection on December 1, 2008.
+	Structured equity linked securities are designed to simulate the characteristics of the security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	89

See accompanying Notes to Financial Statements

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (31.7%)
	Consumer Discretionary (2.3%)
6,900,000	Coinstar, Inc. 4.000%, 09/01/14	$7,322,625
3,600,000	D.R. Horton, Inc. 2.000%, 05/15/14	3,978,000
5,000,000	Eastman Kodak Company* 7.000%, 04/01/17	4,081,250
3,200,000	Eddie Bauer Holdings, Inc.** 5.250%, 04/01/14	384,000
8,000,000	Gaylord Entertainment Company* 3.750%, 10/01/14	6,990,000
12,250,000	Interpublic Group of Companies, Inc.~ 4.250%, 03/15/23	11,867,188

		34,623,063

	Consumer Staples (2.6%)
6,900,000	Archer-Daniels-Midland Company~ 0.875%, 02/15/14	6,994,875
4,700,000	Central European Distribution Corp.~ 3.000%, 03/15/13	3,877,500
10,650,000	Smithfield Foods, Inc.~ 4.000%, 06/30/13	9,931,125
6,800,000	Spartan Stores, Inc.~ 3.375%, 05/15/27	5,346,500
11,700,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	12,387,375

		38,537,375

	Energy (1.2%)
12,900,000	Alpha Natural Resources, Inc.~ 2.375%, 04/15/15	12,126,000
5,400,000	Hornbeck Offshore Services, Inc.~‡ 1.625%, 11/15/26	4,743,900
1,400,000	Western Refining, Inc. 5.750%, 06/15/14	1,230,250

		18,100,150

	Financials (1.4%)
7,000,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	6,650,000
7,500,000	Jefferies Group, Inc. 3.875%, 11/01/29	7,171,875
3,000,000	NASDAQ OMX Group, Inc. 2.500%, 08/15/13	2,651,250
4,000,000	PHH Corp.* 4.000%, 09/01/14	3,725,000

		20,198,125

	Health Care (6.3%)
4,600,000	AMERIGROUP Corp. 2.000%, 05/15/12	4,226,250
2,000,000	BioMarin Pharmaceutical, Inc. 1.875%, 04/23/17	1,902,500
10,000,000	Cephalon, Inc.~ 2.500%, 05/01/14	10,050,000
9,100,000	Charles River Laboratories International, Inc.~ 2.250%, 06/15/13	9,043,125
4,000,000	Conceptus, Inc.~ 2.250%, 02/15/27	3,710,000
6,700,000	Henry Schein, Inc. 3.000%, 08/15/34	8,090,250
5,050,000	HLTH Corp. 3.125%, 09/01/25	5,485,562
3,000,000	Incyte Corp.* 4.750%, 10/01/15	2,955,000
4,000,000	Integra LifeSciences Holdings Corp.* 2.375%, 06/01/12	3,530,000
14,050,000	Millipore Corp.~ 3.750%, 06/01/26	14,471,500
9,900,000	Mylan, Inc. 1.250%, 03/15/12	9,801,000
6,800,000	Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	6,927,500
4,200,000	OSI Pharmaceuticals, Inc. 2.000%, 12/15/25	5,040,000
2,900,000	SonoSite, Inc. 3.750%, 07/15/14	2,769,500
7,000,000	Thoratec Corp.‡ 1.380%, 05/16/34	5,722,500

		93,724,687

	Industrials (4.0%)
12,100,000	Alliant Techsystems, Inc.~ 2.750%, 09/15/11	12,432,750
14,000,000	Covanta Holding Corp.~ 1.000%, 02/01/27	12,722,500
8,670,000	Energy Conversion Devices, Inc.~ 3.000%, 06/15/13	5,841,412
7,400,000	General Cable Corp.~ 0.875%, 11/15/13	6,650,750
7,800,000	Orbital Sciences Corp. 2.438%, 01/15/27	6,844,500
5,000,000	School Specialty, Inc. 3.750%, 11/30/26	4,618,750
7,000,000	Suntech Power Holdings Company, Ltd. 3.000%, 03/15/13	5,293,750
5,200,000	WESCO International, Inc. 2.625%, 10/15/25	5,187,000

		59,591,412

	Information Technology (10.2%)
5,000,000	Alliance Data Systems Corp. 1.750%, 08/01/13	4,750,000
8,700,000	Ciena Corp.~ 0.875%, 06/15/17	5,209,125

90	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

PRINCIPAL
AMOUNT		VALUE

7,600,000	CommScope, Inc.~ 3.250%, 07/01/15	$9,167,500
6,425,000	Comtech Telecommunications Corp.* 3.000%, 05/01/29	7,091,594
13,500,000	EMC Corp. 1.750%, 12/01/11	15,946,875
	Equinix, Inc.
9,500,000	4.750%, 06/15/16	12,065,000
820,000	2.500%, 04/15/12	838,450
6,400,000	FEI Company~ 2.875%, 06/01/13	6,800,000
13,100,000	Informatica Corp.~ 3.000%, 03/15/26	15,851,000
10,050,000	Lawson Software Americas, Inc.~ 2.500%, 04/15/12	9,773,625
11,900,000	Macrovision Solutions Corp. 2.625%, 08/15/11	13,625,500
	Mentor Graphics Corp.
7,160,000	6.250%, 03/01/26	6,828,850
2,930,000	2.121%, 08/06/23‡	2,935,860
13,800,000	NetApp, Inc.~ 1.750%, 06/01/13	15,007,500
2,900,000	Rambus, Inc. 5.000%, 06/15/14	3,378,500
2,000,000	Take-Two Interactive Software, Inc. 4.375%, 06/01/14	2,520,000
2,500,000	THQ, Inc.* 5.000%, 08/15/14	2,359,375
3,300,000	TTM Technologies, Inc. 3.250%, 05/15/15	3,089,625
4,300,000	Veeco Instruments, Inc. 4.125%, 04/15/12	4,773,000
5,000,000	Verigy, Ltd.* 5.250%, 07/15/14	5,225,000
6,000,000	VeriSign, Inc.~ 3.250%, 08/15/37	5,122,500

		152,358,879

	Materials (2.8%)
17,000,000	Goldcorp, Inc.* 2.000%, 08/01/14	18,445,000
5,000,000	Jaguar Mining, Inc.* 4.500%, 11/01/14	4,702,500
13,200,000	Kinross Gold Corp.~ 1.750%, 03/15/28	13,513,500
5,000,000	Sino-Forest Corp.* 5.000%, 08/01/13	5,306,250

		41,967,250

	Telecommunication Services (0.9%)
	SBA Communications Corp.
5,200,000	4.000%, 10/01/14*	6,051,500
5,000,000	1.875%, 05/01/13	4,737,500
2,000,000	tw telecom, Inc. 2.375%, 04/01/26	1,900,000

		12,689,000

	TOTAL CONVERTIBLE BONDS (Cost $478,331,030)	471,789,941

SYNTHETIC CONVERTIBLE SECURITIES (1.4%)
Corporate Bonds (1.1%)
	Consumer Staples (0.3%)
1,357,000	Constellation Brands, Inc. 8.125%, 01/15/12	1,372,266
2,800,000	Reynolds American, Inc. 7.250%, 06/01/12	3,055,425

		4,427,691

	Energy (0.4%)
3,900,000	Arch Western Finance, LLC 6.750%, 07/01/13	3,783,000
2,300,000	Chesapeake Energy Corp. 7.500%, 09/15/13	2,346,000

		6,129,000

	Information Technology (0.2%)
3,000,000	Anixter International, Inc. 10.000%, 03/15/14	3,262,500

	Utilities (0.2%)
1,900,000	Edison Mission Energy 7.500%, 06/15/13	1,776,500

	TOTAL CORPORATE BONDS	15,595,691

NUMBER OF
CONTRACTS		VALUE

Purchased Options (0.3%)#
	Consumer Discretionary (0.1%)
600	Panera Bread Company Call, 01/21/12, Strike $60.00	834,000
500	TJX Companies, Inc. Call, 01/22/11, Strike $40.00	207,500

		1,041,500

	Consumer Staples (0.0%)
500	Central European Distribution Corp. Call, 01/16/10, Strike $70.00	3,750

Schedule of Investments ANNUAL REPORT	91

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
CONTRACTS		VALUE

	Health Care (0.0%)
	Gen-Probe, Inc.
440	Call, 01/16/10, Strike $60.00	$2,200
440	Call, 01/16/10, Strike $50.00	13,200

		15,400

	Industrials (0.0%)
1,000	J.B. Hunt Transport Services, Inc. Call, 01/22/11, Strike $35.00	330,000

	Information Technology (0.2%)
150	Baidu.com, Inc. Call, 01/22/11, Strike $400.00	1,152,000
185	MasterCard, Inc. Call, 01/21/12, Strike $220.00	859,325

		2,011,325

	TOTAL PURCHASED OPTIONS	3,401,975

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $20,241,713)	18,997,666

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (0.8%)
	Consumer Staples (0.5%)
20,000	Archer-Daniels-Midland Company 6.250%	855,000
10,500	Bunge, Ltd. 5.125%	6,116,250

		6,971,250

	Telecommunication Services (0.3%)
95,000	Crown Castle International Corp.~ 6.250%	5,153,750

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $14,301,558)	12,125,000

COMMON STOCKS (60.8%)
	Consumer Discretionary (4.9%)
137,000	Amazon.com, Inc.#	16,276,970
98,500	Apollo Group, Inc. - Class A#	5,624,350
126,000	Carnival Corp.	3,669,120
115,000	Coach, Inc.	3,791,550
273,500	Comcast Corp. - Class A	3,965,750
310,000	Home Depot, Inc.	7,777,900
80,000	McDonald’s Corp.	4,688,800
168,700	Nike, Inc. - Class B	10,489,766
210,000	Starbucks Corp.#	3,985,800
85,000	Target Corp.	4,116,550
27,903	Time Warner Cable, Inc.	1,100,494
111,166	Time Warner, Inc.	3,348,320
169,300	Walt Disney Company	4,633,741

		73,469,111

	Consumer Staples (6.8%)
204,500	Altria Group, Inc.	3,703,495
215,000	Avon Products, Inc.	6,890,750
210,000	Coca-Cola Company	11,195,100
24,300	Colgate-Palmolive Company	1,910,709
135,000	CVS Caremark Corp.	4,765,500
65,000	Kimberly-Clark Corp.	3,975,400
160,800	PepsiCo, Inc.	9,736,440
269,500	Philip Morris International, Inc.	12,763,520
432,800	Procter & Gamble Company	25,102,400
239,500	Wal-Mart Stores, Inc.	11,898,360
254,000	Walgreen Company	9,608,820

		101,550,494

	Energy (8.9%)
156,000	Anadarko Petroleum Corp.	9,505,080
171,000	Apache Corp.	16,094,520
85,000	Cameron International Corp.#	3,142,450
211,500	Chevron Corp.	16,188,210
155,000	ConocoPhillips	7,777,900
195,200	Devon Energy Corp.	12,631,392
120,000	ENSCO International, Inc.	5,494,800
275,550	Exxon Mobil Corp.	19,748,669
164,000	Halliburton Company	4,790,440
80,000	Noble Corp.	3,259,200
60,000	Noble Energy, Inc.	3,937,800
304,200	Schlumberger, Ltd.	18,921,240
120,000	Smith International, Inc.	3,327,600
42,984	Transocean, Ltd.#	3,606,787
99,000	XTO Energy, Inc.	4,114,440

		132,540,528

	Financials (7.4%)
150,000	Aflac, Inc.	6,223,500
7,255	American International Group, Inc.#	243,913
85,000	Aon Corp.	3,273,350
225,900	Bank of America Corp.	3,293,622
14,250	CME Group, Inc.	4,312,193
65,600	Franklin Resources, Inc.	6,863,728
68,500	Goldman Sachs Group, Inc.	11,656,645
285,000	Janus Capital Group, Inc.	3,739,200
537,700	JPMorgan Chase & Company	22,459,729
134,140	MetLife, Inc.	4,564,784
45,000	Prudential Financial, Inc.	2,035,350
115,000	T. Rowe Price Group, Inc.	5,603,950
85,000	Travelers Companies, Inc.	4,232,150
627,500	US Bancorp	14,570,550

92	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES		VALUE

625,000	Wells Fargo & Company	$17,200,000

		110,272,664

	Health Care (7.6%)
257,800	Abbott Laboratories	13,036,946
284,000	Amgen, Inc.#	15,259,320
90,000	Baxter International, Inc.	4,865,400
245,200	Bristol-Myers Squibb Company	5,345,360
205,000	Eli Lilly and Company	6,972,050
250,000	Gilead Sciences, Inc.#	10,637,500
302,500	Johnson & Johnson	17,862,625
230,000	Medtronic, Inc.	8,211,000
194,200	Merck & Company, Inc.	6,006,606
693,600	Pfizer, Inc.	11,812,008
85,000	Stryker Corp.	3,910,000
155,000	Thermo Fisher Scientific, Inc.#	6,975,000
55,000	Zimmer Holdings, Inc.#	2,891,350

		113,785,165

	Industrials (5.8%)
239,000	3M Company	17,583,230
114,600	Boeing Company	5,477,880
30,000	Burlington Northern Santa Fe Corp.	2,259,600
35,000	Caterpillar, Inc.	1,927,100
61,000	Danaher Corp.	4,162,030
58,000	FedEx Corp.	4,216,020
60,000	Fluor Corp.	2,665,200
66,000	General Dynamics Corp.	4,138,200
727,500	General Electric Company	10,374,150
229,000	Honeywell International, Inc.	8,218,810
70,000	Jacobs Engineering Group, Inc.#	2,960,300
45,000	Union Pacific Corp.	2,481,300
82,500	United Parcel Service, Inc.	4,428,600
245,000	United Technologies Corp.	15,055,250

		85,947,670

	Information Technology (13.8%)
178,250	Apple, Inc.~#	33,600,125
925,000	Cisco Systems, Inc.#	21,136,250
150,000	Corning, Inc.	2,191,500
175,000	Dell, Inc.#	2,535,750
460,000	eBay, Inc.#	10,244,200
53,900	Google, Inc.#	28,896,868
288,400	Hewlett-Packard Company	13,687,464
1,015,500	Intel Corp.	19,406,205
169,200	International Business Machines Corp.	20,407,212
1,078,400	Microsoft Corp.	29,904,032
517,000	Oracle Corp.	10,908,700
167,100	QUALCOMM, Inc.	6,919,611
270,000	Symantec Corp.#	4,746,600

		204,584,517

	Materials (2.4%)
123,000	E.I. du Pont de Nemours and Company	3,913,860
160,000	Freeport-McMoRan Copper & Gold, Inc.	11,737,600
52,000	Monsanto Company	3,493,360
224,000	Newmont Mining Corp.	9,735,040
90,000	Nucor Corp.	3,586,500
45,000	PPG Industries, Inc.	2,539,350

		35,005,710

	Telecommunication Services (1.3%)
250,100	AT&T, Inc.	6,420,067
445,000	Verizon Communications, Inc.	13,167,550

		19,587,617

	Utilities (1.9%)
145,000	Dominion Resources, Inc.	4,943,050
244,600	Duke Energy Corp.	3,869,572
55,000	Entergy Corp.	4,219,600
117,000	Exelon Corp.	5,494,320
90,000	FPL Goup, Inc.	4,419,000
122,000	PG&E Corp.	4,988,580

		27,934,122

	TOTAL COMMON STOCKS (Cost $1,025,636,125)	904,677,598

NUMBER OF
CONTRACTS		VALUE

PURCHASED OPTIONS (1.3%)#
	Other (1.3%)
	S & P 500 Index
900	Put, 01/16/10, Strike $1,050.00	5,080,500
750	Put, 12/19/09, Strike $960.00	1,305,000
750	Put, 02/20/10, Strike $1,025.00	4,188,750
600	Put, 01/16/10, Strike $1,060.00	3,693,000
600	Put, 01/16/10, Strike $1,000.00	2,169,000
550	Put, 12/19/09, Strike $950.00	858,000
400	Put, 12/19/09, Strike $1,000.00	1,082,000
400	Put, 01/16/10, Strike $975.00	1,150,000

	TOTAL PURCHASED OPTIONS (Cost $17,583,506)	19,526,250

Schedule of Investments ANNUAL REPORT	93

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (6.1%)
91,140,943	Fidelity Prime Money Market Fund - Institutional Class (Cost $91,140,943)	$91,140,943

TOTAL INVESTMENTS IN SECURITIES (102.1%) (Cost $1,647,234,875)		1,518,257,398

LIABILITIES, LESS OTHER ASSETS (-2.1%)		(30,674,639)

NET ASSETS (100.0%)		$1,487,582,759

COMMON STOCKS SOLD SHORT (-14.4%)#
	Consumer Discretionary (-1.0%)
(114,300)	Coinstar, Inc.	(3,627,882)
(175,200)	D.R. Horton, Inc.	(1,920,192)
(450,000)	Eastman Kodak Company	(1,687,500)
(161,500)	Gaylord Entertainment Company	(2,427,345)
(258,000)	Interpublic Group of Companies, Inc.	(1,553,160)
(38,000)	Panera Bread Company - Class A	(2,279,240)
(26,000)	TJX Companies, Inc.	(971,100)

		(14,466,419)

	Consumer Staples (-1.2%)
(115,100)	Archer-Daniels-Midland Company	(3,466,812)
(87,000)	Bunge, Ltd.	(4,964,220)
(37,000)	Central European Distribution Corp.	(1,151,070)
(290,700)	Smithfield Foods, Inc.	(3,877,938)
(57,500)	Spartan Stores, Inc.	(814,200)
(300,300)	Tyson Foods, Inc. - Class A	(3,759,756)

		(18,033,996)

	Energy (-0.5%)
(142,200)	Alpha Natural Resources, Inc.	(4,830,534)
(50,900)	Hornbeck Offshore Services, Inc.	(1,237,379)
(85,400)	Western Refining, Inc.	(479,094)

		(6,547,007)

	Financials (-0.4%)
(25,740)	Affiliated Managers Group, Inc.	(1,634,233)
(101,250)	Jefferies Group, Inc.	(2,642,625)
(101,000)	PHH Corp.	(1,632,160)

		(5,909,018)

	Health Care (-2.8%)
(44,000)	AMERIGROUP Corp.	(970,200)
(73,700)	BioMarin Pharmaceutical, Inc.	(1,146,772)
(91,000)	Cephalon, Inc.	(4,966,780)
(88,625)	Charles River Laboratories International, Inc.	(3,236,585)
(88,100)	Conceptus, Inc.	(1,545,274)
(15,700)	Gen-Probe, Inc.	(655,004)
(110,500)	Henry Schein, Inc.	(5,837,715)
(239,100)	Incyte Corp.	(1,408,299)
(26,100)	Integra LifeSciences Holdings Corp.	(797,094)
(70,900)	Millipore Corp.	(4,751,009)
(250,700)	Mylan, Inc.	(4,071,368)
(107,200)	Onyx Pharmaceuticals, Inc.	(2,851,520)
(99,700)	OSI Pharmaceuticals, Inc.	(3,212,334)
(55,235)	SonoSite, Inc.	(1,369,276)
(164,544)	Thoratec Corp.	(4,320,925)

		(41,140,155)

	Industrials (-1.1%)
(56,000)	Alliant Techsystems, Inc.	(4,355,680)
(212,030)	Covanta Holding Corp.	(3,642,675)
(11,750)	Energy Conversion Devices, Inc.	(126,548)
(95,400)	General Cable Corp.	(2,970,756)
(55,000)	J.B. Hunt Transport Services, Inc.	(1,653,300)
(134,950)	Orbital Sciences Corp.	(1,738,156)
(23,605)	School Specialty, Inc.	(525,211)
(43,300)	Suntech Power Holdings Company, Ltd.	(548,611)
(30,100)	WESCO International, Inc.	(769,356)

		(16,330,293)

	Information Technology (-5.6%)
(41,400)	Alliance Data Systems Corp.	(2,276,172)
(9,000)	Baidu.com, Inc.	(3,401,280)
(136,900)	Ciena Corp.	(1,605,837)
(222,200)	CommScope, Inc.	(6,003,844)
(125,000)	Comtech Telecommunications Corp.	(4,015,000)
(420,500)	EMC Corp.	(6,925,635)
(96,200)	Equinix, Inc.	(8,207,784)
(149,000)	FEI Company	(3,547,690)
(456,065)	Informatica Corp.	(9,682,260)
(337,150)	Lawson Software Americas, Inc.	(2,127,416)
(11,000)	MasterCard, Inc.	(2,409,220)
(61,150)	Mentor Graphics Corp.	(446,395)
(332,800)	NetApp, Inc.	(9,002,240)
(82,600)	Rambus, Inc.	(1,321,600)
(306,300)	Rovi Corp.	(8,438,565)
(120,400)	Take-Two Interactive Software, Inc.	(1,320,788)
(145,700)	THQ, Inc.	(762,011)
(136,700)	TTM Technologies, Inc.	(1,390,239)
(96,750)	Veeco Instruments, Inc.	(2,355,863)
(236,400)	Verigy, Ltd.	(2,326,176)
(147,500)	VeriSign, Inc.	(3,364,475)
(80,221)	WebMD Health Corp.	(2,732,327)

		(83,662,817)

	Materials (-1.2%)
(245,400)	Goldcorp, Inc.	(9,023,358)
(255,000)	Jaguar Mining, Inc.	(2,134,350)

94	ANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

NUMBER OF
SHARES			VALUE

(283,000)		Kinross Gold Corp.	$(5,258,140)
(132,600	)CAD	Sino-Forest Corp.	(1,866,363)

			(18,282,211)

		Telecommunication Services (-0.6%)
(83,200)		Crown Castle International Corp.	(2,514,304)
(218,700)		SBA Communications Corp.	(6,169,527)
(54,000)		tw telecom, Inc.	(680,400)

			(9,364,231)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $211,472,453)	(213,736,147)

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-2.5%)#
		Consumer Discretionary (0.0%)
1,000		Coach, Inc. Call, 02/20/10, Strike $35.00	(207,500)
550		D.R. Horton, Inc. Call, 11/21/09, Strike $11.00	(35,750)
1,300		Eastman Kodak Company Call, 04/17/10, Strike $5.00	(61,750)

			(305,000)

		Consumer Staples (-0.1%)
980		Tyson Foods, Inc. - Class A Call, 01/16/10, Strike $7.50	(499,800)

		Energy (0.0%)
650		Cameron International Corp. Call, 01/16/10, Strike $40.00	(113,750)
675		ENSCO International, Inc. Call, 01/16/10, Strike $45.00	(290,250)

			(404,000)

		Other (-2.4%)
		S & P 500 Index
1,600		Call, 01/16/10, Strike $1,100.00	(2,816,000)
1,100		Call, 12/19/09, Strike $925.00	(13,194,500)
1,000		Call, 02/20/10, Strike $1,085.00	(3,075,000)
800		Call, 12/19/09, Strike $1,000.00	(4,804,000)
700		Call, 02/20/10, Strike $1,110.00	(1,529,500)
550		Call, 01/16/10, Strike $1,080.00	(1,355,750)
500		Call, 12/19/09, Strike $950.00	(4,932,500)
400		Call, 01/16/10, Strike $1,075.00	(1,066,000)
400		Call, 02/20/10, Strike $1,115.00	(810,000)
350		Call, 01/16/10, Strike $1,125.00	(385,000)
300		Call, 01/16/10, Strike $1,120.00	(363,000)
200		Call, 11/21/09, Strike $1,000.00	(991,000)

			(35,322,250)

		Health Care (0.0%)
650		Incyte Corp. Call, 03/20/10, Strike $7.50	(58,500)

		Industrials (0.0%)
150		General Cable Corp. Call, 01/16/10, Strike $50.00	(750)
		Suntech Power Holdings Company, Ltd.
185		Call, 01/16/10, Strike $10.00	(61,050)
112		Call, 01/16/10, Strike $12.50	(19,880)

			(81,680)

		Information Technology (0.0%)
450		Ciena Corp. Call, 01/16/10, Strike $12.50	(47,250)
		Rambus, Inc.
375		Call, 01/16/10, Strike $22.50	(28,125)
150		Call, 02/20/10, Strike $22.50	(19,125)
350		Take-Two Interactive Software, Inc. Call, 12/19/09, Strike $12.50	(21,000)

			(115,500)

		Materials (0.0%)
825		Freeport-McMoRan Copper & Gold, Inc. Call, 11/21/09, Strike $80.00	(112,200)

		TOTAL WRITTEN OPTIONS (Premium $30,767,129)	(36,898,930)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2009, the value of 144A securities that could not be exchanged to the registered form is $66,932,469 or 4.5% of net assets.
**	Eddie Bauer Holdings, Inc. filed for bankruptcy protection on June 17, 2009.
~	Security, or portion of security, is segregated as collateral for written options and securities sold short aggregating a total value of $179,469,412.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2009.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments ANNUAL REPORT	95

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	Growth	Value	Blue Chip	Multi-Fund	International
October 31, 2009	Fund	Fund	Fund	Blend	Growth Fund

ASSETS
Investments in securities, at cost	$7,764,931,990	$65,303,718	$68,123,213	$—	$208,850,949
Investments in affiliated funds, at cost	—	—	—	20,869,915	—

Investments in securities, at value	$8,014,068,625	$63,339,415	$70,786,503	$—	$216,816,462
Investments in affiliated funds, at value	—	—	—	17,112,013	—
Cash with custodian (interest bearing)	—	—	510	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	—	—	4,465	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $26; $113,298)	26	—	—	—	113,124
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	948,416	87,838	41,019	—	341,759
Investments sold	21,251,850	1,414,417	—	—	2,774,662
Fund shares sold	10,961,169	46,637	288,352	44,094	242,470
Prepaid expenses	142,058	18,456	16,705	21,743	22,461
Other assets	496,435	48,387	42,218	21,175	38,619

Total assets	8,047,868,579	64,955,150	71,175,307	17,203,490	220,349,557

LIABILITIES
Due to custodian bank	—	—	—	2,339	—
Common stocks sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Payables:
Investments purchased	29,279,325	1,332,991	1,630,737	8,513	3,752,547
Fund shares redeemed	21,296,581	44,629	139,108	51,484	398,640
Affiliates:
Investment advisory fees	5,770,156	55,988	59,885	—	226,593
Distribution fees	201,524	1,139	1,318	594	4,970
Deferred compensation to trustees	496,435	48,387	42,218	21,175	38,619
Financial accounting fees	81,483	642	687	174	2,193
Trustees’ fees and officer compensation	3,600	193	193	172	255
Other accounts payable and accrued liabilities	2,297,897	21,944	21,700	15,672	132,575

Total liabilities	59,427,001	1,505,913	1,895,846	100,123	4,556,392

NET ASSETS	$7,988,441,578	$63,449,237	$69,279,461	$17,103,367	$215,793,165

COMPOSITION OF NET ASSETS
Paid in capital	$8,213,502,984	$69,887,056	$84,896,873	$22,811,761	$294,309,690
Undistributed net investment income (loss)	(533,611)	69,699	57,791	26,536	1,376
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(473,652,976)	(4,541,075)	(18,338,493)	(1,977,028)	(86,431,405)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	249,125,181	(1,966,443)	2,663,290	(3,757,902)	7,913,504

NET ASSETS	$7,988,441,578	$63,449,237	$69,279,461	$17,103,367	$215,793,165

CLASS A SHARES†
Net assets applicable to shares outstanding	$5,017,457,540	$32,876,513	$32,142,832	$8,298,508	$112,647,385
Shares outstanding	123,584,596	3,110,392	3,058,797	849,541	8,914,017
Net asset value and redemption price per share	$40.60	$10.57	$10.51	$9.77	$12.64

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$42.62	$11.10	$11.03	$10.26	$13.27

CLASS B SHARES†**
Net assets applicable to shares outstanding	$593,603,763	$5,144,669	$5,086,650	$2,196,164	$17,018,555
Shares outstanding	14,578,820	515,644	501,414	229,463	1,381,689
Net asset value and redemption price per share	$40.72	$9.98	$10.14	$9.57	$12.32

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,720,775,285	$6,945,973	$10,358,684	$6,300,813	$43,137,632
Shares outstanding	46,179,049	696,588	1,020,694	658,571	3,506,867
Net asset value and redemption price per share	$37.26	$9.97	$10.15	$9.57	$12.30

CLASS I SHARES†
Net assets applicable to shares outstanding	$652,733,048	$18,396,305	$21,603,624	$219,671	$42,391,650
Shares outstanding	14,805,184	1,713,164	2,045,809	22,349	3,333,626
Net asset value and redemption price per share	$44.09	$10.74	$10.56	$9.83	$12.72

CLASS R SHARES†
Net assets applicable to shares outstanding	$3,871,942	$85,777	$87,671	$88,211	$597,943
Shares outstanding	96,047	8,155	8,377	9,076	47,543
Net asset value and redemption price per share	$40.31	$10.52	$10.47	$9.72	$12.58

†	No par value; unlimited number of shares authorized.
**	Redemption price may be reduced by contingent deferred sales charge.

96	ANNUAL REPORT Statements of Assets and Liabilities

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

				Global Growth
	Evolving World	Global Equity	Growth and	and Income	Convertible
October 31, 2009	Growth Fund	Fund	Income Fund	Fund	Fund

ASSETS
Investments in securities, at cost	$40,911,779	$34,336,809	$3,535,893,640	$756,221,686	$2,520,852,820
Investments in affiliated funds, at cost	—	—	—	—	—

Investments in securities, at value	$43,726,728	$33,237,413	$3,754,599,108	$780,884,503	$2,898,914,024
Investments in affiliated funds, at value	—	—	—	—	—
Cash with custodian (interest bearing)	12,777	—	1,241,563	146,813	752,538
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	694	—	—	—	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $24,831, $5)	24,804	—	—	5	—
Unrealized appreciation on forward foreign currency contracts	—	81,221	—	3,751,186	2,027,194
Receivables:
Accrued interest and dividends	85,342	34,400	16,113,039	3,247,075	14,972,216
Investments sold	842,160	143,916	11,648,064	1,876,490	15,581,205
Fund shares sold	202,513	201,159	7,208,092	6,302,330	20,157,072
Prepaid expenses	28,613	18,963	69,435	36,959	82,197
Other assets	10,869	19,996	226,600	78,044	88,115

Total assets	44,934,500	33,737,068	3,791,105,901	796,323,405	2,952,574,561

LIABILITIES
Due to custodian bank	—	78,106	—	—	4,840,393
Common stocks sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $610,542)	—	—	—	—	588,750
Payables:
Investments purchased	1,570,270	42,694	36,278,977	6,942,479	18,031,014
Fund shares redeemed	48,647	76,292	8,303,462	1,103,720	10,290,462
Affiliates:
Investment advisory fees	41,026	35,996	2,155,296	664,509	1,685,209
Distribution fees	395	696	115,836	19,663	62,390
Deferred compensation to trustees	10,869	19,996	226,600	78,044	88,115
Financial accounting fees	428	334	36,911	7,767	28,615
Trustees’ fees and officer compensation	181	179	1,686	493	1,310
Other accounts payable and accrued liabilities	34,682	19,957	851,113	161,769	455,704

Total liabilities	1,706,498	274,250	47,969,881	8,978,444	36,071,962

NET ASSETS	$43,228,002	$33,462,818	$3,743,136,020	$787,344,961	$2,916,502,599

COMPOSITION OF NET ASSETS
Paid in capital	$40,348,354	$43,481,919	$3,747,199,980	$859,106,725	$2,528,631,915
Undistributed net investment income (loss)	189,980	(140,553)	(10,400,764)	(6,222,487)	(21,807,109)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(106,498)	(8,861,086)	(212,205,823)	(93,934,706)	29,571,140
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	2,796,166	(1,017,462)	218,542,627	28,395,429	380,106,653

NET ASSETS	$43,228,002	$33,462,818	$3,743,136,020	$787,344,961	$2,916,502,599

CLASS A SHARES†
Net assets applicable to shares outstanding	$15,275,897	$21,162,292	$1,748,479,085	$273,281,046	$1,822,596,370
Shares outstanding	1,482,937	2,319,688	63,611,681	29,695,975	99,550,316
Net asset value and redemption price per share	$10.30	$9.12	$27.49	$9.20	$18.31

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$10.81	$9.57	$28.86	$9.66	$19.22

CLASS B SHARES†**
Net assets applicable to shares outstanding	$1,348,564	$2,124,722	$376,111,180	$50,465,956	$88,955,844
Shares outstanding	131,713	235,646	12,094,967	5,384,767	4,141,189
Net asset value and redemption price per share	$10.24	$9.02	$31.10	$9.37	$21.48

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,430,938	$4,489,570	$1,263,458,961	$235,776,230	$579,959,210
Shares outstanding	139,759	498,892	45,740,731	26,840,214	31,803,965
Net asset value and redemption price per share	$10.24	$9.00	$27.62	$8.78	$18.24

CLASS I SHARES†
Net assets applicable to shares outstanding	$24,132,414	$4,724,110	$352,450,764	$227,444,924	$424,286,564
Shares outstanding	2,337,308	517,618	13,105,411	24,375,275	24,565,600
Net asset value and redemption price per share	$10.32	$9.13	$26.89	$9.33	$17.27

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,040,189	$962,124	$2,636,030	$376,805	$704,611
Shares outstanding	101,169	106,046	96,230	41,158	38,550
Net asset value and redemption price per share	$10.28	$9.07	$27.39	$9.16	$18.28

†	No par value; unlimited number of shares authorized.
**	Redemption price may be reduced by contingent deferred sales charge.

Statements of Assets and Liabilities ANNUAL REPORT	97

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	Total Return	High Yield	Market Neutral
October 31, 2009	Bond Fund	Fund	Income Fund

ASSETS
Investments in securities, at cost	$217,955,364	$275,826,667	$1,647,234,875
Investments in affiliated funds, at cost	—	—	—

Investments in securities, at value	$227,077,311	$288,941,746	$1,518,257,398
Investments in affiliated funds, at value	—	—	—
Cash with custodian (interest bearing)	—	53,469	5,569,750
Restricted cash for short positions (interest bearing)	—	—	207,799,024
Due from investment advisor	11,413	—	—
Restricted foreign currency for short positions (cost $2,742,192)	—	—	2,745,446
Foreign currency (cost $-)	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Accrued interest and dividends	1,826,691	4,819,165	4,760,529
Investments sold	—	—	16,201,655
Fund shares sold	619,161	986,076	12,008,488
Prepaid expenses	38,638	32,967	52,094
Other assets	21,987	53,436	93,376

Total assets	229,595,201	294,886,859	1,767,487,760

LIABILITIES
Due to custodian bank	—	—	—
Common stocks sold short, at value (proceeds $211,472,453)	—	—	213,736,147
Options written, at value (premium $30,767,129)	—	—	36,898,930
Payables:
Investments purchased	29,271,000	1,548,437	24,256,277
Fund shares redeemed	553,788	981,036	3,689,512
Affiliates:
Investment advisory fees	92,676	184,762	862,581
Distribution fees	4,675	6,445	33,030
Deferred compensation to trustees	21,987	53,436	93,376
Financial accounting fees	1,932	2,826	14,098
Trustees’ fees and officer compensation	246	284	730
Other accounts payable and accrued liabilities	138,275	74,925	320,320

Total liabilities	30,084,579	2,852,151	279,905,001

NET ASSETS	$199,510,622	$292,034,708	$1,487,582,759

COMPOSITION OF NET ASSETS
Paid in capital	$186,444,205	$286,946,052	$1,721,035,015
Undistributed net investment income (loss)	(30,241)	2,395,795	(6,271,435)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	3,971,863	(10,423,018)	(89,811,787)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	9,124,795	13,115,879	(137,369,034)

NET ASSETS	$199,510,622	$292,034,708	$1,487,582,759

CLASS A SHARES†
Net assets applicable to shares outstanding	$94,830,355	$207,057,046	$938,685,922
Shares outstanding	8,571,079	21,742,406	82,698,095
Net asset value and redemption price per share	$11.06	$9.52	$11.35

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.49 #	$9.99	$11.92

CLASS B SHARES†**
Net assets applicable to shares outstanding	$22,103,169	$19,897,009	$34,369,662
Shares outstanding	1,997,768	2,017,689	2,882,783
Net asset value and redemption price per share	$11.06	$9.86	$11.92

CLASS C SHARES†**
Net assets applicable to shares outstanding	$39,604,936	$45,672,500	$330,360,249
Shares outstanding	3,580,323	4,660,919	28,677,318
Net asset value and redemption price per share	$11.06	$9.80	$11.52

CLASS I SHARES†
Net assets applicable to shares outstanding	$41,689,263	$19,286,378	$183,133,001
Shares outstanding	3,769,530	2,025,881	16,284,135
Net asset value and redemption price per share	$11.06	$9.52	$11.25

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,282,899	$121,775	$1,033,925
Shares outstanding	115,962	12,797	91,243
Net asset value and redemption price per share	$11.06	$9.52	$11.33

†	No par value; unlimited number of shares authorized.
**	Redemption price may be reduced by contingent deferred sales charge.
#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

98	ANNUAL REPORT Statements of Assets and Liabilities

See accompanying Notes to Financial Statements

Statements of Operations

	Growth	Value	Blue Chip	Multi-Fund	International
Year Ended October 31, 2009	Fund	Fund	Fund	Blend	Growth Fund

INVESTMENT INCOME
Interest	$6,447,247	$15,665	$23,041	$—	$—
Dividends	52,455,148	1,254,813	1,584,179	—	4,057,705
Dividends from affiliates	1,478,765	9,763	17,204	174,828	34,079
Securities lending income	3,140,510	3,687	3,728	—	—
Foreign taxes withheld	(534,095)	(39,961)	(18,686)	—	(341,843)

Total investment income	62,987,575	1,243,967	1,609,466	174,828	3,749,941

EXPENSES
Investment advisory fees	58,313,737	602,679	745,249	—	1,909,630
Performance fees	—	—	—	—	105,662
Distribution fees
Class A	11,389,459	81,407	99,959	18,928	246,641
Class B	5,429,117	47,431	47,069	19,871	147,798
Class C	15,347,784	63,637	98,683	53,708	383,767
Class R	9,907	356	478	368	1,322
Transfer agent fees	12,924,687	80,334	87,274	39,500	296,206
Printing and mailing fees	2,636,681	8,982	10,527	6,593	49,429
Financial accounting fees	821,879	6,949	8,599	1,744	21,989
Accounting fees	464,907	4,605	5,569	1,319	13,107
Trustees’ fees and officer compensation	316,067	15,919	16,657	13,906	21,770
Registration fees	299,482	54,155	54,509	54,940	67,900
Audit fees	229,478	15,127	15,429	13,614	18,543
Custodian fees	138,315	5,652	3,085	638	68,904
Legal fees	107,190	5,428	5,730	4,726	7,422
Dividend expense on short positions	—	—	—	—	—
Interest expense and related fees	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	394,398	7,438	10,954	5,511	35,839

Total expenses	108,823,088	1,000,099	1,209,771	235,366	3,395,929
Less expense reductions	(229,296)	(1,347)	(2,189)	(103,791)	(3,707)

Net expenses	108,593,792	998,752	1,207,582	131,575	3,392,222

NET INVESTMENT INCOME (LOSS)	(45,606,217)	245,215	401,884	43,253	357,719

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(204,623,485)	(4,354,039)	(16,720,205)	(1,948,806)	(69,121,202)
Purchased options	—	—	—	—	—
Foreign currency transactions	(979,740)	(11,345)	(2,577)	—	(277,215)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,822,698,737	11,185,974	21,773,496	4,937,510	125,538,801
Purchased options	25,760,910	190,804	222,605	—	1,218,530
Foreign currency translations	(10,142)	2,522	—	—	(27,973)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS) ON INVESTMENTS	1,642,846,280	7,013,916	5,273,319	2,988,704	57,330,941

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,597,240,063	$7,259,131	$5,675,203	$3,031,957	$57,688,660

Statements of Operations ANNUAL REPORT	99

See accompanying Notes to Financial Statements

Statements of Operations

				Global Growth
	Evolving World	Global	Growth and	and Income	Convertible
Year Ended October 31, 2009	Growth Fund	Equity Fund	Income Fund	Fund	Fund

INVESTMENT INCOME
Interest	$315,390	$408	$58,882,665	$15,954,278	$53,305,006
Dividends	562,575	438,864	66,159,593	12,368,740	22,959,088
Dividends from affiliates	15,799	6,124	305,793	52,767	373,806
Securities lending income	—	—	157,856	25,511	72,838
Foreign taxes withheld	(32,062)	(28,961)	(397,637)	(620,422)	(141,792)

Total investment income	861,702	416,435	125,108,270	27,780,874	76,568,946

EXPENSES
Investment advisory fees	288,739	278,096	22,079,688	6,717,322	11,814,644
Performance fees	—	55,288	—	—	—
Distribution fees
Class A	14,098	44,891	3,974,662	644,171	2,599,431
Class B	9,096	16,536	3,584,726	486,926	808,048
Class C	9,167	37,866	11,479,659	2,152,339	3,729,372
Class R	4,128	3,840	7,647	1,510	1,502
Transfer agent fees	14,625	37,263	4,587,617	791,595	1,793,545
Printing and mailing fees	1,905	5,191	722,031	117,830	347,087
Financial accounting fees	3,024	3,205	378,418	78,480	196,955
Accounting fees	2,352	2,476	214,675	45,015	109,966
Trustees’ fees and officer compensation	14,252	14,495	152,932	42,398	74,960
Registration fees	24,373	55,157	119,471	94,409	102,331
Audit fees	15,582	14,027	117,933	34,928	76,881
Custodian fees	16,403	22,377	67,839	68,152	53,515
Legal fees	4,808	4,991	74,788	24,039	27,390
Dividend expense on short positions	—	—	—	—	—
Interest expense and related fees	—	—	—	—	—
Offering costs	106,731	—	—	—	—
Other	10,550	8,719	179,830	95,310	33,260

Total expenses	539,833	604,418	47,741,916	11,394,424	21,768,887
Less expense reductions	(111,679)	(29,147)	(55,832)	(7,580)	(79,374)

Net expenses	428,154	575,271	47,686,084	11,386,844	21,689,513

NET INVESTMENT INCOME (LOSS)	433,548	(158,836)	77,422,186	16,394,030	54,879,433

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	21,082	(6,692,506)	(244,682,622)	(86,418,944)	28,423,896
Purchased options	—	—	8,249,256	(1,527,488)	(15,936,879)
Foreign currency transactions	(19,909)	(537,071)	(963,286)	(22,090,034)	(11,846,466)
Written options	—	—	(5,191,944)	76,966	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	9,264,924	15,004,004	1,054,611,447	257,516,168	459,225,134
Purchased options	154,873	132,995	(782,676)	4,028,831	23,709,058
Foreign currency translations	(19,037)	(125,809)	(162,841)	(1,341,935)	1,980,502
Written options	—	—	—	—	21,792
Short positions	—	—	—	—	—

NET GAIN (LOSS) ON INVESTMENTS	9,401,933	7,781,613	811,077,334	150,243,564	485,577,037

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,835,481	$7,622,777	$888,499,520	$166,637,594	$540,456,470

100	ANNUAL REPORT Statements of Operations

See accompanying Notes to Financial Statements

Statements of Operations

	Total Return	High Yield	Market Neutral
Year Ended October 31, 2009	Bond Fund	Fund	Income Fund

INVESTMENT INCOME
Interest	$6,597,290	$15,575,679	$26,740,666
Dividends	78,242	3,100,058	22,675,820
Dividends from affiliates	200,614	24,230	282,794
Securities lending income	—	17,315	27,806
Foreign taxes withheld	—	—	—

Total investment income	6,876,146	18,717,282	49,727,086

EXPENSES
Investment advisory fees	903,155	1,610,124	8,817,948
Performance fees	—	—	—
Distribution fees
Class A	182,940	378,853	1,930,890
Class B	193,744	168,488	382,469
Class C	317,595	350,018	3,162,888
Class R	5,815	445	1,683
Transfer agent fees	144,068	272,848	1,598,923
Printing and mailing fees	25,355	38,932	249,242
Financial accounting fees	18,958	24,753	143,198
Accounting fees	11,345	14,526	81,738
Trustees’ fees and officer compensation	19,972	21,820	66,468
Registration fees	66,837	64,056	126,615
Audit fees	19,233	20,654	55,625
Custodian fees	8,500	6,914	20,714
Legal fees	6,750	7,349	24,550
Dividend expense on short positions	—	—	520,968
Interest expense and related fees	—	173	—
Offering costs	—	—	—
Other	8,868	13,546	67,504

Total expenses	1,933,135	2,993,499	17,251,423
Less expense reductions	(202,396)	(5,964)	(51,459)

Net expenses	1,730,739	2,987,535	17,199,964

NET INVESTMENT INCOME (LOSS)	5,145,407	15,729,747	32,527,122

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	5,965,173	(5,940,882)	(64,100,556)
Purchased options	—	(1,562,616)	(23,224,713)
Foreign currency transactions	1,396,470	(347)	(68,470)
Written options	—	(111,811)	(19,618,324)
Short positions	—	—	12,826,306
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	13,008,671	70,990,670	250,152,154
Purchased options	—	1,745,908	(2,468,719)
Foreign currency translations	(1,493,082)	979	281,001
Written options	—	9,072	(8,446,919)
Short positions	—	—	(48,742,099)

NET GAIN (LOSS) ON INVESTMENTS	18,877,232	65,130,973	96,589,661

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,022,639	$80,860,720	$129,116,783

Statements of Operations ANNUAL REPORT	101

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Growth		Value		Blue Chip
	Fund		Fund		Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

OPERATIONS
Net investment income (loss)	$(45,606,217)	$(92,744,859)	$245,215	$182,038	$401,884	$636,323
Net realized gain (loss)	(205,603,225)	(280,344,662)	(4,365,384)	(359,835)	(16,722,782)	(1,819,035)
Change in unrealized appreciation/(depreciation)	1,848,449,505	(7,568,798,160)	11,379,300	(42,828,783)	21,996,101	(56,875,279)

Net increase (decrease) in net assets resulting from operations	1,597,240,063	(7,941,887,681)	7,259,131	(43,006,580)	5,675,203	(58,057,991)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(26,945)	(439,452)	(255,367)	(241,142)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(75,845)	(272,829)	(174,446)	(162,490)
Class R	—	—	—	(577)	(314)	(118)
Net realized gains
Class A	—	(1,287,307,945)	—	(4,576,311)	—	(6,520,065)
Class B	—	(147,382,139)	—	(690,184)	—	(532,563)
Class C	—	(435,024,344)	—	(913,396)	—	(891,501)
Class I	—	(22,816,573)	—	(1,805,055)	—	(2,083,633)
Class R	—	(43,718)	—	(6,853)	—	(6,986)

Total distributions	—	(1,892,574,719)	(102,790)	(8,704,657)	(430,127)	(10,438,498)

CAPITAL SHARE TRANSACTIONS	(1,472,005,372)	203,954,395	(19,535,597)	(4,106,144)	(38,960,358)	5,554,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	125,234,691	(9,630,508,005)	(12,379,256)	(55,817,381)	(33,715,282)	(62,941,653)

NET ASSETS
Beginning of year	$7,863,206,887	$17,493,714,892	$75,828,493	$131,645,874	$102,994,743	$165,936,396

End of year	7,988,441,578	7,863,206,887	63,449,237	75,828,493	69,279,461	102,994,743

Undistributed net investment income (loss)	$(533,611)	$3,629,311	$69,699	$(45,267)	$57,791	$72,613

102	ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Multi-Fund		International		Evolving World
	Blend		Growth Fund		Growth Fund*

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

OPERATIONS
Net investment income (loss)	$43,253	$(152,859)	$357,719	$677,968	$433,548	$38,482
Net realized gain (loss)	(1,948,806)	137,615	(69,398,417)	(17,625,505)	1,173	(222,476)
Change in unrealized appreciation/(depreciation)	4,937,510	(14,151,489)	126,729,358	(289,933,551)	9,400,760	(6,604,594)

Net increase (decrease) in net assets resulting from operations	3,031,957	(14,166,733)	57,688,660	(306,881,088)	9,835,481	(6,788,588)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(96,758)	—	(1,170,647)	(12,873)	—
Class B	—	—	—	—	(4,102)	—
Class C	—	—	—	—	(4,134)	—
Class I	—	(530)	—	(937,872)	(140,736)	—
Class R	—	(291)	—	(346)	(5,400)	—
Net realized gains
Class A	—	(147,433)	—	(8,722,004)	—	—
Class B	—	(38,037)	—	(1,317,088)	—	—
Class C	—	(95,185)	—	(3,156,399)	—	—
Class I	—	(971)	—	(5,005,794)	—	—
Class R	—	(936)	—	(4,283)	—	—

Total distributions	—	(380,141)	—	(20,314,433)	(167,245)	—

CAPITAL SHARE TRANSACTIONS	(1,583,002)	(5,493,490)	(110,466,806)	29,921,053	14,763,642	25,584,712

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,448,955	(20,040,364)	(52,778,146)	(297,274,468)	24,431,878	18,796,124

NET ASSETS
Beginning of year	$15,654,412	$35,694,776	$268,571,311	$565,845,779	$18,796,124	$—

End of year	17,103,367	15,654,412	215,793,165	268,571,311	43,228,002	18,796,124

Undistributed net investment income (loss)	$26,536	$(18,306)	$1,376	$(79,063)	$189,980	$48,525

*	Evolving World Growth Fund commenced operations on August 15, 2008.

Statements of Changes in Net Assets ANNUAL REPORT	103

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Global		Growth and		Global Growth and
	Equity Fund		Income Fund		Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

OPERATIONS
Net investment income (loss)	$(158,836)	$(319,255)	$77,422,186	$49,943,831	$16,394,030	$10,655,092
Net realized gain (loss)	(7,229,577)	(991,135)	(242,588,596)	23,945,986	(109,959,500)	(8,508,459)
Change in unrealized appreciation/(depreciation)	15,011,190	(28,315,559)	1,053,665,930	(2,210,522,700)	260,203,064	(542,330,345)

Net increase (decrease) in net assets resulting from operations	7,622,777	(29,625,949)	888,499,520	(2,136,632,883)	166,637,594	(540,183,712)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(695,102)	—	(29,007,691)	(50,208,062)	(8,574,434)	—
Class B	(58,669)	—	(2,986,601)	(5,839,660)	(1,410,005)	—
Class C	(170,561)	—	(12,271,471)	(22,254,819)	(6,736,508)	—
Class I	(177,502)	—	(3,782,098)	(3,054,792)	(3,712,441)	—
Class R	(32,307)	—	(24,779)	(8,045)	(6,428)	—
Net realized gains
Class A	—	—	—	(235,122,387)	—	(35,894,843)
Class B	—	—	—	(45,159,544)	—	(5,363,892)
Class C	—	—	—	(152,789,026)	—	(25,357,039)
Class I	—	—	—	(12,177,540)	—	(13,272,507)
Class R	—	—	—	(7,924)	—	(6,835)
Return of Capital
Class A	(23,440)	—	—	—	—	—
Class B	(1,978)	—	—	—	—	—
Class C	(5,752)	—	—	—	—	—
Class I	(5,986)	—	—	—	—	—
Class R	(1,089)	—	—	—	—	—

Total distributions	(1,172,386)	—	(48,072,640)	(526,621,799)	(20,439,816)	(79,895,116)

CAPITAL SHARE TRANSACTIONS	(6,909,721)	8,605,910	(585,564,501)	(448,499,100)	(94,192,794)	(23,385,349)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(459,330)	(21,020,039)	254,862,379	(3,111,753,782)	52,004,984	(643,464,177)

NET ASSETS
Beginning of year	$33,922,148	$54,942,187	$3,488,273,641	$6,600,027,423	$735,339,977	$1,378,804,154

End of year	33,462,818	33,922,148	3,743,136,020	3,488,273,641	787,344,961	735,339,977

Undistributed net investment income (loss)	$(140,553)	$903,876	$(10,400,764)	$(10,950,448)	$(6,222,487)	$12,180,432

104	ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Convertible		Total Return
	Fund		Bond Fund		High Yield Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

OPERATIONS
Net investment income (loss)	$54,879,433	$10,871,793	$5,145,407	$3,195,699	$15,729,747	$11,092,752
Net realized gain (loss)	640,551	13,834,488	7,361,643	(2,074,077)	(7,615,656)	(1,737,323)
Change in unrealized appreciation/(depreciation)	484,936,486	(211,973,267)	11,515,589	(2,798,452)	72,746,629	(70,754,181)

Net increase (decrease) in net assets resulting from operations	540,456,470	(187,266,986)	24,022,639	(1,676,830)	80,860,720	(61,398,752)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(32,703,556)	(6,662,125)	(2,686,608)	(1,863,183)	(9,318,650)	(9,940,711)
Class B	(1,502,062)	(2,226,621)	(587,605)	(182,328)	(859,890)	(1,494,930)
Class C	(9,327,690)	(5,519,551)	(936,941)	(214,388)	(1,818,714)	(2,720,702)
Class I	(7,668,547)	(442,518)	(1,596,851)	(1,455,429)	(742,653)	(550,635)
Class R	(8,540)	(2,508)	(42,208)	(39,296)	(5,304)	(7,034)
Net realized gains
Class A	(830,040)	(896,233)	—	—	—	(3,114,352)
Class B	(138,438)	(333,572)	—	—	—	(535,619)
Class C	(481,820)	(808,586)	—	—	—	(960,813)
Class I	(89,428)	(57,904)	—	—	—	(141,744)
Class R	(198)	(346)	—	—	—	(2,237)

Total distributions	(52,750,319)	(16,949,964)	(5,850,213)	(3,754,624)	(12,745,211)	(19,468,777)

CAPITAL SHARE TRANSACTIONS	1,959,647,961	(39,716,127)	58,841,491	50,091,186	81,622,285	(49,048,107)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,447,354,112	(243,933,077)	77,013,917	44,659,732	149,737,794	(129,915,636)

NET ASSETS
Beginning of year	$469,148,487	$713,081,564	$122,496,705	$77,836,973	$142,296,914	$272,212,550

End of year	2,916,502,599	469,148,487	199,510,622	122,496,705	292,034,708	142,296,914

Undistributed net investment income (loss)	$(21,807,109)	$(2,287,019)	$(30,241)	$(952,341)	$2,395,795	$(926,082)

Statements of Changes in Net Assets ANNUAL REPORT	105

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Market Neutral
	Income Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

OPERATIONS
Net investment income (loss)	$32,527,122	$34,287,952
Net realized gain (loss)	(94,185,757)	86,992,756
Change in unrealized appreciation/(depreciation)	190,775,418	(357,712,535)

Net increase (decrease) in net assets resulting from operations	129,116,783	(236,431,827)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(36,481,545)	(41,674,278)
Class B	(1,532,939)	(1,613,288)
Class C	(13,129,850)	(14,658,274)
Class I	(5,437,121)	(1,840,402)
Class R	(13,128)	(4,668)
Net realized gains
Class A	(20,378,869)	—
Class B	(1,056,570)	—
Class C	(8,958,799)	—
Class I	(2,810,312)	—
Class R	(7,201)	—

Total distributions	(89,806,334)	(59,790,910)

CAPITAL SHARE TRANSACTIONS	122,455,452	73,642,033

TOTAL INCREASE (DECREASE) IN NET ASSETS	161,765,901	(222,580,704)

NET ASSETS
Beginning of year	$1,325,816,858	$1,548,397,562

End of year	1,487,582,759	1,325,816,858

Undistributed net investment income (loss)	$(6,271,435)	$(5,289,768)

106	ANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of thirteen series, Growth Fund , Value Fund , Blue Chip Fund , Multi-Fund Blend , International Growth Fund , Evolving World Growth Fund , Global Equity Fund , Growth and Income Fund , Global Growth and Income Fund , Convertible Fund , Total Return Bond Fund , High Yield Fund , and Market Neutral Income Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered series of shares. Government Money Market Fund and 130/30 Equity Fund, two series of the Trust were liquidated on May 15, 2009 and September 30, 2009, respectively.

Fund Valuation. The valuation of the Funds’ securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based

Notes to Financial Statements ANNUAL REPORT	107

Notes to Financial Statements

on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Investment in Affiliates. As of October 31, 2008, the Growth Fund, Value Fund, Blue Chip Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund, had holdings of $259,655,004; $3,425,427; $5,689,345; $12,258,948; $4,278,543; $3,011,507; $56,141,809; $37,764,756; $55,972,675; $31,518,468; $3,011,116; and $23,860,635; respectively, in the affiliated fund, Calamos Government Money Market Fund, and as of October 31, 2009, had no holdings in the affiliated fund. During the period from November 1, 2008 through October 31, 2009, the Growth Fund, Value Fund, Blue Chip Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund had net redemptions of $259,655,004; $3,425,427; $5,689,345; $12,258,948; $4,278,543; $3,011,507; $56,141,809; $37,764,756; $55,972,675; $31,518,468; $3,011,116; and $23,860,635; and earned $1,478,765; $9,763; $17,204; $34,079; $15,799; $6,124; $305,793; $52,767; $373,806; $200,614; $24,230; and $282,794 in dividends, respectively, from the affiliated fund. The Calamos Government Money Market Fund was liquidated on May 15, 2009 and no subsequent investments were made in the affiliated fund thereafter.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

108	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for unrecognized tax benefits. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

New Accounting Pronouncements. Effective November 1, 2008, the Trust adopted the provisions of the Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs used to determine a valuation, and these inputs are segregated into three levels. Tables summarizing the Fund’s investments under these levels are shown in the Notes to Financial Statements, Note 10 – Valuations.

Effective November 1, 2008, the Trust adopted the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161). SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. The required disclosures are reflected in the Schedules of Investments, Statements of Operations, and in the Notes to Financial Statements, Note 6 – Derivative Instruments.

Subsequent Events. Subsequent events have been evaluated through December 17, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

Notes to Financial Statements ANNUAL REPORT	109

Notes to Financial Statements

NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

				Value Fund, Blue
				Chip Fund, Global
				Growth and Income
				Fund, International
		Evolving World	Total Return	Growth Fund*, and
	Growth Fund	Growth Fund	Bond Fund	Global Equity Fund*
Average Daily Net Assets	Annual Rate	Annual Rate	Annual Rate	Annual Rate

First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

Growth and Income Fund, Convertible
Fund, Market Neutral Income Fund, and
High Yield Fund
Average Daily Net Assets	Annual Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that, under the management agreement between Calamos Advisors and the Trust, each underlying Fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fees (and other expenses) of the underlying Funds.

Each of the International Growth Fund and Global Equity Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance, and is paid on a monthly basis, (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance period for each full 1% increment amount by which the Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table on the previous page. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance

110	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund other than Multi-Fund Blend invested in shares of Government Money Market Fund (“GMMF”). Calamos Advisors agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by GMMF attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2009, the total advisory fees waived pursuant to such agreement were $229,296; $1,347; $2,189; $3,707; $2,334; $814; $55,832; $7,580; $79,374; $37,389; $5,964; and $51,459; for Growth Fund , Value Fund , Blue Chip Fund, International Growth Fund , Evolving World Growth Fund , Global Equity Fund , Growth and Income Fund , Global Growth and Income Fund , Convertible Fund , Total Return Bond Fund , High Yield Fund , and Market Neutral Income Fund , respectively, and are included in the Statements of Operations under the caption “Less expense reductions”.

Pursuant to a financial accounting services agreement, during the year, the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Multi-Fund Blend and Total Return Bond Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. For Multi-Fund Blend, expenses are limited to: 0.50% for Class A shares, 1.25% for Class B shares, 1.25% for Class C shares, 0.25% for Class I shares, and 0.75% for Class R shares. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. These agreements are binding on Calamos Advisors through June 30, 2010. As of October 31, 2009, there were $103,791; $109,345; $28,333; and $165,007 of expenses waived or absorbed for Multi-Fund Blend, Evolving World Growth Fund, Global Equity Fund, and Total Return Bond Fund, respectively, included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C Shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on the Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year ended October 31, 2009, CFS received commissions and underwriting fees of $412,142; $4,161; $6,235 $3,714; $15,072; $2,338; $2,324;$212,000; $35,028; $675,501; $15,426; $19,988; and $99,742 from the sale of shares of Growth Fund , Value Fund , Blue Chip Fund , Multi-Fund Blend , International Growth Fund , Evolving World Growth Fund , Global Equity Fund , Growth and Income

Notes to Financial Statements ANNUAL REPORT	111

Notes to Financial Statements

Fund , Global Growth and Income Fund , Convertible Fund , Total Return Bond Fund , High Yield Fund , and Market Neutral Income Fund, respectively.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2009, they held 49% and 60% of the outstanding shares of Global Equity Fund and Evolving World Growth Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $496,435 for Growth Fund ; $48,387 for Value Fund ; $42,218 for Blue Chip Fund ; $21,175 for Multi-Fund Blend ; $38,619 for International Growth Fund ; $10,869 for Evolving World Growth Fund ; $19,996 for Global Equity Fund ; $226,600 for Growth and Income Fund ; $78,044 for Global Growth and Income Fund ; $88,115 for Convertible Fund ; $21,987 for Total Return Bond Fund ; $53,436 for High Yield Fund ; and $93,376 for Market Neutral Income Fund are included in “Other assets” on the Statements of Assets and Liabilities at October 31, 2009. Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statements of Assets and Liabilities at October 31, 2009.

112	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sale of long term investments for the year ended October 31, 2009 were as follows:

	Cost of Purchases		Proceeds from Sales

Fund	U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other

Growth Fund	$0	$3,640,054,250	$0	$4,978,590,537
Value Fund	0	35,030,295	0	52,731,355
Blue Chip Fund	0	58,319,271	0	94,387,256
Multi-Fund Blend	0	6,181,172	0	7,715,910
International Growth Fund	0	165,713,270	0	267,797,476
Evolving World Growth Fund	0	35,407,613	0	18,008,194
Global Equity Fund	0	28,031,038	0	34,823,059
Growth and Income Fund	0	2,112,982,298	0	2,799,374,769
Global Growth and Income Fund	0	648,872,328	0	780,590,369
Convertible Fund	0	2,562,149,781	0	733,839,094
Total Return Bond Fund	240,071,953	181,394,533	224,266,693	142,188,201
High Yield Fund	0	186,111,009	0	111,520,094
Market Neutral Income Fund	0	1,071,543,331	0	1,111,583,130

The following information is presented on a federal income tax basis as of October 31, 2009. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2009 was as follows:

				Net unrealized
	Cost basis of	Gross unrealized	Gross unrealized	appreciation
Fund	investments	appreciation	depreciation	(depreciation)

Growth Fund	$7,774,856,485	$1,194,003,747	$(954,791,607)	$239,212,140
Value Fund	65,948,016	3,678,896	(6,287,497)	(2,608,601)
Blue Chip Fund	68,952,568	6,034,991	(4,201,056)	1,833,935
Multi-Fund Blend	21,376,952	325,312	(4,590,251)	(4,264,939)
International Growth Fund	209,099,257	19,495,992	(11,778,787)	7,717,205
Evolving World Growth Fund	40,831,846	4,608,072	(1,713,190)	2,894,882
Global Equity Fund	34,757,470	2,113,924	(3,633,981)	(1,520,057)
Growth and Income Fund	3,547,884,367	388,398,182	(181,683,441)	206,714,741
Global Growth and Income Fund	757,213,353	67,604,450	(43,933,300)	23,671,150
Convertible Fund	2,526,681,862	401,468,700	(29,236,538)	372,232,162
Total Return Bond Fund	218,293,680	8,808,926	(25,295)	8,783,631
High Yield Fund	277,633,379	23,636,162	(12,327,795)	11,308,367
Market Neutral Income Fund	1,644,776,043	78,065,760	(204,584,405)	(126,518,645)

NOTE 4 – INCOME TAXES

For the fiscal period ended October 31, 2009, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Notes to Financial Statements ANNUAL REPORT	113

Notes to Financial Statements

		Accumulated
		undistributed/	Accumulated
		(overdistributed)	net realized
	Paid-in	net investment	gain/(loss) on
Fund	capital	income	investments

Growth Fund	$(53,064,941)	$41,443,295	$11,621,646
Value Fund	—	(27,459)	27,459
Blue Chip Fund	—	13,421	(13,421)
Multi-Fund Blend	(1,654)	1,589	65
International Growth Fund	—	(277,280)	277,280
Evolving World Growth Fund	—	(124,848)	124,848
Global Equity Fund	(785,683)	248,548	537,135
Growth and Income Fund	—	(28,799,862)	28,799,862
Global Growth and Income Fund	(18,380,941)	(14,357,133)	32,738,074
Convertible Fund	120,536	(23,189,128)	23,068,592
Total Return Bond Fund	416,959	1,626,906	(2,043,865)
High Yield Fund	—	337,341	(337,341)
Market Neutral Income Fund	—	23,085,794	(23,085,794)

Distributions were characterized for federal income tax purposes as follows:

	Year Ended		Year Ended
	October 31, 2009		October 31, 2008

	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income	Capital Gain	Income	Capital Gain

Growth Fund	$—	$—	$—	$1,892,574,719
Value Fund	102,790	—	907,626	7,956,807
Blue Chip Fund	430,127	—	610,638	10,034,728
Multi-Fund Blend	—	—	39,792	930,735
International Growth Fund	294,598	—	3,545,187	18,205,820
Evolving World Growth Fund	187,071	—	—	—
Global Equity Fund	1,172,386	—	48,199	—
Growth and Income Fund	48,072,640	—	101,223,312	445,262,001
Global Growth and Income Fund	20,439,816	—	3,861,905	76,973,306
Convertible Fund	51,330,833	1,540,022	14,853,323	10,248,006
Total Return Bond Fund	6,267,172	—	3,780,616	—
High Yield Fund	12,745,211	—	16,962,032	4,754,782
Market Neutral Income Fund	56,594,287	33,212,047	59,790,910	7,861,531

114	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

As of October 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Growth	Value	Blue Chip	Multi-Fund	International
	Fund	Fund	Fund	Blend	Growth Fund

Undistributed ordinary income	$—	$122,840	$104,329	$51,179	$81,820
Undistributed capital gains	—	—	—	—	—

Total undistributed earnings	—	122,840	104,329	51,179	81,820
Accumulated capital and other losses	(463,728,481)	(3,896,777)	(17,509,138)	(1,469,991)	(86,183,097)
Net unrealized gain/(losses)	239,200,686	(2,610,741)	1,833,935	(4,264,939)	7,665,196

Total accumulated earnings/(losses)	(224,527,795)	(6,384,678)	(15,570,874)	(5,683,751)	(78,436,081)
Other	(533,611)	(53,141)	(46,538)	(24,643)	(80,444)
Paid-in capital	8,213,502,984	69,887,056	84,896,873	22,811,761	294,309,690

	$7,988,441,578	$63,449,237	$69,279,461	$17,103,367	215,793,165

				Global Growth
	Evolving World	Global Equity	Growth and	and Income	Convertible
	Growth Fund	Fund	Income Fund	Fund	Fund

Undistributed ordinary income	$283,989	$—	$8,933,865	$—	$13,684,392
Undistributed capital gains	—	—	—	—	—

Total undistributed earnings	283,989	—	8,933,865	—	13,684,392
Accumulated capital and other losses	(194,463)	(8,519,065)	(219,309,977)	(99,082,543)	—
Net unrealized gain/(losses)	2,876,099	(1,438,123)	206,551,900	27,403,762	374,277,611

Total accumulated earnings/(losses)	2,965,625	(9,957,188)	(3,824,212)	(71,678,781)	387,962,003
Other	(85,977)	(61,913)	(239,748)	(82,983)	(91,319)
Paid-in capital	40,348,354	43,481,919	3,747,199,980	859,106,725	2,528,631,915

	$43,228,002	$33,462,818	$3,743,136,020	$787,344,961	2,916,502,599

	Total Return	High Yield	Market Neutral
	Bond Fund	Fund	Income Fund

Undistributed ordinary income	$4,304,556	$3,518,874	$272,788
Undistributed capital gains	—	—	—

Total undistributed earnings	4,304,556	3,518,874	272,788
Accumulated capital and other losses	—	(9,681,493)	(98,716,698)
Net unrealized gain/(losses)	8,786,479	11,309,167	(134,910,202)

Total accumulated earnings/(losses)	13,091,035	5,146,548	(233,354,112)
Other	(24,618)	(57,892)	(98,144)
Paid-in capital	186,444,205	286,946,052	1,721,035,015

	$199,510,622	$292,034,708	$1,487,582,759

The Funds intend to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. For the fiscal year ended October 31, 2009, Evolving World Growth Fund and Total Return Bond Fund utilized capital loss carryforwards

Notes to Financial Statements ANNUAL REPORT	115

Notes to Financial Statements

of $38,056 and $1,042,351, respectively. As of October 31, 2009, the Funds had capital loss carryforwards which, if not used, will expire as follows:

Fund	$2016	$2017

Growth Fund	$(279,169,075)	$(184,559,406)
Value Fund	(203,150)	(3,693,627)
Blue Chip Fund	(1,640,650)	(15,868,488)
Multi-Fund Blend	—	(1,469,991)
International Growth Fund	(17,310,268)	(68,872,829)
Evolving World Growth Fund	(194,463)	—
Global Equity Fund	(2,048,873)	(6,470,192)
Growth and Income Fund	(31,545,485)	(187,764,492)
Global Growth and Income Fund	(22,422,429)	(76,660,114)
Convertible Fund	—	—
Total Return Bond Fund	—	—
High Yield Fund	(2,440,147)	(7,241,346)
Market Neutral Income Fund	—	(98,716,698)

NOTE 5 – SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 6 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparties to all forward foreign currency contracts at October 31, 2009, were multinational banks.

As of October 31, 2009 the Funds had outstanding forwards as listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise

116	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options are presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2009, the Funds had outstanding purchased options and written options as listed on the Schedules of Investments. For the year ended October 31, 2009 the Funds had the following transactions in options written:

	Growth and		Global Growth and
	Income Fund		Income Fund

	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding at October 31, 2008	—	$—	—	$—
Options written	26,740	6,211,202	1,800	338,074
Options closed	(18,990)	(4,755,537)	(900)	(169,037)
Options exercised	(7,750)	(1,455,665)	(900)	(169,037)
Options expired	—	—	—	—

Options outstanding at October 31, 2009	—	$—	—	$—

	Convertible Fund		High Yield Fund

	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding at October 31, 2008	—	$—	510	$277,966
Options written	1,800	610,542	3,120	1,121,833
Options closed	—	—	(3,253)	(1,241,263)
Options exercised	—	—	(12)	(4,183)
Options expired	—	—	(365)	(154,353)

Options outstanding at October 31, 2009	1,800	$610,542	—	$—

	Market Neutral Income Fund

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2008	20,500	$22,148,368
Options written	82,675	141,857,681
Options closed	(78,450)	(127,774,431)
Options exercised	(6,983)	(3,832,460)
Options expired	(1,440)	(1,632,029)

Options outstanding at October 31, 2009	16,302	$30,767,129

Notes to Financial Statements ANNUAL REPORT	117

Notes to Financial Statements

Below are the types of derivatives in the Funds by gross value as of October 31, 2009:

		Assets		Liabilities

				Statement of Assets &
Fund	Derivative Type	Statement of Assets & Liabilities Location	Value	Liabilities Location	Value

Growth Fund	Options purchased	Investments in securities	$151,123,000	Options written	$—
Value Fund	Options purchased	Investments in securities	1,259,100	Options written	—
Blue Chip Fund	Options purchased	Investments in securities	1,468,950	Options written	—
International Growth Fund	Options purchased	Investments in securities	4,930,125	Options written	—
Evolving World Growth Fund	Options purchased	Investments in securities	949,775	Options written	—
Global Equity Fund	Options purchased	Investments in securities	679,875	Options written	—
	Foreign exchange	Unrealized appreciation on	81,221	Unrealized appreciation	—
	contracts	forward foreign currency		on forward foreign
		contracts		currency contracts
Growth and Income Fund	Options purchased	Investments in securities	76,525,350	Options written	—
Global Growth and Income	Options purchased	Investments in securities	19,625,500	Options written	—
Fund
	Foreign exchange	Unrealized appreciation on	3,852,854	Unrealized appreciation	101,668
	contracts	forward foreign currency		on forward foreign
		contracts		currency contracts
Convertible Fund	Options purchased	Investments in securities	66,876,650	Options written	588,750
	Foreign exchange	Unrealized appreciation on	2,209,415	Unrealized appreciation	182,221
	contracts	forward foreign currency		on forward foreign
		contracts		currency contracts
High Yield Fund	Options purchased	Investments in securities	3,192,750	Options written	—
Market Neutral Income Fund	Options purchased	Investments in securities	22,928,225	Options written	36,898,930

VOLUME OF DERIVATIVE ACTIVITY FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2009*

Fund	Derivative Type	Volume

Growth Fund	Equity: Purchased Options	364,400
	Written Options	26,740
Value Fund	Equity: Purchased Options	180
Blue Chip Fund	Equity: Purchased Options	210
International Growth Fund	Equity: Purchased Options	9,850
Evolving World Growth Fund	Equity: Purchased Options	1,975
Global Equity Fund	Equity: Purchased Options	1,115
	Foreign Currency Contracts	32,499,791
Growth and Income Fund	Equity: Purchased Options	19,750
	Written Options	26,740
Global Growth and Income Fund	Equity: Purchased Options	28,850
	Written Options	1,800
	Foreign Currency Contracts	1,197,812,900
Convertible Fund	Equity: Purchased Options	87,930
	Written Options	1,800
	Foreign Currency Contracts	379,928,513
	Written Options	82,675
Total Return Bond Fund	Foreign Currency Contracts	10,400,246
High Yield Fund	Equity: Purchased Options	450
	Written Options	3,120
Market Neutral Income Fund	Equity: Purchased Options	23,840

*	Activity during the period is measured by opened number of contracts for options and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

118	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 7 – SYNTHETIC CONVERTIBLE SECURITIES

A Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 8 – WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

NOTE 9 – SECURITIES LENDING

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the

Notes to Financial Statements ANNUAL REPORT	119

Notes to Financial Statements

Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At October 31, 2009, no securities were on loan for any of the Funds.

NOTE 10 – STRUCTURED EQUITY LINKED SECURITIES

The Funds may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities are recorded as dividends on the Statement of Operations.

NOTE 11 – VALUATIONS

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value).

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities at fair value:

	Growth Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$7,455,795,396	$—	$—
Purchased Options	151,123,000	—	—
Short Term Investment	115,985,019	—	—
Level 2 - Other significant observable inputs
Common Stocks	291,165,210	—	—

Total	$8,014,068,625	$—	$—

	Value Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$52,875,167	$—	$—
Purchased Options	1,259,100	—	—
Short Term Investment	538,892	—	—
Level 2 - Other significant observable inputs
Common Stocks	8,666,256	—	—

Total	$63,339,415	$—	$—

120	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	Blue Chip Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$66,745,733	$—	$—
Purchased Options	1,468,950	—	—
Short Term Investment	2,154,776	—	—
Level 2 - Other significant observable inputs
Common Stocks	417,044	—	—

Total	$70,786,503	$—	$—

	Multi-Fund Blend

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Investments In Affiliated Funds	$17,112,013	$—	$—

	International Growth Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$77,690,302	$—	$—
Purchased Options	4,930,125	—	—
Short Term Investment	6,127,030	—	—
Level 2 - Other significant observable inputs
Common Stocks	128,069,005	—	—

Total	$216,816,462	$—	$—

	Evolving World Growth Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$13,584,925	$—	$—
Convertible Preferred Stocks	1,386,940	—	—
Purchased Options	949,775	—	—
Short Term Investment	1,484,542	—	—
Level 2 - Other significant observable inputs
Common Stocks	18,103,581	—	—
Convertible Bonds	7,996,915	—	—
Convertible Preferred Stocks	220,050	—	—

Total	$43,726,728	$—	$—

	Global Equity Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$22,394,535	$—	$—
Purchased Options	679,875	—	—
Short Term Investment	293,935	—	—
Forward Foreign Currency Contracts	—	—	81,221
Level 2 - Other significant observable inputs
Common Stocks	9,869,068	—	—

Total	$33,237,413	$—	$81,221

Notes to Financial Statements ANNUAL REPORT	121

Notes to Financial Statements

	Growth and
	Income Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$1,526,281,534	$—	$—
Convertible Preferred Stocks	448,379,671	—	—
Synthetic Convertible Securities (Purchased Options)	11,122,100	—	—
Purchased Options	65,403,250	—	—
Short Term Investment	106,668,418	—	—
Level 2 - Other significant observable inputs
Common Stocks	38,263,586	—	—
Convertible Bonds	1,254,751,897	—	—
Convertible Preferred Stocks	72,968,813	—	—
Synthetic Convertible Securities (Sovereign Bonds)	202,541,639	—	—
Structured Equity-Linked Securities	9,154,200	—	—
Level 3 - Significant unobservable inputs
Convertible Bond	19,064,000	—	—

Total	$3,754,599,108	$—	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment	Other Financial
	Securities	Instruments	Total

Beginning Balance (as of November 1, 2008)	$18,379,200	$—	$18,379,200
Net realized gain (loss)	—	—	—
Change in net unrealized appreciation/depreciation	684,800	—	684,800
Purchases, issuances, and settlements	—	—	—
Transfers in and/or out of Level 3	—	—	—

Ending Balance (as of October 31, 2009)	$19,064,000	$—	$19,064,000

	Global Growth and
	Income Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$176,853,721	$—	$—
Convertible Preferred Stocks	62,036,103	—	—
Synthetic Convertible Securities (Purchased Options)	2,095,000	—	—
Purchased Options	17,530,500	—	—
Short Term Investment	7,556,809	—	—
Forward Foreign Currency Contracts	—	—	3,751,186
Level 2 - Other significant observable inputs
Common Stocks	142,625,979	—	—
Convertible Bonds	310,196,980	—	—
Convertible Preferred Stocks	9,014,250	—	—
Synthetic Convertible Securities (Sovereign Bonds)	47,844,051	—	—
Structured Equity-Linked Securities	1,914,060	—	—
Level 3 - Significant unobservable inputs
Convertible Bond	3,217,050	—

Total	$780,884,503	$—	$3,751,186

122	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment	Other Financial
	Securities	Instruments	Total

Beginning Balance (as of November 1, 2008)	$3,101,490	$—	$3,101,490
Net realized gain (loss)	—	—	—
Change in net unrealized appreciation/depreciation	115,560	—	115,560
Purchases, issuances, and settlements	—	—	—
Transfers in and/or out of Level 3	—	—	—

Ending Balance (as of October 31, 2009)	$3,217,050	$—	$3,217,050

	Convertible Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$388,821,469	$—	$—
Convertible Preferred Stocks	314,330,501	—	—
Synthetic Convertible Securities (Purchased Options)	24,509,150	—	—
Purchased Options	42,367,500	—	—
Short Term Investment	70,591,796	—	—
Written Options	—	—	(588,750)
Forward Foreign Currency Contracts	—	—	2,027,194
Level 2 - Other significant observable inputs
Common Stocks	25,944,700	—	—
Convertible Bonds	1,789,880,638	—	—
Convertible Preferred Stocks	110,353,875	—	—
Synthetic Convertible Securities (Sovereign Bonds)	126,705,095	—	—
Structured Equity-Linked Security	5,409,300	—	—

Total	$2,898,914,024	$—	$1,438,444

	Total Return Bond Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Short Term Investment	$36,683,753	$—	$—
Level 2 - Other significant observable inputs
Corporate Bonds	86,421,970	—	—
U.S. Government and Agency Securities	28,939,521	—	—
Sovereign Bonds	8,914,619	—	—
Asset Backed Securities	5,092,594	—	—
Residential Mortgage Backed Securities	61,024,854	—	—

Total	$227,077,311	$—	$—

Notes to Financial Statements ANNUAL REPORT	123

Notes to Financial Statements

	High Yield Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Convertible Preferred Stocks	$27,259,278	$—	$—
Purchased Options	3,192,750	—	—
Short Term Investment	7,534,907	—	—
Level 2 - Other significant observable inputs
Convertible Bonds	25,622,930	—	—
Corporate Bonds	207,167,484	—	—
Sovereign Bond	2,848,357	—	—
Convertible Preferred Stocks	8,512,750	—	—
Structured Equity-Linked Securities	6,803,290	—	—

Total	$288,941,746	$—	$—

	Market Neutral Income Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$904,677,598	$—	$—
Convertible Preferred Stocks	855,000	—	—
Purchased Options	22,928,225	—	—
Short Term Investment	91,140,943	—	—
Common Stocks Sold Short	—	(213,736,147)	—
Written Options	—	—	(36,898,930)
Level 2 - Other significant observable inputs
Convertible Bonds	471,789,941	—	—
Corporate Bonds	15,595,691	—	—
Convertible Preferred Stocks	11,270,000	—	—

Total	$1,518,257,398	$(213,736,147)	$(36,898,930)

124	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 12 — CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2009
							Multi-Fund
	Growth Fund		Value Fund		Blue Chip Fund		Blend

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	29,344,601	$950,374,678	369,834	$3,060,650	844,625	$7,137,103	587,521	$4,550,017
Shares issued as reinvestment of distributions	—	—	2,656	21,857	25,335	207,750	—	—
Less shares redeemed	(62,659,837)	(2,009,823,840)	(2,359,867)	(18,427,643)	(5,355,847)	(42,232,158)	(769,482)	(5,697,162)

Net increase (decrease)	(33,315,236)	$(1,059,449,162)	(1,987,377)	$(15,345,136)	(4,485,887)	$(34,887,305)	(181,961)	$(1,147,145)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	530,096	$16,680,612	75,264	$609,402	155,736	$1,251,884	42,717	$355,002
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(4,676,139)	(149,007,565)	(195,356)	(1,533,643)	(214,524)	(1,739,794)	(105,504)	(806,469)

Net increase (decrease)	(4,146,043)	$(132,326,953)	(120,092)	$(924,241)	(58,788)	$(487,910)	(62,787)	$(451,467)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	4,157,435	$125,123,352	183,634	$1,424,048	959,372	$7,659,375	252,341	$1,955,824
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(16,158,482)	(463,024,116)	(350,053)	(2,714,082)	(922,319)	(7,409,687)	(267,332)	(2,008,698)

Net increase (decrease)	(12,001,047)	$(337,900,764)	(166,419)	$(1,290,034)	37,053	$249,688	(14,991)	$(52,874)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,823,842	$205,297,187	264,454	$2,263,943	68,570	$540,088	14,252	$124,094
Shares issued as reinvestment of distributions	—	—	6,293	52,486	21,004	172,655	—	—
Less shares redeemed	(4,462,591)	(150,043,932)	(513,579)	(4,292,615)	(534,661)	(4,512,816)	(7,464)	(55,610)

Net increase (decrease)	1,361,251	$55,253,255	(242,832)	$(1,976,186)	(445,087)	$(3,800,073)	6,788	$68,484

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	90,175	$3,046,231	—	$—	12	$96	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	27	219	—	—
Less shares redeemed	(18,461)	(627,979)	—	—	(3,624)	(35,073)	—	—

Net increase (decrease)	71,714	$2,418,252	—	$—	(3,585)	$(34,758)	—	$—

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

Notes to Financial Statements ANNUAL REPORT	125

Notes to Financial Statements

	International		Evolving World				Growth and
	Growth Fund		Growth Fund		Global Equity Fund		Income Fund

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	2,005,359	$20,049,288	1,389,056	$12,548,451	630,849	$4,253,132	10,626,207	$248,429,222
Shares issued as reinvestment of distributions	—	—	1,397	9,803	102,798	652,765	1,046,712	24,418,589
Less shares redeemed	(7,779,165)	(67,873,155)	(70,416)	(665,266)	(1,754,286)	(11,669,274)	(30,847,535)	(675,502,396)

Net increase (decrease)	(5,773,806)	$(47,823,867)	1,320,037	$11,892,988	(1,020,639)	$(6,763,377)	(19,174,616)	$(402,654,585)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	87,245	$867,424	31,949	$292,662	42,082	$311,047	433,239	$10,922,584
Shares issued as reinvestment of distributions	—	—	584	4,102	9,182	58,028	84,232	2,237,109
Less shares redeemed	(534,201)	(4,761,457)	(820)	(8,397)	(32,376)	(224,512)	(4,571,992)	(115,392,973)

Net increase (decrease)	(446,956)	$(3,894,033)	31,713	$288,367	18,888	$144,563	(4,054,521)	$(102,233,280)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	321,927	$3,109,466	39,172	$368,960	244,889	$1,711,889	4,493,483	$103,742,304
Shares issued as reinvestment of distributions	—	—	589	4,134	15,598	98,270	376,868	8,899,957
Less shares redeemed	(1,789,434)	(15,769,085)	(301)	(2,536)	(375,642)	(2,464,398)	(16,242,807)	(357,028,179)

Net increase (decrease)	(1,467,507)	$(12,659,619)	39,460	$370,558	(115,155)	$(654,239)	(11,372,456)	$(244,385,918)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	318,539	$3,238,817	216,882	$2,063,100	70,070	$558,003	9,385,242	$229,220,372
Shares issued as reinvestment of distributions	—	—	20,048	140,736	28,941	183,488	156,898	3,648,442
Less shares redeemed	(5,767,826)	(49,723,838)	(159)	(1,491)	(59,367)	(418,009)	(3,219,532)	(70,613,003)

Net increase (decrease)	(5,449,287)	$(46,485,021)	236,771	$2,202,345	39,644	$323,482	6,322,608	$162,255,811

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	39,406	$406,705	400	$3,984	770	$6,454	74,510	$1,709,496
Shares issued as reinvestment of distributions	—	—	769	5,400	5,276	33,396	655	15,905
Less shares redeemed	(1,286)	(10,971)	—	—	—	—	(11,681)	(271,930)

Net increase (decrease)	38,120	$395,734	1,169	$9,384	6,046	$39,850	63,484	$1,453,471

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

126	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	Global Growth and
	Income Fund		Convertible Fund		Total Return Bond Fund		High Yield Fund

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	6,680,323	53,952,526	104,961,066	$1,651,675,339	7,382,476	$77,848,270	19,204,759	$147,090,538
Shares issued as reinvestment of distributions	935,446	6,697,794	1,525,157	25,050,640	194,174	2,070,370	977,941	7,997,958
Less shares redeemed	(18,836,803)	(140,803,517)	(22,667,873)	(374,418,369)	(4,693,513)	(49,171,082)	(11,229,880)	(87,987,262)

Net increase (decrease)	(11,221,034)	$(80,153,197)	83,818,350	$1,302,307,610	2,883,137	$30,747,558	8,952,820	$67,101,234

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	368,094	$2,925,328	1,711,929	$30,203,056	1,427,416	$14,987,111	655,752	$5,246,820
Shares issued as reinvestment of distributions	139,979	1,027,431	55,392	1,023,405	34,182	363,934	64,813	539,250
Less shares redeemed	(2,138,913)	(16,504,945)	(1,709,794)	(31,706,966)	(740,365)	(7,840,595)	(737,754)	(5,964,550)

Net increase (decrease)	(1,630,840)	$(12,552,186)	57,527	$(480,505)	721,233	$7,510,450	(17,189)	$(178,480)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	4,379,927	$34,278,943	24,063,077	$373,665,343	3,014,329	$31,862,833	1,840,769	$15,064,769
Shares issued as reinvestment of distributions	675,530	4,647,645	372,657	6,020,158	53,007	564,629	130,643	1,091,737
Less shares redeemed	(11,658,703)	(83,581,668)	(4,300,795)	(68,307,553)	(1,423,632)	(15,139,299)	(1,177,629)	(9,478,243)

Net increase (decrease)	(6,603,246)	$(44,655,080)	20,134,939	$311,377,948	1,643,704	$17,288,163	793,783	$6,678,263

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	12,109,384	$100,711,442	29,247,509	$439,909,498	293,902	$3,110,816	1,440,117	$12,053,270
Shares issued as reinvestment of distributions	490,431	3,550,718	340,752	5,336,723	149,757	1,591,470	88,468	739,903
Less shares redeemed	(7,834,348)	(61,190,244)	(6,157,961)	(99,349,663)	(141,983)	(1,521,899)	(628,524)	(4,792,085)

Net increase (decrease)	4,765,467	$43,071,916	23,430,300	$345,896,558	301,676	$3,180,387	900,061	$8,001,088

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	19,724	$149,509	33,097	$548,971	6,818	$73,094	1,670	$15,140
Shares issued as reinvestment of distributions	409	2,920	526	8,738	3,966	42,152	630	5,040
Less shares redeemed	(7,538)	(56,676)	(618)	(11,359)	(28)	(313)	—	—

Net increase (decrease)	12,595	$95,753	33,005	$546,350	10,756	$114,933	2,300	$20,180

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

Notes to Financial Statements ANNUAL REPORT	127

Notes to Financial Statements

	Market Neutral
	Income Fund

Class A	Shares	Dollars

Shares sold	46,832,843	$505,149,840
Shares issued as reinvestment of distributions	4,504,485	46,258,688
Less shares redeemed	(42,976,565)	(454,392,241)

Net increase (decrease)	8,360,763	$97,016,287

Class B	Shares	Dollars

Shares sold*	534,391	$5,808,556
Shares issued as reinvestment of distributions	162,233	1,742,203
Less shares redeemed	(1,633,535)	(18,152,232)

Net increase (decrease)	(936,911)	$(10,601,473)

Class C	Shares	Dollars

Shares sold	6,427,068	$70,266,215
Shares issued as reinvestment of distributions	1,398,089	14,533,129
Less shares redeemed	(11,803,611)	(125,764,067)

Net increase (decrease)	(3,978,454)	$(40,964,723)

Class I	Shares	Dollars

Shares sold	15,920,488	$171,365,199
Shares issued as reinvestment of distributions	563,424	5,757,710
Less shares redeemed	(9,640,735)	(100,972,405)

Net increase (decrease)	6,843,177	$76,150,504

Class R	Shares	Dollars

Shares sold	93,179	$1,035,249
Shares issued as reinvestment of distributions	897	9,223
Less shares redeemed	(17,637)	(189,615)

Net increase (decrease)	76,439	$854,857

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

128	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2008
	Growth Fund		Value Fund		Blue Chip Fund		Multi-Fund Blend

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	38,905,139	$2,016,857,167	514,793	$6,003,019	1,219,955	$14,117,641	846,648	$10,021,644
Shares issued in reinvestment of distributions	20,507,949	1,168,605,701	337,811	4,423,975	467,809	6,186,733	17,833	221,955
Less shares redeemed	(74,222,799)	(3,657,625,875)	(978,148)	(11,594,830)	(1,429,872)	(16,146,920)	(1,248,790)	(13,285,548)

Net Increase (decrease)	(14,809,711)	$(472,163,007)	(125,544)	$(1,167,836)	257,892	$4,157,454	(384,309)	$(3,041,949)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	1,127,643	$60,825,436	54,884	$586,919	96,706	$1,013,257	62,709	$703,012
Shares issued in reinvestment of distributions	2,115,716	122,697,806	46,140	575,331	30,089	387,251	2,286	27,863
Less shares redeemed	(4,079,140)	(199,981,305)	(240,743)	(2,721,240)	(168,574)	(1,919,599)	(131,307)	(1,380,691)

Net Increase (decrease)	(835,781)	$(16,458,063)	(139,719)	$(1,558,990)	(41,779)	$(519,091)	(66,312)	$(649,816)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	8,682,532	$428,209,243	172,276	$1,852,343	287,368	$3,041,799	232,956	$2,706,082
Shares issued in reinvestment of distributions	5,888,206	312,507,890	60,668	756,483	45,907	590,826	6,332	77,191
Less shares redeemed	(13,945,941)	(621,471,324)	(395,613)	(4,371,858)	(345,462)	(3,937,227)	(441,029)	(4,654,463)

Net Increase (decrease)	624,797	$119,245,809	(162,669)	$(1,763,032)	(12,187)	$(304,602)	(201,741)	$(1,871,190)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	13,291,372	$715,970,157	412,972	$5,228,219	128,387	$1,581,106	12,152	$131,507
Shares issued in reinvestment of distributions	330,229	20,334,403	97,300	1,296,511	167,661	2,232,893	120	1,501
Less shares redeemed	(3,182,735)	(163,857,549)	(539,497)	(6,148,447)	(139,070)	(1,642,209)	(5,658)	(64,770)

Net Increase (decrease)	10,438,866	$572,447,011	(29,225)	$376,283	156,978	$2,171,790	6,614	$68,238

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	25,707	$1,189,829	—	$—	3,611	$42,182	—	$—
Shares issued in reinvestment of distributions	768	43,720	568	7,431	538	7,103	99	1,227
Less shares redeemed	(7,904)	(350,904)	—	—	—	—	—	—

Net Increase (decrease)	18,571	$882,645	568	$7,431	4,149	$49,285	99	$1,227

Total Increase (decrease)	(4,563,258)	$203,954,395	(456,589)	$(4,106,144)	365,053	$5,554,836	(645,649)	$(5,493,490)

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

Notes to Financial Statements ANNUAL REPORT	129

Notes to Financial Statements

	International		Evolving World				Growth and
	Growth Fund		Growth Fund		Global Equity Fund		Income Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	7,711,961	$119,845,475	162,900	$1,576,562	872,332	$10,155,415	15,946,637	$464,283,851
Shares issued in reinvestment of distributions	513,228	8,681,480	—	—	—	—	7,751,182	242,761,078
Less shares redeemed	(7,672,415)	(106,630,076)	—	—	(665,095)	(6,779,053)	(36,954,327)	(1,019,428,988)

Net Increase (decrease)	552,774	$21,896,879	162,900	$1,576,562	207,237	$3,376,362	(13,256,508)	$(312,384,059)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	306,209	$4,798,531	100,000	$1,000,000	62,697	$695,213	891,165	$29,832,671
Shares issued in reinvestment of distributions	61,571	1,027,014	—	—	—	—	1,047,417	37,177,684
Less shares redeemed	(692,167)	(9,086,209)	—	—	(35,251)	(359,089)	(4,246,133)	(132,266,872)

Net Increase (decrease)	(324,387)	$(3,260,664)	100,000	$1,000,000	27,446	$336,124	(2,307,551)	$(65,256,517)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,217,479	$19,323,004	100,299	$1,003,000	439,502	$4,995,832	7,124,325	$210,850,326
Shares issued in reinvestment of distributions	129,360	2,155,140	—	—	—	—	3,983,338	126,000,287
Less shares redeemed	(1,473,743)	(19,248,970)	—	—	(69,386)	(678,889)	(16,266,961)	(450,159,734)

Net Increase (decrease)	(126,904)	$2,229,174	100,299	$1,003,000	370,116	$4,316,943	(5,159,298)	$(113,309,121)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	433,074	$6,088,127	2,100,537	$21,005,150	68,219	$731,887	4,173,096	$106,639,958
Shares issued in reinvestment of distributions	350,194	5,939,315	—	—	—	—	477,599	14,579,305
Less shares redeemed	(220,606)	(2,988,216)	—	—	(14,725)	(155,406)	(2,810,420)	(79,565,643)

Net Increase (decrease)	562,662	$9,039,226	2,100,537	$21,005,150	53,494	$576,481	1,840,275	$41,653,620

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	36,128	$526,275	100,000	$1,000,000	—	$—	35,603	$937,207
Shares issued in reinvestment of distributions	274	4,629	—	—	—	—	515	15,236
Less shares redeemed	(34,026)	(514,466)	—	—	—	—	(6,593)	(155,466)

Net Increase (decrease)	2,376	$16,438	100,000	$1,000,000	—	$—	29,525	$796,977

Total Increase (decrease)	666,521	$29,921,053	2,563,736	$25,584,712	658,293	$8,605,910	(18,853,557)	$(448,499,100)

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

130	ANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	Global Growth				Total Return		High Yield
	and Income Fund		Convertible Fund		Bond Fund		Fund

A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	15,860,297	$169,891,814	4,327,663	$60,460,201	2,249,772	$23,105,015	4,418,552	$44,080,267
Shares issued in reinvestment of distributions	2,584,090	29,606,011	288,404	5,187,133	172,424	1,769,237	1,163,202	11,533,973
Less shares redeemed	(26,268,375)	(251,370,878)	(3,190,529)	(57,281,223)	(598,275)	(6,109,553)	(9,841,072)	(98,777,718)

Net Increase (decrease)	(7,823,988)	$(51,873,053)	1,425,538	$8,366,111	1,823,921	$18,764,699	(4,259,318)	$(43,163,478)

B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	1,478,384	$16,195,750	57,158	$1,112,765	1,442,263	$14,806,338	261,318	$2,603,396
Shares issued in reinvestment of distributions	323,926	3,824,508	64,975	1,678,410	11,845	121,161	116,110	1,192,296
Less shares redeemed	(2,293,984)	(23,345,826)	(1,364,294)	(29,062,724)	(371,063)	(3,784,628)	(807,321)	(7,934,662)

Net Increase (decrease)	(491,674)	$(3,325,568)	(1,242,161)	$(26,271,549)	1,083,045	$11,142,871	(429,893)	$(4,138,970)

C Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	8,923,843	$92,520,857	932,827	$13,506,076	2,223,032	$22,733,600	709,612	$6,929,302
Shares issued in reinvestment of distributions	1,528,207	16,958,006	177,814	3,895,410	14,467	147,438	207,182	2,114,487
Less shares redeemed	(11,472,999)	(105,496,752)	(2,352,268)	(42,561,930)	(449,906)	(4,563,285)	(1,359,743)	(13,211,602)

Net Increase (decrease)	(1,020,949)	$3,982,111	(1,241,627)	$(25,160,444)	1,787,593	$18,317,753	(442,949)	$(4,167,813)

I Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	7,766,618	$80,877,141	361,228	$5,528,498	54,674	$556,692	617,655	$5,574,596
Shares issued in reinvestment of distributions	1,086,910	12,572,309	11,679	243,109	141,761	1,455,416	51,243	512,058
Less shares redeemed	(6,639,859)	(65,820,774)	(144,087)	(2,424,867)	(18,274)	(185,545)	(374,085)	(3,673,771)

Net Increase (decrease)	2,213,669	$27,628,676	228,820	$3,346,740	178,161	$1,826,563	294,813	$2,412,883

R Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	18,558	$195,650	—	$—	—	$—	—	$—
Shares issued in reinvestment of distributions	598	6,835	144	3,015	3,826	39,300	936	9,271
Less shares redeemed	—	—	—	—	—	—	—	—

Net Increase (decrease)	19,156	$202,485	144	$3,015	3,826	$39,300	936	$9,271

Total Increase (decrease)	(7,103,786)	$(23,385,349)	(829,286)	$(39,716,127)	4,876,546	$50,091,186	(4,836,411)	$(49,048,107)

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

Notes to Financial Statements ANNUAL REPORT	131

Notes to Financial Statements

	Market Neutral
	Income Fund

A Shares	Shares	Dollars

Shares sold	45,925,882	$575,551,127
Shares issued in reinvestment of distributions	2,613,467	33,100,835
Less shares redeemed	(50,282,360)	(614,976,589)

Net Increase (decrease)	(1,743,011)	$(6,324,627)

B Shares	Shares	Dollars

Shares sold*	1,266,348	$16,643,055
Shares issued in reinvestment of distributions	76,191	1,012,018
Less shares redeemed	(1,299,819)	(16,809,256)

Net Increase (decrease)	42,720	$845,817

C Shares	Shares	Dollars

Shares sold	10,525,225	$134,989,687
Shares issued in reinvestment of distributions	689,431	8,873,879
Less shares redeemed	(12,519,720)	(155,577,984)

Net Increase (decrease)	(1,305,064)	$(11,714,418)

I Shares	Shares	Dollars

Shares sold	8,761,029	$104,151,978
Shares issued in reinvestment of distributions	121,228	1,491,599
Less shares redeemed	(1,330,775)	(14,893,422)

Net Increase (decrease)	7,551,482	$90,750,155

R Shares	Shares	Dollars

Shares sold	6,826	$84,037
Shares issued in reinvestment of distributions	339	4,286
Less shares redeemed	(285)	(3,217)

Net Increase (decrease)	6,880	$85,106

Total Increase (decrease)	4,553,007	$73,642,033

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

132	ANNUAL REPORT Notes to Financial Statements

Calamos Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$32.20	$70.29	$55.12	$58.31		$49.90	$47.62

Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.24)	(0.35)	(0.23)		(0.30)	(0.36)

Net realized and unrealized gain (loss)	8.54	(30.29)	17.49	(2.96)		11.05	2.78

Total from investment operations	8.40	(30.53)	17.14	(3.19)		10.75	2.42

Distributions:
Dividends from net investment income	—	—	—	—		—	—

Dividends from net realized gains	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$40.60	$32.20	$70.29	$55.12		$58.31	$49.90

Ratios and supplemental data:
Total return(b)	26.09%	(48.11%)	32.15%	(5.47%)		21.96%	5.08%

Net assets, end of period (000)	$5,017,458	$5,052,016	$12,068,660	$12,573,503		$14,242,247	$10,161,403

Ratio of net expenses to average net assets	1.32%	1.21%	1.20%	1.19	%(c)	1.20%	1.23%

Ratio of gross expenses to average net assets prior to expense reductions	1.33%	1.22%	1.21%	1.19	%(c)	1.20%	1.23%

Ratio of net investment income (loss) to average net assets	(0.44%)	(0.46%)	(0.61%)	(0.71	%)(c)	(0.55%)	(0.74%)

				April 1,
				2006
				through
	Year Ended October 31,			October 31,	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	52.3%	73.9%	75.8%	41.2%	74.7%	63.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	133

Calamos Growth Fund

	Class B
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$32.53	$71.41	$56.37	$59.91		$51.59	$49.59

Income from investment operations:
Net investment income (loss)(a)	(0.39)	(0.63)	(0.80)	(0.48)		(0.72)	(0.75)

Net realized and unrealized gain (loss)	8.58	(30.69)	17.81	(3.06)		11.38	2.89

Total from investment operations	8.19	(31.32)	17.01	(3.54)		10.66	2.14

Distributions:
Dividends from net investment income	—	—	—	—		—	—

Dividends from net realized gains	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$40.72	$32.53	$71.41	$56.37		$59.91	$51.59

Ratios and supplemental data:
Total return(b)	25.18%	(48.50%)	31.18%	(5.91%)		21.05%	4.31%

Net assets, end of period (000)	$593,604	$609,200	$1,396,806	$1,280,227		$1,424,960	$1,110,017

Ratio of net expenses to average net assets	2.07%	1.96%	1.95%	1.94	%(c)	1.95%	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	2.08%	1.97%	1.96%	1.94	%(c)	1.95%	1.98%

Ratio of net investment income (loss) to average net assets	(1.19%)	(1.21%)	(1.36%)	(1.46	%)(c)	(1.30%)	(1.49%)

	Class C
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$29.77	$66.05	$52.29	$55.57		$48.00	$46.15

Income from investment operations:
Net investment income (loss)(a)	(0.36)	(0.58)	(0.74)	(0.44)		(0.67)	(0.69)

Net realized and unrealized gain (loss)	7.85	(28.14)	16.47	(2.84)		10.58	2.68

Total from investment operations	7.49	(28.72)	15.73	(3.28)		9.91	1.99

Distributions:
Dividends from net investment income	—	—	—	—		—	—

Dividends from net realized gains	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$37.26	$29.77	$66.05	$52.29		$55.57	$48.00

Ratios and supplemental data:
Total return(b)	25.16%	(48.50%)	31.16%	(5.90%)		21.06%	4.31%

Net assets, end of period (000)	$1,720,775	$1,732,305	$3,801,620	$3,716,923		$4,152,698	$3,038,513

Ratio of net expenses to average net assets	2.07%	1.96%	1.95%	1.94	%(c)	1.95%	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	2.08%	1.97%	1.96%	1.94	%(c)	1.95%	1.98%

Ratio of net investment income (loss) to average net assets	(1.19%)	(1.21%)	(1.36%)	(1.46	%)(c)	(1.30%)	(1.49%)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

134	ANNUAL REPORT Financial Highlights

Calamos Growth Fund

	Class I
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$34.88	$75.28	$58.75	$62.06		$52.85	$50.30

Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.11)	(0.23)	(0.16)		(0.17)	(0.25)

Net realized and unrealized gain (loss)	9.28	(32.73)	18.73	(3.15)		11.72	2.94

Total from investment operations	9.21	(32.84)	18.50	(3.31)		11.55	2.69

Distributions:
Dividends from net investment income	—	—	—	—		—	—

Dividends from net realized gains	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$44.09	$34.88	$75.28	$58.75		$62.06	$52.85

Ratios and supplemental data:
Total return(b)	26.40%	(47.97%)	32.49%	(5.33%)		22.25%	5.35%

Net assets, end of period (000)	$652,733	$468,906	$226,225	$140,089		$198,409	$156,641

Ratio of net expenses to average net assets	1.07%	0.96%	0.95%	0.94	%(c)	0.95%	0.98%

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	0.97%	0.96%	0.94	%(c)	0.95%	0.98%

Ratio of net investment income (loss) to average net assets	(0.20%)	(0.21%)	(0.36%)	(0.46	%)(c)	(0.30%)	(0.49%)

	CLASS R
			March 1, 2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$32.05	$70.16	$53.60

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.25)	(0.35)	(0.36)

Net realized and unrealized gain (loss)	8.51	(30.20)	16.92

Total from investment operations	8.26	(30.55)	16.56

Distributions:
Dividends from net investment income	—	—	—

Dividends from net realized gains	—	(7.56)	—

Total distributions	—	(7.56)	—

Net asset value, end of year	$40.31	$32.05	$70.16

Ratios and supplemental data:
Total return(b)	25.77%	(48.24%)	30.90%

Net assets, end of year (000)	$3,872	$780	$404

Ratio of net expenses to average net assets	1.56%	1.46%	1.45	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.56%	1.47%	1.46	%(c)

Ratio of net investment income (loss) to average net assets	(0.73%)	(0.71%)	(0.86	%)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	135

Calamos Value Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$8.90	$14.68	$13.63	$13.03		$12.01	$11.27

Income from investment operations:
Net investment income (loss)	0.04 (a)	0.03 (a)	0.01 (a)	(0.00	)(a)**	0.01	0.02

Net realized and unrealized gain (loss)	1.64	(4.83)	1.73	0.60		1.51	0.72

Total from investment operations	1.68	(4.80)	1.74	0.60		1.52	0.74

Distributions:
Dividends from net investment income	(0.01)	(0.08)	—	—		—	—

Dividends from net realized gains	—	(0.90)	(0.69)	—		(0.50)	—

Total distributions	(0.01)	(0.98)	(0.69)	—		(0.50)	—

Net asset value, end of period	$10.57	$8.90	$14.68	$13.63		$13.03	$12.01

Ratios and supplemental data:
Total return(b)	18.85%	(34.79%)	13.33%	4.60%		12.91%	6.57%

Net assets, end of period (000)	$32,877	$45,372	$76,676	$101,016		$95,264	$88,040

Ratio of net expenses to average net assets	1.59%	1.48%	1.46%	1.46	%(c)	1.47%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.59%	1.49%	1.46%	1.46	%(c)	1.47%	1.61%

Ratio of net investment income (loss) to average net assets	0.50%	0.24%	0.05%	(0.04	%)(c)	0.10%	0.07%

				April 1,
				2006
				through
	Year Ended October 31,			October 31,	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	58.7%	61.0%	29.6%	35.7%	63.3%	50.3%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

136	ANNUAL REPORT Financial Highlights

Calamos Value Fund

	Class B
							April 1,
							2006
							through
	Year Ended October 31,						October 31,		Year Ended March 31,

	2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$8.46		$14.01		$13.13		$12.61		$11.73	$11.08

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)	(0.03)

Net realized and unrealized gain (loss)	1.54		(4.59)		1.66		0.58		1.45	0.68

Total from investment operations	1.52		(4.65)		1.57		0.52		1.38	0.65

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		(0.90)		(0.69)		—		(0.50)	—

Total distributions	—		(0.90)		(0.69)		—		(0.50)	—

Net asset value, end of period	$9.98		$8.46		$14.01		$13.13		$12.61	$11.73

Ratios and supplemental data:
Total return(b)	17.97%		(35.24%)		12.50%		4.12%		12.01%	5.87%

Net assets, end of period (000)	$5,145		$5,377		$10,867		$9,898		$9,205	$7,676

Ratio of net expenses to average net assets	2.34%		2.23%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of gross expenses to average net assets prior to expense reductions	2.34%		2.24%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of net investment income (loss) to average net assets	(0.29%)		(0.51%)		(0.70%)		(0.79	%)(c)	(0.65%)	(0.68%)

	Class C
							April 1,
							2006
							through
	Year Ended October 31,						October 31,		Year Ended March 31,

	2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$8.45		$14.00		$13.12		$12.60		$11.72	$11.08

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)	(0.04)

Net realized and unrealized gain (loss)	1.54		(4.59)		1.66		0.58		1.45	0.68

Total from investment operations	1.52		(4.65)		1.57		0.52		1.38	0.64

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		(0.90)		(0.69)		—		(0.50)	—

Total distributions	—		(0.90)		(0.69)		—		(0.50)	—

Net asset value, end of period	$9.97		$8.45		$14.00		$13.12		$12.60	$11.72

Ratios and supplemental data:
Total return(b)	17.99%		(35.27%)		12.51%		4.13%		12.02%	5.78%

Net assets, end of period (000)	$6,946		$7,295		$14,364		$15,621		$14,999	$12,991

Ratio of net expenses to average net assets	2.34%		2.23%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of gross expenses to average net assets prior to expense reductions	2.34%		2.24%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of net investment income (loss) to average net assets	(0.29%)		(0.51%)		(0.70%)		(0.79	%)(c)	(0.65%)	(0.68%)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	137

Calamos Value Fund

	Class I
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.05	$14.92	$13.81	$13.18		$12.11	$11.33

Income from investment operations:
Net investment income (loss)	0.06 (a)	0.06 (a)	0.04 (a)	0.02	(a)	0.04	0.03

Net realized and unrealized gain (loss)	1.67	(4.91)	1.76	0.61		1.53	0.75

Total from investment operations	1.73	(4.85)	1.80	0.63		1.57	0.78

Distributions:
Dividends from net investment income	(0.04)	(0.12)	—	—		—	—

Dividends from net realized gains	—	(0.90)	(0.69)	—		(0.50)	—

Total distributions	(0.04)	(1.02)	(0.69)	—		(0.50)	—

Net asset value, end of period	$10.74	$9.05	$14.92	$13.81		$13.18	$12.11

Ratios and supplemental data:
Total return(b)	19.23%	(34.64%)	13.60%	4.78%		13.22%	6.88%

Net assets, end of period (000)	$18,396	$17,711	$29,628	$6,951		$4,120	$3,174

Ratio of net expenses to average net assets	1.34%	1.23%	1.21%	1.21	%(c)	1.22%	1.36%

Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.24%	1.21%	1.21	%(c)	1.22%	1.36%

Ratio of net investment income (loss) to average net assets	0.69%	0.49%	0.30%	0.21	%(c)	0.35%	0.32%

	CLASS R
			March 1, 2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$8.87	$14.66	$13.18

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	(0.00)**	(0.02)

Net realized and unrealized gain (loss)	1.63	(4.82)	1.50

Total from investment operations	1.65	(4.82)	1.48

Distributions:
Dividends from net investment income	—	(0.07)	—

Dividends from net realized gains	—	(0.90)	—

Total distributions	—	(0.97)	—

Net asset value, end of year	$10.52	$8.87	$14.66

Ratios and supplemental data:
Total return(b)	18.60%	(34.96%)	11.23%

Net assets, end of year (000)	$86	$72	$111

Ratio of net expenses to average net assets	1.83%	1.73%	1.71	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.74%	1.71	%(c)

Ratio of net investment income (loss) to average net assets	0.18%	(0.01%)	(0.20	%)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

138	ANNUAL REPORT Financial Highlights

Calamos Blue Chip Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$8.91	$14.82	$12.75	$12.12		$10.91	$10.27

Income from investment operations:
Net investment income (loss)	0.06 (a)	0.06 (a)	0.04 (a)	0.02		0.02	0.02

Net realized and unrealized gain (loss)	1.58	(5.05)	2.11	0.61		1.19	0.63

Total from investment operations	1.64	(4.99)	2.15	0.63		1.21	0.65

Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.04)	—		—	(0.01)

Dividends from net realized gains	—	(0.89)	(0.04)	—		—	—

Total distributions	(0.04)	(0.92)	(0.08)	—		—	(0.01)

Net asset value, end of period	$10.51	$8.91	$14.82	$12.75		$12.12	$10.91

Ratios and supplemental data:
Total return(b)	18.50%	(35.66%)	16.93%	5.20%		11.09%	6.33%

Net assets, end of period (000)	$32,143	$67,229	$107,955	$105,014		$95,552	$76,809

Ratio of net expenses to average net assets	1.54%	1.45%	1.44%	1.43	%(c)	1.46%	1.70%

Ratio of gross expenses to average net assets prior to expense reductions	1.55%	1.46%	1.45%	1.43	%(c)	1.46%	1.70%

Ratio of net investment income (loss) to average net assets	0.72%	0.49%	0.33%	0.29	%(c)	0.16%	0.25%

				April 1,
				2006
				through
	Year Ended October 31,			October 31,	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	79.0%	39.8%	45.9%	25.5%	27.7%	37.6%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	139

Calamos Blue Chip Fund

	Class B
							April 1,
							2006
							through
	Year Ended October 31,						October 31,		Year Ended March 31,

	2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$8.63		$14.44		$12.49		$11.92		$10.82	$10.25

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.05)		(0.07)	(0.03)

Net realized and unrealized gain (loss)	1.53		(4.89)		2.05		0.62		1.17	0.60

Total from investment operations	1.51		(4.92)		1.99		0.57		1.10	0.57

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		(0.89)		(0.04)		—		—	—

Total distributions	—		(0.89)		(0.04)		—		—	—

Net asset value, end of period	$10.14		$8.63		$14.44		$12.49		$11.92	$10.82

Ratios and supplemental data:
Total return(b)	17.50%		(36.08%)		15.96%		4.78%		10.17%	5.56%

Net assets, end of period (000)	$5,087		$4,833		$8,694		$8,007		$8,452	$7,219

Ratio of net expenses to average net assets	2.29%		2.20%		2.19%		2.18	%(c)	2.21%	2.45%

Ratio of gross expenses to average net assets prior to expense reductions	2.29%		2.21%		2.20%		2.18	%(c)	2.21%	2.45%

Ratio of net investment income (loss) to average net assets	(0.25%)		(0.26%)		(0.42%)		(0.46	)%(c)	(0.59%)	(0.50%)

	Class C
							April 1,
							2006
							through
	Year Ended October 31,						October 31,		Year Ended March 31,

	2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$8.63		$14.45		$12.49		$11.93		$10.82	$10.25

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.04)		(0.07)	(0.03)

Net realized and unrealized gain (loss)	1.54		(4.90)		2.06		0.60		1.18	0.60

Total from investment operations	1.52		(4.93)		2.00		0.56		1.11	0.57

Distributions:
Dividends from net investment income	—		—		—		—		—	—

Dividends from net realized gains	—		(0.89)		(0.04)		—		—	—

Total distributions	—		(0.89)		(0.04)		—		—	—

Net asset value, end of period	$10.15		$8.63		$14.45		$12.49		$11.93	$10.82

Ratios and supplemental data:
Total return(b)	17.61%		(36.13%)		16.04%		4.69%		10.26%	5.56%

Net assets, end of period (000)	$10,359		$8,489		$14,389		$14,430		$14,233	$12,337

Ratio of net expenses to average net assets	2.29%		2.20%		2.19%		2.18	%(c)	2.21%	2.45%

Ratio of gross expenses to average net assets prior to expense reductions	2.29%		2.21%		2.20%		2.18	%(c)	2.21%	2.45%

Ratio of net investment income (loss) to average net assets	(0.25%)		(0.26%)		(0.42%)		(0.46	)%(c)	(0.59%)	(0.50%)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	ANNUAL REPORT Financial Highlights

Calamos Blue Chip Fund

	Class I
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$8.97	$14.90	$12.84	$12.19		$10.94	$10.28

Income from investment operations:
Net investment income (loss)	0.07 (a)	0.09 (a)	0.08 (a)	0.04		0.01	0.04

Net realized and unrealized gain (loss)	1.59	(5.06)	2.11	0.61		1.24	0.64

Total from investment operations	1.66	(4.97)	2.19	0.65		1.25	0.68

Distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.09)	—		—	(0.02)

Dividends from net realized gains	—	(0.89)	(0.04)	—		—	—

Total distributions	(0.07)	(0.96)	(0.13)	—		—	(0.02)

Net asset value, end of period	$10.56	$8.97	$14.90	$12.84		$12.19	$10.94

Ratios and supplemental data:
Total return(b)	18.74%	(35.44%)	17.15%	5.33%		11.43%	6.64%

Net assets, end of period (000)	$21,604	$22,337	$34,783	$19,153		$17,881	$2,686

Ratio of net expenses to average net assets	1.29%	1.20%	1.19%	1.18	%(c)	1.21%	1.45%

Ratio of gross expenses to average net assets prior to expense reductions	1.29%	1.21%	1.20%	1.18	%(c)	1.21%	1.45%

Ratio of net investment income (loss) to average net assets	0.76%	0.74%	0.58%	0.54	%(c)	0.41%	0.50%

	CLASS R
			March 1, 2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$8.88	$14.79	$12.80

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	0.03	0.01

Net realized and unrealized gain (loss)	1.60	(5.04)	1.98

Total from investment operations	1.62	(5.01)	1.99

Distributions:
Dividends from net investment income	(0.03)	(0.01)	—

Dividends from net realized gains	—	(0.89)	—

Total distributions	(0.03)	(0.90)	—

Net asset value, end of year	$10.47	$8.88	$14.79

Ratios and supplemental data:
Total return(b)	18.28%	(35.82%)	15.55%

Net assets, end of year (000)	$88	$106	$116

Ratio of net expenses to average net assets	1.79%	1.70%	1.69	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.71%	1.70	%(c)

Ratio of net investment income (loss) to average net assets	0.28%	0.24%	0.08	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	141

Calamos Multi-Fund Blend

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
					June 28,
					2006*
	Year Ended				through
	October 31,				October 31,

	2009	2008		2007	2006

Net asset value, beginning of period	$7.79	$13.44		$10.92	$10.00

Income from investment operations:
Net investment income (loss)	0.06 (a)	(0.02	)(a)	(0.04)	(0.01)

Net realized and unrealized gain (loss)	1.92	(5.47)		2.56	0.93

Total from investment operations	1.98	(5.49)		2.52	0.92

Distributions:
Dividends from net investment income	—	(0.06)		—	—

Dividends from net realized gains	—	(0.10)		—	—

Total distributions	—	(0.16)		—	—

Net asset value, end of period	$9.77	$7.79		$13.44	$10.92

Ratios and supplemental data:
Total return(b)	25.42%	(41.28%)		23.08%	9.20%

Net assets, end of period (000)	$8,298	$8,035		$19,034	$3,934

Ratio of net expenses to average net assets	0.50%	0.50%		0.50%	0.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.19%	0.76%		1.27%	10.91	%(c)

Ratio of net investment income (loss) to average net assets	0.72%	(0.17%)		(0.50%)	(0.50	%)(c)

				June 28,
				2006*
				through
	Year Ended October 31,			October 31,

	2009	2008	2007	2006

Portfolio turnover rate	40.5%	37.7%	9.9%	0.0%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

142	ANNUAL REPORT Financial Highlights

Calamos Multi-Fund Blend

	CLASS B
						June 28,
						2006*
	Year Ended					through
	October 31,					October 31,

	2009		2008		2007	2006

Net asset value, beginning of period	$7.69		$13.31		$10.89	$10.00

Income from investment operations:
Net investment income (loss)	(0.01	)(a)	(0.10	)(a)	(0.09)	(0.02)

Net realized and unrealized gain (loss)	1.89		(5.42)		2.51	0.91

Total from investment operations	1.88		(5.52)		2.42	0.89

Distributions:
Dividends from net investment income	—		—		—	—

Dividends from net realized gains	—		(0.10)		—	—

Total distributions	—		(0.10)		—	—

Net asset value, end of period	$9.57		$7.69		$13.31	$10.89

Ratios and supplemental data:
Total return(b)	24.45%		(41.73%)		22.22%	8.90%

Net assets, end of period (000)	$2,196		$2,248		$4,772	$715

Ratio of net expenses to average net assets	1.25%		1.25%		1.25%	1.25	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.94%		1.51%		2.02%	11.66	%(c)

Ratio of net investment income (loss) to average net assets	(0.14%)		(0.92%)		(1.25%)	(1.25	%)(c)

	CLASS C
						June 28,
						2006*
	Year Ended					through
	October 31,					October 31,

	2009		2008		2007	2006

Net asset value, beginning of period	$7.69		$13.31		$10.89	$10.00

Income from investment operations:
Net investment income (loss)	(0.01	)(a)	(0.10	)(a)	(0.10)	(0.02)

Net realized and unrealized gain (loss)	1.89		(5.42)		2.52	0.91

Total from investment operations	1.88		(5.52)		2.42	0.89

Distributions:
Dividends from net investment income	—		—		—	—

Dividends from net realized gains	—		(0.10)		—	—

Total distributions	—		(0.10)		—	—

Net asset value, end of period	$9.57		$7.69		$13.31	$10.89

Ratios and supplemental data:
Total return(b)	24.45%		(41.73%)		22.22%	8.90%

Net assets, end of period (000)	$6,301		$5,179		$11,648	$2,032

Ratio of net expenses to average net assets	1.25%		1.25%		1.25%	1.25	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.94%		1.51%		2.02%	11.66	%(c)

Ratio of net investment income (loss) to average net assets	(0.18%)		(0.92%)		(1.25%)	(1.25	%)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	143

Calamos Multi-Fund Blend

	CLASS I
				June 28,
				2006*
	Year Ended			through
	October 31,			October 31,

	2009	2008	2007	2006

Net asset value, beginning of period	$7.82	$13.48	$10.93	$10.00

Income from investment operations:
Net investment income (loss)	0.06 (a)	0.01 (a)	(0.02)	(0.00	)**

Net realized and unrealized gain (loss)	1.95	(5.49)	2.57	0.93

Total from investment operations	2.01	(5.48)	2.55	0.93

Distributions:
Dividends from net investment income	—	(0.08)	—	—

Dividends from net realized gains	—	(0.10)	—	—

Total distributions	—	(0.18)	—	—

Net asset value, end of period	$9.83	$7.82	$13.48	$10.93

Ratios and supplemental data:
Total return(b)	25.70%	(41.13%)	23.33%	9.30%

Net assets, end of period (000)	$220	$122	$121	$23

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.92%	0.51%	1.02%	10.66	%(c)

Ratio of net investment income (loss) to average net assets	0.70%	0.08%	(0.25%)	(0.25	%)(c)

	CLASS R
				March 1, 2007*
	Year Ended			through
	October 31,			October 31,

	2009	2008		2007

Net asset value, beginning of year	$7.77	$13.42		$11.14

Income (loss) from investment operations:
Net investment income (loss)	0.02 (a)	(0.05	)(a)	(0.06)

Net realized and unrealized gain (loss)	1.93	(5.47)		2.34

Total from investment operations	1.95	(5.52)		2.28

Distributions:
Dividends from net investment income	—	(0.03)		—

Dividends from net realized gains	—	(0.10)		—

Total distributions	—	(0.13)		—

Net asset value, end of year	$9.72	$7.77		$13.42

Ratios and supplemental data:
Total return(b)	25.10%	(41.46%)		20.47%

Net assets, end of year (000)	$88	$71		$120

Ratio of net expenses to average net assets	0.75%	0.75%		0.75	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.01%		1.52	%(c)

Ratio of net investment income (loss) to average net assets	0.26%	(0.42%)		(0.75	%)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

144	ANNUAL REPORT Financial Highlights

Calamos International Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				April 1,			March 16,
				2006			2005*
				through		Year Ended	through
	Year Ended October 31,			October 31,		March 31,	March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$8.90	$19.16	$13.34	$13.10		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	0.03 (a)	0.04 (a)	0.06	0.03		0.07	0.01

Net realized and unrealized gain (loss)	3.71	(9.61)	5.85	0.21		3.33	(0.25)

Total from investment operations	3.74	(9.57)	5.91	0.24		3.40	(0.24)

Distributions:
Dividends from net investment income	—	(0.08)	(0.05)	—		(0.06)	—

Dividends from net realized gains	—	(0.61)	(0.04)	—		—	—

Total distributions	—	(0.69)	(0.09)	—		(0.06)	—

Net asset value, end of period	$12.64	$8.90	$19.16	$13.34		$13.10	$9.76

Ratios and supplemental data:
Total return(b)	42.02%	(51.67%)	44.59%	1.83%		34.87%	(2.40%)

Net assets, end of period (000)	$112,647	$130,686	$270,864	$163,662		$127,471	$43,722

Ratio of net expenses to average net assets	1.62%	1.48%	1.49%	1.52	%(c)	1.62%	1.75	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.62%	1.48%	1.49%	1.53	%(c)	1.62%	3.00	%(c)

Ratio of net investment income (loss) to average net assets	0.35%	0.25%	0.40%	0.49	%(c)	0.80%	2.00	%(c)

				April 1,		March 16,
				2006		2005*
				through	Year Ended	through
	Year Ended March 31,			October 31,	October 31,	March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	86.9%	87.7%	80.1%	39.5%	49.3%	0.0%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	145

Calamos International Growth Fund

	CLASS B
						April 1,			March 16,
						2006			2005*
						through		Year Ended	through
	Year Ended October 31,					October 31,		March 31,	March 31,

	2009		2008		2007	2006		2006	2005

Net asset value, beginning of period	$8.74		$18.88		$13.20	$13.02		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.01	0.01

Net realized and unrealized gain (loss)	3.61		(9.46)		5.76	0.19		3.29	(0.25)

Total from investment operations	3.58		(9.53)		5.72	0.18		3.30	(0.24)

Distributions:
Dividends from net investment income	—		—		—	—		(0.04)	—

Dividends from net realized gains	—		(0.61)		(0.04)	—		—	—

Total distributions	—		(0.61)		(0.04)	—		(0.04)	—

Net asset value, end of period	$12.32		$8.74		$18.88	$13.20		$13.02	$9.76

Ratios and supplemental data:
Total return(b)	40.96%		(52.02%)		43.49%	1.38%		33.81%	(2.40%)

Net assets, end of period (000)	$17,019		$15,978		$40,659	$19,227		$11,928	$98

Ratio of net expenses to average net assets	2.37%		2.23%		2.24%	2.27	%(c)	2.37%	2.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.38%		2.23%		2.24%	2.28	%(c)	2.37%	3.75	%(c)

Ratio of net investment income (loss) to average net assets	(0.34%)		(0.50%)		(0.35%)	(0.26	%)(c)	0.05%	1.25	%(c)

	CLASS C
						April 1,			March 16,
						2006			2005*
						through		Year Ended	through
	Year Ended October 31,					October 31,		March 31,	March 31,

	2009		2008		2007	2006		2006	2005

Net asset value, beginning of period	$8.72		$18.85		$13.18	$13.00		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.02	0.01

Net realized and unrealized gain (loss)	3.61		(9.45)		5.75	0.19		3.27	(0.25)

Total from investment operations	3.58		(9.52)		5.71	0.18		3.29	(0.24)

Distributions:
Dividends from net investment income	—		—		—	—		(0.05)	—

Dividends from net realized gains	—		(0.61)		(0.04)	—		—	—

Total distributions	—		(0.61)		(0.04)	—		(0.05)	—

Net asset value, end of period	$12.30		$8.72		$18.85	$13.18		$13.00	$9.76

Ratios and supplemental data:
Total return(b)	41.06%		(52.05%)		43.48%	1.38%		33.73%	(2.40%)

Net assets, end of period (000)	$43,138		$43,401		$96,202	$56,899		$38,959	$98

Ratio of net expenses to average net assets	2.37%		2.23%		2.24%	2.27	%(c)	2.37%	2.50%

Ratio of gross expenses to average net assets prior to expense reductions	2.37%		2.23%		2.24%	2.28	%(c)	2.37%	3.75%

Ratio of net investment income (loss) to average net assets	(0.36%)		(0.50%)		(0.35%)	(0.26	%)(c)	0.05%	1.25%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	ANNUAL REPORT Financial Highlights

Calamos International Growth Fund

	CLASS I
				April 1,			March 16,
				2006			2005*
				through		Year Ended	through
	Year Ended October 31,			October 31,		March 31,	March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$8.93	$19.22	$13.37	$13.11		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	0.05 (a)	0.08 (a)	0.07	0.05		0.09	0.01

Net realized and unrealized gain (loss)	3.74	(9.65)	5.90	0.21		3.33	(0.25)

Total from investment operations	3.79	(9.57)	5.97	0.26		3.42	(0.24)

Distributions:
Dividends from net investment income	—	(0.11)	(0.08)	—		(0.07)	—

Dividends from net realized gains	—	(0.61)	(0.04)	—		—	—

Total distributions	—	(0.72)	(0.12)	—		(0.07)	—

Net asset value, end of period	$12.72	$8.93	$19.22	$13.37		$13.11	$9.76

Ratios and supplemental data:
Total return(b)	42.44%	(51.56%)	45.01%	1.98%		35.13%	(2.40%)

Net assets, end of period (000)	$42,392	$78,423	$157,986	$59,108		$52,011	$6,835

Ratio of net expenses to average net assets	1.35%	1.23%	1.24%	1.27	%(c)	1.37%	1.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.23%	1.24%	1.28	%(c)	1.37%	2.75	%(c)

Ratio of net investment income (loss) to average net assets	0.51%	0.50%	0.65%	0.74	%(c)	1.05%	2.25	%(c)

	Class R
					March 1,
					2007*
					through
	Year Ended October 31,				October 31,

	2009		2008		2007

Net asset value, beginning of year	$8.88		$19.13		$14.19

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)**	0.00	(a)**	0.02

Net realized and unrealized gain (loss)	3.70		(9.59)		4.92

Total from investment operations	3.70		(9.59)		4.94

Distributions:
Dividends from net investment income	—		(0.05)		—

Dividends from net realized gains	—		(0.61)		—

Total distributions	—		(0.66)		—

Net asset value, end of year	$12.58		$8.88		$19.13

Ratios and supplemental data:
Total return(b)	41.67%		(51.78%)		34.81%

Net assets, end of year (000)	$598		$83		$135

Ratio of net expenses to average net assets	1.89%		1.73%		1.74	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.89%		1.73%		1.74	%(c)

Ratio of net investment income (loss) to average net assets	0.02%		0.00%		0.15	%(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	147

Calamos Evolving World Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
		August 15,
	Year	2008*
	Ended	through
	October 31,	October 31,

	2009	2008

Net asset value, beginning of period	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.12	0.01

Net realized and unrealized gain (loss)	2.91	(2.68)

Total from investment operations	3.03	(2.67)

Distributions:
Dividends from net investment income	(0.06)	—

Dividends from net realized gains	—	—

Total distributions	(0.06)	—

Net asset value, end of period	$10.30	$7.33

Ratios and supplemental data:
Total return(b)	41.76%	(26.70%)

Net assets, end of period (000)	$15,276	$1,194

Ratio of net expenses to average net assets	1.75%	1.68	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	3.01	%(c)

Ratio of net investment income (loss) to average net assets	1.31%	0.71	%(c)

		August 15,
	Year	2008*
	Ended	through
	October 31,	October 31,

	2009	2008

Portfolio turnover rate	73.5%	1.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

148	ANNUAL REPORT Financial Highlights

Calamos Evolving World Growth Fund

	CLASS B			CLASS C
		August 15,			August 15,
	Year	2008*		Year	2008*
	Ended	through		Ended	through
	October 31,	October 31,		October 31,	October 31,

	2009	2008		2009	2008

Net asset value, beginning of period	$7.32	$10.00		$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.07	(0.00	)**	0.07	(0.00	)**

Net realized and unrealized gain (loss)	2.89	(2.68)		2.89	(2.68)

Total from investment operations	2.96	(2.68)		2.96	(2.68)

Distributions:
Dividends from net investment income	(0.04)	—		(0.04)	—

Dividends from net realized gains	—	—		—	—

Total distributions	(0.04)	—		(0.04)	—

Net asset value, end of period	$10.24	$7.32		$10.24	$7.32

Ratios and supplemental data:
Total return(b)	40.71%	(26.80%)		40.71%	(26.80%)

Net assets, end of period (000)	$1,349	$732		$1,431	$734

Ratio of net expenses to average net assets	2.49%	2.43	%(c)	2.49%	2.43	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.95%	3.76	%(c)	2.95%	3.76	%(c)

Ratio of net investment income (loss) to average net assets	0.83%	(0.04	%)(c)	0.82%	(0.04	%)(c)

	CLASS I			CLASS R
		August 15,			August 15,
	Year	2008*		Year	2008*
	Ended	through		Ended	through
	October 31,	October 31,		October 31,	October 31,

	2009	2008		2009	2008

Net asset value, beginning of period	$7.33	$10.00		$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.15	0.02		0.11	0.01

Net realized and unrealized gain (loss)	2.91	(2.69)		2.89	(2.68)

Total from investment operations	3.06	(2.67)		3.00	(2.67)

Distributions:
Dividends from net investment income	(0.07)	—		(0.05)	—

Dividends from net realized gains	—	—		—	—

Total distributions	(0.07)	—		(0.05)	—

Net asset value, end of period	$10.32	$7.33		$10.28	$7.33

Ratios and supplemental data:
Total return(b)	42.14%	(26.70%)		41.32%	(26.70%)

Net assets, end of period (000)	$24,132	$15,404		$1,040	$732

Ratio of net expenses to average net assets	1.49%	1.43	%(c)	1.99%	1.93	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	2.76	%(c)	2.49%	3.26	%(c)

Ratio of net investment income (loss) to average net assets	1.86%	0.96	%(c)	1.37%	0.46	%(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	149

Calamos Global Equity Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			March 1,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of period	$7.16	$13.44	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	2.33	(6.22)	3.46

Total from investment operations	2.30	(6.28)	3.44

Distributions:
Dividends from net investment income	(0.33)	—	—

Dividends from net realized gains	—	—	—

Return of capital	(0.01)	—	—

Total distributions	(0.34)	—	—

Net asset value, end of period	$9.12	$7.16	$13.44

Ratios and supplemental data:
Total return(b)	34.24%	(46.73%)	34.40%

Net assets, end of period (000)	$21,162	$23,904	$42,097

Ratio of net expenses to average net assets	1.95%	1.82%	1.75	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.05%	1.82%	1.92	%(c)

Ratio of net investment income (loss) to average net assets	(0.45%)	(0.52%)	(0.30	%)(c)

			March 1,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Portfolio turnover rate	101.6%	83.7%	45.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

150	ANNUAL REPORT Financial Highlights

Calamos Global Equity Fund

	CLASS B				CLASS C
			March 1,				March 1,
			2007*				2007*
	Year Ended		through		Year Ended		through
	October 31,		October 31,		October 31,		October 31,

	2009	2008	2007		2009	2008	2007

Net asset value, beginning of period	$7.06	$13.36	$10.00		$7.07	$13.37	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.14)	(0.08)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	2.33	(6.16)	3.44		2.32	(6.16)	3.45

Total from investment operations	2.24	(6.30)	3.36		2.23	(6.30)	3.37

Distributions:
Dividends from net investment income	(0.27)	—	—		(0.29)	—	—

Dividends from net realized gains	—	—	—		—	—	—

Return of capital	(0.01)	—	—		(0.01)	—	—

Total distributions	(0.28)	—	—		(0.30)	—	—

Net asset value, end of period	$9.02	$7.06	$13.36		$9.00	$7.07	$13.37

Ratios and supplemental data:
Total return(b)	33.48%	(47.16%)	33.60%		33.29%	(47.12%)	33.70%

Net assets, end of period (000)	$2,125	$1,531	$2,529		$4,490	$4,339	$3,261

Ratio of net expenses to average net assets	2.71%	2.57%	2.50	%(c)	2.70%	2.57%	2.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.81%	2.57%	2.67	%(c)	2.81%	2.57%	2.67	%(c)

Ratio of net investment income (loss) to average net assets	(1.18%)	(1.27%)	(1.05	%)(c)	(1.22%)	(1.27%)	(1.05	%)(c)

	CLASS I				CLASS R
			March 1,				March 1,
			2007*				2007*
			through		Year Ended		through
	Year Ended October 31,		October 31,		October 31,		October 31,

	2009	2008	2007		2009	2008	2007

Net asset value, beginning of period	$7.19	$13.46	$10.00		$7.13	$13.41	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.01)	(0.03)	(0.00	)**	(0.05)	(0.08)	(0.04)

Net realized and unrealized gain (loss)	2.34	(6.24)	3.46		2.32	(6.20)	3.45

Total from investment operations	2.33	(6.27)	3.46		2.27	(6.28)	3.41

Distributions:
Dividends from net investment income	(0.38)	—	—		(0.32)	—	—

Dividends from net realized gains	—	—	—		—	—	—

Return of capital	(0.01)	—	—		(0.01)	—	—

Total distributions	(0.39)	—	—		(0.33)	—	—

Net asset value, end of period	$9.13	$7.19	$13.46		$9.07	$7.13	$13.41

Ratios and supplemental data:
Total return(b)	34.70%	(46.58%)	34.60%		33.92%	(46.83%)	34.10%

Net assets, end of period (000)	$4,724	$3,436	$5,714		$962	$713	$1,341

Ratio of net expenses to average net assets	1.70%	1.57%	1.50	%(c)	2.20%	2.07%	2.00	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.81%	1.57%	1.67	%(c)	2.31%	2.07%	2.17	%(c)

Ratio of net investment income (loss) to average net assets	(0.18%)	(0.27%)	(0.05	%)(c)	(0.68%)	(0.77%)	(0.55	%)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	151

Calamos Growth and Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$21.13	$35.83	$32.71	$32.64		$29.40	$28.71

Income from investment operations:
Net investment income (loss)	0.62 (a)	0.37 (a)	0.32	0.27		0.42	0.40

Net realized and unrealized gain (loss)	6.17	(12.09)	5.04	0.25		4.18	0.85

Total from investment operations	6.79	(11.72)	5.36	0.52		4.60	1.25

Distributions:
Dividends from net investment income	(0.43)	(0.52)	(0.50)	(0.45)		(0.60)	(0.40)

Dividends from net realized gains	—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.43)	(2.98)	(2.24)	(0.45)		(1.36)	(0.56)

Net asset value, end of period	$27.49	$21.13	$35.83	$32.71		$32.64	$29.40

Ratios and supplemental data:
Total return(b)	32.49%	(35.31%)	17.38%	1.66%		16.01%	4.40%

Net assets, end of period (000)	$1,748,479	$1,749,433	$3,441,626	$3,536,121		$3,352,933	$2,580,205

Ratio of net expenses to average net assets	1.12%	1.06%	1.06%	1.05	%(c)	1.06%	1.08%

Ratio of gross expenses to average net assets prior to expense reductions	1.12%	1.07%	1.06%	1.05	%(c)	1.06%	1.08%

Ratio of net investment income (loss) to average net assets	2.69%	1.26%	1.16%	1.35	%(c)	1.31%	1.42%

				April 1,
				2006
				through
	Year Ended October 31,			October, 31	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	66.2%	83.4%	66.0%	42.2%	65.4%	65.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	ANNUAL REPORT Financial Highlights

Calamos Growth and Income Fund

	CLASS B
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$23.85	$40.09	$36.32	$36.15		$32.42	$31.66

Income from investment operations:
Net investment income (loss)	0.50 (a)	0.17 (a)	0.12	0.12		0.19	0.19

Net realized and unrealized gain (loss)	6.97	(13.63)	5.60	0.30		4.64	0.95

Total from investment operations	7.47	(13.46)	5.72	0.42		4.83	1.14

Distributions:
Dividends from net investment income	(0.22)	(0.32)	(0.21)	(0.25)		(0.34)	(0.22)

Dividends from net realized gains	—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.22)	(2.78)	(1.95)	(0.25)		(1.10)	(0.38)

Net asset value, end of period	$31.10	$23.85	$40.09	$36.32		$36.15	$32.42

Ratios and supplemental data:
Total return(b)	31.48%	(35.80%)	16.53%	1.21%		15.15%	3.62%

Net assets, end of period (000)	$376,111	$385,128	$739,884	$736,256		$742,721	$639,253

Ratio of net expenses to average net assets	1.87%	1.81%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.82%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of net investment income (loss) to average net assets	1.95%	0.51%	0.41%	0.60	%(c)	0.56%	0.67%

	CLASS C
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$21.23	$36.05	$32.89	$32.78		$29.53	$28.90

Income from investment operations:
Net investment income (loss)	0.45 (a)	0.15 (a)	0.10	0.13		0.20	0.19

Net realized and unrealized gain (loss)	6.19	(12.16)	5.05	0.26		4.19	0.84

Total from investment operations	6.64	(12.01)	5.15	0.39		4.39	1.03

Distributions:
Dividends from net investment income	(0.25)	(0.35)	(0.25)	(0.28)		(0.38)	(0.24)

Dividends from net realized gains	—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.25)	(2.81)	(1.99)	(0.28)		(1.14)	(0.40)

Net asset value, end of period	$27.62	$21.23	$36.05	$32.89		$32.78	$29.53

Ratios and supplemental data:
Total return(b)	31.49%	(35.82%)	16.53%	1.20%		15.16%	3.59%

Net assets, end of period (000)	$1,263,459	$1,212,715	$2,244,752	$2,178,512		$2,095,534	$1,615,096

Ratio of net expenses to average net assets	1.87%	1.81%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of gross expenses to average net assets prior to expense reductions	1.87%	1.82%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of net investment income (loss) to average net assets	1.94%	0.51%	0.41%	0.60	%(c)	0.56%	0.67%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	153

Calamos Growth and Income Fund

	CLASS I
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$20.69	$35.13	$32.11	$32.06		$28.90	$28.21

Income from investment operations:
Net investment income (loss)	0.68 (a)	0.42 (a)	0.46	0.32		0.51	0.45

Net realized and unrealized gain (loss)	6.01	(11.82)	4.88	0.24		4.08	0.85

Total from investment operations	6.69	(11.40)	5.34	0.56		4.59	1.30

Distributions:
Dividends from net investment income	(0.49)	(0.58)	(0.58)	(0.51)		(0.67)	(0.45)

Dividends from net realized gains	—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.49)	(3.04)	(2.32)	(0.51)		(1.43)	(0.61)

Net asset value, end of period	$26.89	$20.69	$35.13	$32.11		$32.06	$28.90

Ratios and supplemental data:
Total return(b)	32.75%	(35.14%)	17.70%	1.78%		16.33%	4.67%

Net assets, end of period (000)	$352,451	$140,308	$173,650	$153,049		$142,702	$82,793

Ratio of net expenses to average net assets	0.87%	0.81%	0.81%	0.80	%(c)	0.81%	0.83%

Ratio of gross expenses to average net assets prior to expense reductions	0.87%	0.82%	0.81%	0.80	%(c)	0.81%	0.83%

Ratio of net investment income (loss) to average net assets	2.92%	1.51%	1.41%	1.60	%(c)	1.56%	1.67%

	CLASS R
			March 1,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$21.08	$35.80	$31.32

Income (loss) from investment operations:
Net investment income (loss)	0.56 (a)	0.28 (a)	0.20

Net realized and unrealized gain (loss)	6.14	(12.05)	4.57

Total from investment operations	6.70	(11.77)	4.77

Distributions:
Dividends from net investment income	(0.39)	(0.49)	(0.29)

Dividends from net realized gains	—	(2.46)	—

Total distributions	(0.39)	(2.95)	(0.29)

Net asset value, end of year	$27.39	$21.08	$35.80

Ratios and supplemental data:
Total return(b)	32.11%	(35.49%)	15.32%

Net assets, end of year (000)	$2,636	$690	$115

Ratio of net expenses to average net assets	1.36%	1.31%	1.31	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.32%	1.31	%(c)

Ratio of net investment income (loss) to average net assets	2.35%	1.01%	0.91	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

154	ANNUAL REPORT Financial Highlights

Calamos Global Growth and Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.35	$12.83	$10.50	$10.18		$8.27	$8.04

Income from investment operations:
Net investment income (loss)(a)	0.21	0.12	0.07	0.04		0.12	0.14

Net realized and unrealized gain (loss)	1.87	(4.88)	2.60	0.38		2.19	0.09

Total from investment operations	2.08	(4.76)	2.67	0.42		2.31	0.23

Distributions:
Dividends from net investment income	(0.23)	—	—	(0.10)		(0.24)	—

Dividends from net realized gains	—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.23)	(0.72)	(0.34)	(0.10)		(0.40)	—

Net asset value, end of period	$9.20	$7.35	$12.83	$10.50		$10.18	$8.27

Ratios and supplemental data:
Total return(b)	29.16%	(39.08%)	26.17%	4.19%		28.25%	2.90%

Net assets, end of period (000)	$273,281	$300,563	$625,429	$451,280		$387,476	$183,797

Ratio of net expenses to average net assets	1.44%	1.36%	1.38%	1.41	%(c)	1.44%	1.51%

Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.36%	1.38%	1.42	%(c)	1.44%	1.51%

Ratio of net investment income (loss) to average net assets	2.66%	1.12%	0.61%	0.67	%(c)	1.29%	1.78%

				April 1,
				2006
				through
	Year Ended October 31,			October, 31	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	97.3%	117.7%	83.3%	42.2%	59.0%	45.5%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	155

Calamos Global Growth and Income Fund

	CLASS B
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.52	$13.21	$10.88	$10.57		$8.60	$8.43

Income from investment operations:
Net investment income (loss)(a)	0.15	0.04	(0.02)	(0.01)		0.05	0.09

Net realized and unrealized gain (loss)	1.91	(5.01)	2.69	0.40		2.28	0.08

Total from investment operations	2.06	(4.97)	2.67	0.39		2.33	0.17

Distributions:
Dividends from net investment income	(0.21)	—	—	(0.08)		(0.20)	—

Dividends from net realized gains	—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.21)	(0.72)	(0.34)	(0.08)		(0.36)	—

Net asset value, end of period	$9.37	$7.52	$13.21	$10.88		$10.57	$8.60

Ratios and supplemental data:
Total return(b)	28.21%	(39.57%)	25.23%	3.75%		27.39%	2.06%

Net assets, end of period (000)	$50,466	$52,729	$99,134	$61,675		$52,547	$24,378

Ratio of net expenses to average net assets	2.19%	2.11%	2.13%	2.16	%(c)	2.19%	2.26%

Ratio of gross expenses to average net assets prior to expense reductions	2.19%	2.11%	2.13%	2.17	%(c)	2.19%	2.26%

Ratio of net investment income (loss) to average net assets	1.93%	0.37%	(0.14%)	(0.08	%)(c)	0.54%	1.03%

	CLASS C
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.06	$12.45	$10.27	$9.99		$8.15	$7.98

Income from investment operations:
Net investment income (loss)(a)	0.14	0.04	(0.02)	(0.00	)**	0.05	0.08

Net realized and unrealized gain (loss)	1.79	(4.71)	2.54	0.37		2.15	0.09

Total from investment operations	1.93	(4.67)	2.52	0.37		2.20	0.17

Distributions:
Dividends from net investment income	(0.21)	—	—	(0.09)		(0.20)	—

Dividends from net realized gains	—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.21)	(0.72)	(0.34)	(0.09)		(0.36)	—

Net asset value, end of period	$8.78	$7.06	$12.45	$10.27		$9.99	$8.15

Ratios and supplemental data:
Total return(b)	28.23%	(39.58%)	25.27%	3.69%		27.31%	2.17%

Net assets, end of period (000)	$235,776	$236,088	$429,028	$273,198		$221,122	$101,794

Ratio of net expenses to average net assets	2.19%	2.11%	2.13%	2.16	%(c)	2.19%	2.26%

Ratio of gross expenses to average net assets prior to expense reductions	2.19%	2.11%	2.13%	2.17	%(c)	2.19%	2.26%

Ratio of net investment income (loss) to average net assets	1.91%	0.37%	(0.14%)	(0.08	%)(c)	0.54%	1.03%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	ANNUAL REPORT Financial Highlights

Calamos Global Growth and Income Fund

	CLASS I
				April 1,
				2006
				through		Year Ended
	Year Ended October 31,			October 31,		March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.43	$12.94	$10.57	$10.23		$8.30	$8.05

Income from investment operations:
Net investment income (loss)(a)	0.23	0.14	0.10	0.05		0.15	0.16

Net realized and unrealized gain (loss)	1.90	(4.93)	2.61	0.40		2.19	0.09

Total from investment operations	2.13	(4.79)	2.71	0.45		2.34	0.25

Distributions:
Dividends from net investment income	(0.23)	—	—	(0.11)		(0.25)	—

Dividends from net realized gains	—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.23)	(0.72)	(0.34)	(0.11)		(0.41)	—

Net asset value, end of period	$9.33	$7.43	$12.94	$10.57		$10.23	$8.30

Ratios and supplemental data:
Total return(b)	29.62%	(38.97%)	26.38%	4.43%		28.56%	3.15%

Net assets, end of period (000)	$227,445	$145,751	$225,092	$37,758		$28,532	$4,645

Ratio of net expenses to average net assets	1.18%	1.11%	1.13%	1.16	%(c)	1.19%	1.26%

Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.11%	1.13%	1.17	%(c)	1.19%	1.26%

Ratio of net investment income (loss) to average net assets	2.82%	1.37%	0.86%	0.92	%(c)	1.54%	2.03%

	CLASS R
			March 1,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$7.32	$12.81	$10.63

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.09	0.03

Net realized and unrealized gain (loss)	1.87	(4.86)	2.15

Total from investment operations	2.06	(4.77)	2.18

Distributions:
Dividends from net investment income	(0.22)	—	—

Dividends from net realized gains	—	(0.72)	—

Total distributions	(0.22)	(0.72)	—

Net asset value, end of year	$9.16	$7.32	$12.81

Ratios and supplemental data:
Total return(b)	29.06%	(39.23%)	20.51%

Net assets, end of year (000)	$377	$209	$121

Ratio of net expenses to average net assets	1.69%	1.61%	1.63	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.69%	1.61%	1.63	%(c)

Ratio of net investment income (loss) to average net assets	2.41%	0.87%	0.36	%(c)

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	157

Calamos Convertible Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$14.13	$20.77	$19.98	$19.98		$20.42	$22.18

Income from investment operations:
Net investment income (loss)	0.56 (a)	0.42 (a)	0.41 (a)	0.20	(a)	0.33	0.40

Net realized and unrealized gain (loss)	4.15	(6.52)	2.33	0.32		1.78	(0.76)

Total from investment operations	4.71	(6.10)	2.74	0.52		2.11	(0.36)

Distributions:
Dividends from net investment income	(0.50)	(0.48)	(0.86)	(0.52)		(0.93)	(0.36)

Dividends from net realized gains	(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.53)	(0.54)	(1.95)	(0.52)		(2.55)	(1.40)

Net asset value, end of period	$18.31	$14.13	$20.77	$19.98		$19.98	$20.42

Ratios and supplemental data:
Total return(b)	34.00%	(30.12%)	14.80%	2.70%		10.97%	(1.69%)

Net assets, end of period (000)	$1,822,596	$222,243	$297,122	$356,203		$400,392	$498,262

Ratio of net expenses to average net assets	1.10%	1.14%	1.13%	1.12	%(c)	1.12%	1.11%

Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.15%	1.13%	1.12	%(c)	1.12%	1.11%

Ratio of net investment income (loss) to average net assets	3.37%	2.22%	2.11%	1.78	%(c)	1.85%	1.80%

				April 1,
				2006
				through
	Year Ended October 31,			October 31,	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	45.7%	90.9%	92.7%	33.7%	63.4%	50.6%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	ANNUAL REPORT Financial Highlights

Calamos Convertible Fund

	CLASS B
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$16.48	$24.27	$23.02	$22.90		$23.04	$24.88

Income from investment operations:
Net investment income (loss)	0.52 (a)	0.32 (a)	0.31 (a)	0.14	(a)	0.24	0.26

Net realized and unrealized gain (loss)	4.86	(7.62)	2.71	0.37		1.99	(0.84)

Total from investment operations	5.38	(7.30)	3.02	0.51		2.23	(0.58)

Distributions:
Dividends from net investment income	(0.35)	(0.43)	(0.68)	(0.39)		(0.75)	(0.22)

Dividends from net realized gains	(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.38)	(0.49)	(1.77)	(0.39)		(2.37)	(1.26)

Net asset value, end of period	$21.48	$16.48	$24.27	$23.02		$22.90	$23.04

Ratios and supplemental data:
Total return(b)	33.04%	(30.66%)	13.91%	2.24%		10.18%	(2.43%)

Net assets, end of period (000)	$88,956	$67,313	$129,258	$153,263		$171,282	$194,383

Ratio of net expenses to average net assets	1.85%	1.89%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.90%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of net investment income (loss) to average net assets	2.78%	1.47%	1.36%	1.03	%(c)	1.10%	1.05%

	CLASS C
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$14.09	$20.82	$20.02	$19.99		$20.42	$22.22

Income from investment operations:
Net investment income (loss)	0.43 (a)	0.28 (a)	0.27 (a)	0.12	(a)	0.18	0.23

Net realized and unrealized gain (loss)	4.14	(6.51)	2.33	0.32		1.79	(0.76)

Total from investment operations	4.57	(6.23)	2.60	0.44		1.97	(0.53)

Distributions:
Dividends from net investment income	(0.39)	(0.44)	(0.71)	(0.41)		(0.78)	(0.23)

Dividends from net realized gains	(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.42)	(0.50)	(1.80)	(0.41)		(2.40)	(1.27)

Net asset value, end of period	$18.24	$14.09	$20.82	$20.02		$19.99	$20.42

Ratios and supplemental data:
Total return(b)	33.01%	(30.62%)	13.93%	2.23%		10.20%	(2.45%)

Net assets, end of period (000)	$579,959	$164,363	$268,809	$310,918		$346,000	$415,044

Ratio of net expenses to average net assets	1.85%	1.89%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.90%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of net investment income (loss) to average net assets	2.66%	1.47%	1.36%	1.03	%(c)	1.10%	1.05%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	159

Calamos Convertible Fund

	CLASS I
				April 1,
				2006
				through		Year Ended
	Year Ended October 31,			October 31,		March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$13.35	$19.62	$18.98	$19.01		$19.55	$21.29

Income from investment operations:
Net investment income (loss)	0.56 (a)	0.43 (a)	0.44 (a)	0.22	(a)	0.35	0.43

Net realized and unrealized gain (loss)	3.92	(6.15)	2.20	0.30		1.72	(0.73)

Total from investment operations	4.48	(5.72)	2.64	0.52		2.07	(0.30)

Distributions:
Dividends from net investment income	(0.53)	(0.49)	(0.91)	(0.55)		(0.99)	(0.40)

Dividends from net realized gains	(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.56)	(0.55)	(2.00)	(0.55)		(2.61)	(1.44)

Net asset value, end of period	$17.27	$13.35	$19.62	$18.98		$19.01	$19.55

Ratios and supplemental data:
Total return(b)	34.30%	(29.95%)	15.11%	2.83%		11.31%	(1.47%)

Net assets, end of period (000)	$424,287	$15,152	$17,781	$21,126		$26,304	$35,235

Ratio of net expenses to average net assets	0.85%	0.89%	0.88%	0.87	%(c)	0.87%	0.86%

Ratio of gross expenses to average net assets prior to expense reductions	0.85%	0.90%	0.88%	0.87	%(c)	0.87%	0.86%

Ratio of net investment income (loss) to average net assets	3.56%	2.47%	2.36%	2.03	%(c)	2.10%	2.05%

	CLASS R
			March 1, 2007*
	Year Ended		through
	October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$14.11	$20.75	$19.04

Income (loss) from investment operations:
Net investment income (loss)(a)	0.51	0.37	0.24

Net realized and unrealized gain (loss)	4.15	(6.49)	2.03

Total from investment operations	4.66	(6.12)	2.27

Distributions:
Dividends from net investment income	(0.46)	(0.46)	(0.56)

Dividends from net realized gains	(0.03)	(0.06)	—

Total distributions	(0.49)	(0.52)	(0.56)

Net asset value, end of year	$18.28	$14.11	$20.75

Ratios and supplemental data:
Total return(b)	33.68%	(30.19%)	12.08%

Net assets, end of year (000)	$705	$78	$112

Ratio of net expenses to average net assets	1.35%	1.39%	1.38	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.40%	1.38	%(c)

Ratio of net investment income (loss) to average net assets	3.06%	1.97%	1.86	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

160	ANNUAL REPORT Financial Highlights

Calamos Total Return Bond Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
			June 27,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of period	$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.35 (a)	0.33 (a)	0.15

Net realized and unrealized gain (loss)	1.30	(0.35)	0.25

Total from investment operations	1.65	(0.02)	0.40

Distributions:
Dividends from net investment income	(0.41)	(0.41)	(0.15)

Dividends from net realized gains	—	—	—

Total distributions	(0.41)	(0.41)	(0.15)

Net asset value, end of period	$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	17.10%	(0.33%)	4.00%

Net assets, end of period (000)	$94,831	$55,858	$39,590

Ratio of net expenses to average net assets	0.88%	0.83%	0.90	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.00%	1.13%	1.66	%(c)

Ratio of net investment income (loss) to average net assets	3.30%	3.24%	4.11	%(c)

			June 27,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Portfolio turnover rate	287.2%	678.6%	235.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	161

Calamos Total Return Bond Fund

	CLASS B				CLASS C
			June 27,				June 27,
			2007*				2007*
			through				through
	Year Ended October 31,		October 31,		Year Ended October 31,		October 31,

	2009	2008	2007		2009	2008	2007

Net asset value, beginning of period	$9.82	$10.25	$10.00		$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.27 (a)	0.26 (a)	0.12		0.27 (a)	0.25 (a)	0.12

Net realized and unrealized gain (loss)	1.31	(0.36)	0.25		1.31	(0.35)	0.25

Total from investment operations	1.58	(0.10)	0.37		1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.12)		(0.34)	(0.33)	(0.12)

Dividends from net realized gains	—	—	—		—	—	—

Total distributions	(0.34)	(0.33)	(0.12)		(0.34)	(0.33)	(0.12)

Net asset value, end of period	$11.06	$9.82	$10.25		$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	16.23%	(1.07%)	3.74%		16.23%	(1.07%)	3.74%

Net assets, end of period (000)	$22,103	$12,539	$1,983		$39,605	$19,018	$1,527

Ratio of net expenses to average net assets	1.63%	1.58%	1.65	%(c)	1.63%	1.58%	1.65%

Ratio of gross expenses to average net assets prior to expense reductions	1.75%	1.88%	2.41	%(c)	1.75%	1.88%	2.41%

Ratio of net investment income (loss) to average net assets	2.56%	2.49%	3.36	%(c)	2.54%	2.49%	3.36%

	CLASS I				CLASS R
			June 27,				June 27,
			2007*				2007*
			through				through
	Year Ended October 31,		October 31,		Year Ended October 31,		October 31,

	2009	2008	2007		2009	2008	2007

Net asset value, beginning of period	$9.82	$10.24	$10.00		$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.38 (a)	0.36 (a)	0.16		0.33 (a)	0.31 (a)	0.14

Net realized and unrealized gain (loss)	1.30	(0.35)	0.24		1.30	(0.36)	0.25

Total from investment operations	1.68	0.01	0.40		1.63	(0.05)	0.39

Distributions:
Dividends from net investment income	(0.44)	(0.43)	(0.16)		(0.39)	(0.38)	(0.14)

Dividends from net realized gains	—	—	—		—	—	—

Total distributions	(0.44)	(0.43)	(0.16)		(0.39)	(0.38)	(0.14)

Net asset value, end of period	$11.06	$9.82	$10.24		$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	17.39%	0.02%	4.06%		16.81%	(0.58%)	3.91%

Net assets, end of period (000)	$41,689	$34,049	$33,698		$1,283	$1,033	$1,039

Ratio of net expenses to average net assets	0.63%	0.58%	0.65	%(c)	1.13%	1.08%	1.15	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.75%	0.88%	1.41	%(c)	1.25%	1.38%	1.91	%(c)

Ratio of net investment income (loss) to average net assets	3.59%	3.49%	4.36	%(c)	3.09%	2.99%	3.86	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

162	ANNUAL REPORT Financial Highlights

Calamos High Yield Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.11	$10.96	$10.71	$10.83		$10.75	$10.86

Income from investment operations:
Net investment income (loss)	0.61 (a)	0.55 (a)	0.61	0.34		0.60	0.67

Net realized and unrealized gain (loss)	2.29	(3.44)	0.34	0.00**		0.33	(0.07)

Total from investment operations	2.90	(2.89)	0.95	0.34		0.93	0.60

Distributions:
Dividends from net investment income	(0.49)	(0.73)	(0.64)	(0.46)		(0.72)	(0.56)

Dividends from net realized gains	—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.49)	(0.96)	(0.70)	(0.46)		(0.85)	(0.71)

Net asset value, end of period	$9.52	$7.11	$10.96	$10.71		$10.83	$10.75

Ratios and supplemental data:
Total return(b)	42.27%	(28.60%)	9.16%	3.32%		9.11%	5.67%

Net assets, end of period (000)	$207,057	$90,995	$186,816	$147,400		$152,382	$119,798

Ratio of net expenses to average net assets	1.22%	1.21%	1.19%	1.17	%(c)	1.19%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.22%	1.21%	1.20%	1.17	%(c)	1.19%	1.24%

Ratio of net investment income (loss) to average net assets	7.48%	5.69%	5.39%	5.50	%(c)	5.70%	6.26%

				April 1,
				2006
				through
	Year Ended October 31,			October, 31	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	55.0%	47.5%	74.1%	27.1%	73.1%	39.7%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	163

Calamos High Yield Fund

	CLASS B
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.35	$11.28	$11.00	$11.10		$10.99	$11.11

Income from investment operations:
Net investment income (loss)	0.57 (a)	0.50 (a)	0.50	0.31		0.54	0.61

Net realized and unrealized gain (loss)	2.36	(3.55)	0.39	(0.01)		0.34	(0.08)

Total from investment operations	2.93	(3.05)	0.89	0.30		0.88	0.53

Distributions:
Dividends from net investment income	(0.42)	(0.65)	(0.55)	(0.40)		(0.64)	(0.50)

Dividends from net realized gains	—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.42)	(0.88)	(0.61)	(0.40)		(0.77)	(0.65)

Net asset value, end of period	$9.86	$7.35	$11.28	$11.00		$11.10	$10.99

Ratios and supplemental data:
Total return(b)	41.16%	(29.06%)	8.32%	2.84%		8.37%	4.83%

Net assets, end of period (000)	$19,897	$14,956	$27,806	$33,499		$31,960	$28,228

Ratio of net expenses to average net assets	1.98%	1.96%	1.94%	1.92	%(c)	1.94%	1.99%

Ratio of gross expenses to average net assets prior to expense reductions	1.98%	1.96%	1.95%	1.92	%(c)	1.94%	1.99%

Ratio of net investment income (loss) to average net assets	6.83%	4.94%	4.64%	4.75	%(c)	4.95%	5.51%

	CLASS C
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.31	$11.22	$10.95	$11.05		$10.94	$11.06

Income from investment operations:
Net investment income (loss)	0.56 (a)	0.49 (a)	0.48	0.30		0.54	0.61

Net realized and unrealized gain (loss)	2.36	(3.52)	0.40	—		0.33	(0.08)

Total from investment operations	2.92	(3.03)	0.88	0.30		0.87	0.53

Distributions:
Dividends from net investment income	(0.43)	(0.65)	(0.55)	(0.40)		(0.63)	(0.50)

Dividends from net realized gains	—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.43)	(0.88)	(0.61)	(0.40)		(0.76)	(0.65)

Net asset value, end of period	$9.80	$7.31	$11.22	$10.95		$11.05	$10.94

Ratios and supplemental data:
Total return(b)	41.16%	(29.03%)	8.27%	2.85%		8.37%	4.87%

Net assets, end of period (000)	$45,673	$28,261	$48,377	$60,486		$65,089	$70,922

Ratio of net expenses to average net assets	1.98%	1.96%	1.94%	1.92	%(c)	1.94%	1.99%

Ratio of gross expenses to average net assets prior to expense reductions	1.98%	1.96%	1.95%	1.92	%(c)	1.94%	1.99%

Ratio of net investment income (loss) to average net assets	6.80%	4.94%	4.64%	4.75	%(c)	4.95%	5.51%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	ANNUAL REPORT Financial Highlights

Calamos High Yield Fund

	CLASS I
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$7.12	$10.96	$10.71	$10.84		$10.75	$10.85

Income from investment operations:
Net investment income (loss)	0.63 (a)	0.57 (a)	0.60	0.33		0.64	0.82

Net realized and unrealized gain (loss)	2.28	(3.42)	0.38	0.02		0.33	(0.19)

Total from investment operations	2.91	(2.85)	0.98	0.35		0.97	0.63

Distributions:
Dividends from net investment income	(0.51)	(0.76)	(0.67)	(0.48)		(0.75)	(0.58)

Dividends from net realized gains	—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.51)	(0.99)	(0.73)	(0.48)		(0.88)	(0.73)

Net asset value, end of period	$9.52	$7.12	$10.96	$10.71		$10.84	$10.75

Ratios and supplemental data:
Total return(b)	42.41%	(28.31%)	9.43%	3.50%		9.39%	5.96%

Net assets, end of period (000)	$19,286	$8,010	$9,109	$2,455		$1,947	$1,874

Ratio of net expenses to average net assets	0.97%	0.96%	0.94%	0.92	%(c)	0.94%	0.99%

Ratio of gross expenses to average net assets prior to expense reductions	0.97%	0.96%	0.95%	0.92	%(c)	0.94%	0.99%

Ratio of net investment income (loss) to average net assets	7.61%	5.94%	5.64%	5.75	%(c)	5.95%	6.51%

	CLASS R
			March 1,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$7.11	$10.95	$10.84

Income (loss) from investment operations:
Net investment income (loss)	0.59 (a)	0.53 (a)	0.37

Net realized and unrealized gain (loss)	2.29	(3.43)	0.13

Total from investment operations	2.88	(2.90)	0.50

Distributions:
Dividends from net investment income	(0.47)	(0.71)	(0.39)

Dividends from net realized gains	—	(0.23)	—

Total distributions	(0.47)	(0.94)	(0.39)

Net asset value, end of year	$9.52	$7.11	$10.95

Ratios and supplemental data:
Total return(b)	41.93%	(28.71%)	4.69%

Net assets, end of year (000)	$122	$75	$105

Ratio of net expenses to average net assets	1.48%	1.46%	1.44	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.46%	1.45	%(c)

Ratio of net investment income (loss) to average net assets	7.31%	5.44%	5.14	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	165

Calamos Market Neutral Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$10.97	$13.31	$12.77	$12.67		$13.02	$14.45

Income from investment operations:
Net investment income (loss)	0.30 (a)	0.30 (a)	0.47 (a)	0.30	(a)	0.55 (a)	0.33

Net realized and unrealized gain (loss)	0.89	(2.13)	0.51	0.13		0.09	(0.46)

Total from investment operations	1.19	(1.83)	0.98	0.43		0.64	(0.13)

Distributions:
Dividends from net investment income	(0.52)	(0.51)	(0.44)	(0.33)		(0.99)	(0.82)

Dividends from net realized gains	(0.29)	—	—	—		—	(0.48)

Total distributions	(0.81)	(0.51)	(0.44)	(0.33)		(0.99)	(1.30)

Net asset value, end of period	$11.35	$10.97	$13.31	$12.77		$12.67	$13.02

Ratios and supplemental data:
Total return(b)	11.77%	(14.22%)	7.81%	3.45%		5.20%	(1.03%)

Net assets, end of period (000)	$938,686	$815,845	$1,012,912	$497,161		$254,292	$279,737

Ratio of net expenses to average net assets	1.19%	1.12%	1.18%	1.25	%(c)	1.57%	1.32%

Ratio of gross expenses to average net assets prior to expense reductions	1.20%	1.13%	1.19%	1.25	%(c)	1.57%	1.32%

Ratio of net investment income (loss) to average net assets	2.80%	2.40%	3.63%	4.03	%(c)	4.34%	3.45%

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.15%	1.08%	1.10%	1.15	%(c)	1.14%	1.14%

				April 1,
				2006
				through
	Year Ended October 31,			October 31,	Year Ended March 31,

	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	79.8%	112.0%	104.7%	78.4%	137.1%	74.4%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	ANNUAL REPORT Financial Highlights

Calamos Market Neutral Income Fund

	CLASS B
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$11.48	$13.90	$13.31	$13.18		$13.51	$14.95

Income from investment operations:
Net investment income (loss)	0.24 (a)	0.22 (a)	0.39 (a)	0.25	(a)	0.47 (a)	0.33

Net realized and unrealized gain (loss)	0.92	(2.23)	0.53	0.14		0.08	(0.56)

Total from investment operations	1.16	(2.01)	0.92	0.39		0.55	(0.23)

Distributions:
Dividends from net investment income	(0.43)	(0.41)	(0.33)	(0.26)		(0.88)	(0.73)

Dividends from net realized gains	(0.29)	—	—	—		—	(0.48)

Total distributions	(0.72)	(0.41)	(0.33)	(0.26)		(0.88)	(1.21)

Net asset value, end of period	$11.92	$11.48	$13.90	$13.31		$13.18	$13.51

Ratios and supplemental data:
Total return(b)	10.87%	(14.84%)	7.04%	3.00%		4.33%	(1.66%)

Net assets, end of period (000)	$34,370	$43,852	$52,502	$46,453		$35,076	$40,019

Ratio of net expenses to average net assets	1.95%	1.87%	1.93%	2.00	%(c)	2.32%	2.07%

Ratio of gross expenses to average net assets prior to expense reductions	1.95%	1.88%	1.94%	2.00	%(c)	2.32%	2.07%

Ratio of net investment income (loss) to average net assets	2.13%	1.65%	2.88%	3.28	%(c)	3.59%	2.70%

Ratio of net expenses, excluding dividend expense on short positions to average net assets	1.91%	1.83%	1.85%	1.90	%(c)	1.89%	1.89%

	CLASS C
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$11.12	$13.48	$12.93	$12.83		$13.17	$14.61

Income from investment operations:
Net investment income (loss)	0.23 (a)	0.21 (a)	0.38 (a)	0.25	(a)	0.46 (a)	0.24

Net realized and unrealized gain (loss)	0.90	(2.16)	0.51	0.12		0.08	(0.47)

Total from investment operations	1.13	(1.95)	0.89	0.37		0.54	(0.23)

Distributions:
Dividends from net investment income	(0.44)	(0.41)	(0.34)	(0.27)		(0.88)	(0.73)

Dividends from net realized gains	(0.29)	—	—	—		—	(0.48)

Total distributions	(0.73)	(0.41)	(0.34)	(0.27)		(0.88)	(1.21)

Net asset value, end of period	$11.52	$11.12	$13.48	$12.93		$12.83	$13.17

Ratios and supplemental data:
Total return(b)	10.91%	(14.84%)	7.01%	2.97%		4.37%	(1.69%)

Net assets, end of period (000)	$330,360	$363,213	$457,924	$309,142		$162,218	$129,352

Ratio of net expenses to average net assets	1.95%	1.87%	1.93%	2.00	%(c)	2.32%	2.07%

Ratio of gross expenses to average net assets prior to expense reductions	1.95%	1.88%	1.94%	2.00	%(c)	2.32%	2.07%

Ratio of net investment income (loss) to average net assets	2.10%	1.65%	2.88%	3.28	%(c)	3.59%	2.70%

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.91%	1.83%	1.85%	1.90	%(c)	1.89%	1.89%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights ANNUAL REPORT	167

Calamos Market Neutral Income Fund

	CLASS I
				April 1,
				2006
				through
	Year Ended October 31,			October 31,		Year Ended March 31,

	2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$10.88	$13.21	$12.67	$12.57		$12.92	$14.34

Income from investment operations:
Net investment income (loss)	0.32 (a)	0.32 (a)	0.50 (a)	0.31	(a)	0.57 (a)	0.54

Net realized and unrealized gain (loss)	0.89	(2.11)	0.51	0.14		0.10	(0.63)

Total from investment operations	1.21	(1.79)	1.01	0.45		0.67	(0.09)

Distributions:
Dividends from net investment income	(0.55)	(0.54)	(0.47)	(0.35)		(1.02)	(0.85)

Dividends from net realized gains	(0.29)	—	—	—		—	(0.48)

Total distributions	(0.84)	(0.54)	(0.47)	(0.35)		(1.02)	(1.33)

Net asset value, end of period	$11.25	$10.88	$13.21	$12.67		$12.57	$12.92

Ratios and supplemental data:
Total return(b)	12.07%	(14.03%)	8.12%	3.62%		5.56%	(0.76%)

Net assets, end of period (000)	$183,133	$102,745	$24,954	$14,450		$7,830	$39,561

Ratio of net expenses to average net assets	0.94%	0.87%	0.93%	1.00	%(c)	1.32%	1.07%

Ratio of gross expenses to average net assets prior to expense reductions	0.95%	0.88%	0.94%	1.00	%(c)	1.32%	1.07%

Ratio of net investment income (loss) to average net assets	2.99%	2.65%	3.88%	4.28	%(c)	4.59%	3.70%

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.90%	0.83%	0.85%	0.90	%(c)	0.89%	0.89%

	CLASS R
			March 1,
			2007*
			through
	Year Ended October 31,		October 31,

	2009	2008	2007

Net asset value, beginning of year	$10.96	$13.31	$12.84

Income (loss) from investment operations:
Net investment income (loss)(a)	0.25	0.27	0.30

Net realized and unrealized gain (loss)	0.91	(2.14)	0.40

Total from investment operations	1.16	(1.87)	0.70

Distributions:
Dividends from net investment income	(0.50)	(0.48)	(0.23)

Dividends from net realized gains	(0.29)	—	—

Total distributions	(0.79)	(0.48)	(0.23)

Net asset value, end of year	$11.33	$10.96	$13.31

Ratios and supplemental data:
Total return(b)	11.46%	(14.48%)	5.47%

Net assets, end of year (000)	$1,034	$162	$105

Ratio of net expenses to average net assets	1.44%	1.37%	1.43	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.38%	1.44	%(c)

Ratio of net investment income (loss) to average net assets	2.36%	2.15%	3.38	%(c)

Ratio of net expenses, excluding dividend expense on short positions to average net assets	1.40%	1.33%	1.35	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	ANNUAL REPORT Financial Highlights

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Calamos Investment Trust (the “Trust”), consisting of the Growth Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund and Market Neutral Income Fund (the “Funds”), as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for each year or for each period ended on or after March 31, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for periods ended prior to March 31, 2006 were audited by other auditors whose report, dated May 13, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above included in the Calamos Investment Trust as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented, and the financial highlights for the respective periods stated in the first paragraph in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 17, 2009

Report of Independent Registered Public Accounting Firm ANNUAL REPORT	169

Trustee Approval of Management Agreement (unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 17, 2009, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2010, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services

The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the investment results produced by the Adviser’s in-house research. The Board also noted the significant personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. The Board also considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds

The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2009. Where available, the Board considered one-, three-, five- and ten-year performance.

170	ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods, although it outperformed its Universe Median during the ten-year period. The Board also noted that, on a quarterly basis during the five-year period, the Fund outperformed its Universe Median a majority of the time and that, for the year through June 12, 2009, the Fund significantly outperformed its benchmark, the Russell Midcap Growth Index. The Board also considered management’s assertion that the Fund’s underperformance relative to the Universe Median was due in large part to the Fund’s bias toward growth-oriented businesses, many of which were the subject of a recent market sell-off that management deemed to be extreme and an overreaction.

Calamos Value Fund. The Board considered that the Fund slightly underperformed its Universe Median during the one-, three- and five-year periods. The Board noted that, while its focus continues to be on longer-term performance, the Fund significantly outperformed its benchmark, the Russell 1000 Value Index, for the year through June 12, 2009.

Calamos Blue Chip Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Multi-Fund Blend. Noting that the Fund commenced operations in June 2006, the Board considered that the Fund underperformed its Universe Median during the one-year period. Given the Fund’s short operating history, however, the Board concluded it was reasonable to allow the Adviser more time to further develop the Fund’s performance record.

Calamos International Growth Fund. The Board considered that the Fund outperformed its Universe Median during the one- and three-year periods.

Calamos Evolving World Growth Fund. Noting that the Fund commenced operations in August 2008, the Board considered that the Fund outperformed its Universe Median during the one-year period.

Calamos Global Equity Fund. Noting that the Fund commenced operations in March 2007, the Board considered that the Fund outperformed its Universe Median during the one-year period.

Calamos Growth and Income Fund. The Board considered that the Fund outperformed its Universe Median during the one-, five- and ten-year periods, although it underperformed its Universe Median during the three-year period.

Calamos Global Growth and Income Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods, although it underperformed its Universe Median during the ten-year period.

Calamos Convertible Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos Total Return Bond Fund. Noting that the Fund commenced operations in June 2007, the Board considered that the Fund outperformed its Universe Median during the one-year period.

Calamos High Yield Fund. The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Market Neutral Income Fund. The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods, although it outperformed its Universe Median during the ten-year period. The Board also noted that, on a quarterly basis during the five-year period, the Fund outperformed its Universe Median a majority of the time and that, for the year through June 12, 2009, the Fund significantly outperformed its benchmark, the Barclays U.S. Government/Credit Index.

For the reasons noted above, the Board concluded that continuation of the management agreement for each Fund was in the best interest of the Fund and its shareholders.

Trustee Approval of Management Agreement ANNUAL REPORT	171

Trustee Approval of Management Agreement (unaudited)

Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board noted that while, generally, the rates of fees paid by those clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s significantly broader scope of services regarding the Funds, and the more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Calamos Growth Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Value Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Blue Chip Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Multi-Fund Blend. The Board noted that the Fund does not pay a management fee, but instead indirectly bears the expenses of Growth Fund, Value Fund and Global Growth and Income Fund, the three underlying Funds, which are described above.

Calamos International Growth Fund. The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio after reimbursement, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group.

Calamos Evolving World Growth Fund. The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio after reimbursement, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group.

Calamos Global Equity Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

172	ANNUAL REPORT Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)

Calamos Growth and Income Fund. The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group.

Calamos Global Growth and Income Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Convertible Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Total Return Bond Fund. The Board considered that the Fund’s management fee rate and total expense ratio after reimbursement are lower than the respective medians of the Fund’s Expense Group.

Calamos High Yield Fund. The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Calamos Market Neutral Income Fund. The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser was reasonable in light of the nature and quality of the services provided.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund, other than Multi-Fund Blend, could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if the Fund expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each Fund, other than Multi-Fund Blend, allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefore, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of each Fund and its shareholders.

Trustee Approval of Management Agreement ANNUAL REPORT	173

Tax Information (unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2009:

Market
Convertible	Neutral Income
Fund	Fund

$1,540,022	$33,212,047

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2009:

International
Growth	Value	Blue Chip	Multi-Fund	Growth
Fund	Fund	Fund	Blend	Fund

$51,219,457	$1,167,055	$1,548,183	$171,654	$3,037,292

Evolving World			Global Growth
Growth	Global Equity	Growth and	and Income
Fund	Fund	Income Fund	Fund

$280,557	$360,501	$47,946,589	$8,618,559

Market
Convertible	High Yield	Neutral Income
Fund	Fund	Fund

$12,581,722	$1,717,024	$20,006,878

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2009:

Evolving World
Value	Blue Chip	Growth	Global Equity	Growth and
Fund	Fund	Fund	Fund	Income Fund

100%	100%	7%	8%	71%

Global Growth			Market
and Income	Convertible	High Yield	Neutral Income
Fund	Fund	Fund	Fund

16%	20%	9%	55%

At October 31, 2009, more than 50% of each of International Growth Fund, Evolving World Growth Fund, Global Equity Fund and Global Growth and Income Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

Global Equity Fund and Global Growth and Income Fund will take the foreign tax expense as a deduction to their taxable income.

174	ANNUAL REPORT Tax Information

Trustees & Officers (unaudited)

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2009, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios in
		Fund Complex∧	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 69*	Trustee and President (since 1988)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:
Joe F. Hanauer, 72**	Trustee (since 2001)	19	Private investor; Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 59	Trustee (since 2002)	19	Of Counsel and, until December 31, 2006, Partner, Freeborn & Peters (law firm)

John E. Neal, 59	Trustee (since 2001)	19	Private investor; formerly Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT); Partner, Private Perfumery LLC (private label perfume company); Linden LLC (health care private equity) and Greenspire Properties LLC (private homebuilder and real estate development company)

William R. Rybak, 58	Trustee (since 2002)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC***

Stephen B. Timbers, 65	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation

David D. Tripple, 65	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund****

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an affiliate of Calamos Advisors and CFS. Mr. Calamos is the uncle of Nick P. Calamos, Vice President of the Trust.

**	Mr. Hanauer will retire as of December 31, 2009, in accordance with the board’s retirement policy with respect to independent trustees. There is no current intention to fill such vacancy.

***	Overseeing 109 portfolios in fund complex

****	Overseeing 2 portfolios in fund complex

∧	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees & Officers ANNUAL REPORT	175

Trustees & Officers (unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2009, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 46	Vice President and Chief Financial Officer (since 2007)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); prior thereto, Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc.
Nick P. Calamos, 48	Vice President (since 1992)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS
James J. Boyne, 43	Vice President (since 2008)	Senior Vice President, General Counsel and Secretary, Calamos Advisors (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001-2008)
Stathy Darcy, 43	Secretary (since 2007)	Vice President and Deputy General Counsel—Mutual Funds, Calamos Advisors (since 2006); prior thereto, Partner, Chapman and Cutler LLP (law firm)
Mark Mickey, 58	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005);

The address of each officer is 2020 Calamos Court, Naperville, IL 60563.

Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling (800)•582•6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Securities and Exchange Commission’s website at www.sec.gov.

176	ANNUAL REPORT Trustees & Officers

Trustees & Officers (unaudited)

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386	Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy.

• Get fund prices and account balances
• Review recent transactions
• Order statements, literature and more

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT
www.calamos.com	Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

Go Paperless!

Sign Up for e-Delivery

It’s convenient, timely and helps reduce mailbox clutter.

You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Visit www.calamos.com and sign up for e-Delivery.

Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2010, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2009. The managers' views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12 month period ended June 30, 2009 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K & L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2009 Calamos Holdings LLC. All Rights Reserved.
Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

MFANR 1631 2009

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fee — $405,000 and $351,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $365,598 and $269,539 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $67,125 and $67,040 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) $67,125 and $67,040 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $25,000 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 30, 2009

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 30, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 30, 2009

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 30, 2009